GE INSTITUTIONAL FUNDS

    ANNUAL REPORT

[GE LOGO OMITTED]

                                                              September 30, 2000

[GE LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

I am pleased to provide you with the Annual Report for the GE Institutional Funds, for the twelve-month period ended September 30, 2000. In this letter I would like to give you an overview of some of the new products and ideas we have introduced since our last report, fund highlights, an overview of the market and what we expect will happen in the market over the course of the next few months. If you would like detailed information about a particular fund's performance, please read the portfolio manager commentary and fund specific data included in this report.

MARKET OVERVIEW
The U.S. economy continued its strength into the third quarter of the year, as unemployment figures reached a new low of 3.9% and worker productivity levels continued to rise. The Federal Reserve Board's interest rate increases over the past 18 months began to take effect as signs of inflation diminished and the U.S. economy appeared to be heading for a soft landing. U.S. stock markets were hard hit during the second quarter of the year, as the NASDAQ composite index fell 355 points, or over 30% in one day. The NASDAQ did regain much of its losses in June and into the third quarter, however it still finished down 9.74% for the one-year period that ended September 30th. The Dow Jones Industrial Average and the S&P 500 Index also closed the year down, finishing at -1.39% and -6.31% respectively. The positive news from the major indexes was that the market had regained some breadth after having been narrowly focused on technology stocks for so long. Utility stocks, financials, capital goods and energy stocks all performed well during the third quarter.

The Federal Reserve Board declined to increase interest rates at its last meeting, meeting market expectations. The bond market reacted favorably, as interest rates lowered across the maturity spectrum, producing a positive total return for the U.S. Treasury sector.

MARKET  OUTLOOK
As we enter the fourth quarter of the year, we believe there are four areas of concern for the economy and the markets. The first is the November presidential elections, with concern about future spending by the U.S. Government being raised since both candidates have made promises that will impact the surplus, and could cause the country to go back to a deficit position. The second concern is the ability of the Federal Reserve Board to hold interest rates steady. The Board's bias thus far has been toward tightening rates, and looks to continue that way, given the tight labor market and potential inflation effect of higher energy costs. The third concern came into play during September as a number of large companies, roughly 30% of the DJIA, reported earnings misses - meaning that they would not meet their earnings estimates for the year. The fourth area is rising energy costs. The price of oil reached a ten-year high of $37 a barrel, as the third quarter ended. If weather forecasters are correct in predicting a very cold winter, then oil and gas consumption will be heavy and could result in higher prices. Higher energy prices would also affect corporate earnings, since the cost of doing business for many companies would be negatively impacted.

With all of these uncertainties in the market, we continue to believe that our investment strategy of stock picking, and not indexing, is the key determinant of who will be successful going forward and who will not. We will continue to look for investment opportunities with high-quality companies that have strategic vision and strong earnings potential. We plan to position our portfolios in a neutral posture going forward in order to take advantage of investment opportunities as they arise. We would suggest that our investors look to balance their portfolios, based upon their tolerance levels and risk profiles in order to make the most of the earning power in their portfolios.

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Thank you for your continued investment with GE Institutional Funds. We look forward to continuing to serve your financial needs.

Sincerely,

/s/MICHAEL J. COSGROVE


Michael J. Cosgrove
CHAIRMAN, GE INSTITUTIONAL FUNDS

OCTOBER 16, 2000

MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

                                                                U.S. EQUITY FUND
-------------------------------------------------------------------------------

  Q&A

GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF THE U.S. EQUITY INVESTMENT PROCESS AT GE ASSET MANAGEMENT, WITH TOTAL U.S. EQUITY ASSETS OF APPROX-IMATELY $34 BILLION, AS OF SEPTEMBER 30, 2000. HE LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE U.S. EQUITY FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM, AS WELL AS CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE OF GE ASSET MANAGEMENT. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS MANAGEMENT.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The U.S. Equity Fund posted a return of 12.70% for the one-year period ended September 30, 2000 while the Standard & Poor's 500 Composite Price Index returned 13.24% for the same period.


Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Fund underperformed the benchmark because of an underweighting in technology and due to the continued decline in consumer cyclical stocks amid a moderation in economic growth. Financial, consumer stable, energy, and capital goods were strong sectors for the Fund and helped contribute positively to performance.


Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?
A. Several sectors have helped performance including financial, consumer stable, energy, and capital goods. The financial sector has just recently rebounded to post very strong returns in the third quarter of 2000, helping to offset lackluster results early on in the year. The consumer stable sector has done well primarily due to the strong performance of healthcare stocks. Energy has also been a strong sector, due to positive demand/ supply characteristics around oil and the production and refining of this commodity. Another positive sector over the annual period was capital goods. Recently, capital goods stocks have pulled back, because of several disappointing earnings pre-announcements and moderation in economic growth both in the United States and abroad.

    The technology sector delivered strong double-digit returns over the period. However, our concerns over valuations resulted in an underweighting of the sector. In addition, the consumer cyclical sector has been hit hard amid concerns of an economic slowdown, with retailers, restaurants, broadcasting, and entertainment stocks all under pressure.


Q.  WHAT HAS BEEN GOING ON IN THE U.S. EQUITY MARKETS?
A. Volatility has been the one constant in the U.S. equity markets over the past year. After stellar gains in the fourth quarter of 1999, the first three quarters of 2000 were very volatile. The first quarter of 2000 performed quite well, with a very strong January and February, however, March proved to be the beginning of a re-valuation in the U.S. equity markets. A number of technology stocks were priced to perfection and the March through May period corrected some of the excesses.

    The U.S. Equity markets certainly did not earn a gold medal in the third quarter of 2000. In fact, the S&P 500 finished down 1.0% in the quarter, placing the index seventh out of 33 FT/S&P All-World Indices measured in U.S. dollars. The silver lining is that the U.S. position improved from 18th place in 1999, perhaps indicating that the U.S. markets provide a relative "safe" haven in times of slowing global economic conditions.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. With the Fund broadly diversified in high-quality, reasonably valued stocks, we believe it is well positioned for the volatility that we expect for the remainder of the year. We are committed to investing in high quality managements that have the experience and resources to manage their businesses in times of moderating economic conditions.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                     U.S. EQUITY FUND             S&P 500
11/25/97             10,000.00                    10,000.00
12/97                10,298.16                    10,168.40
3/98                 11,529.14                    11,588.04
6/98                 11,819.37                    11,972.16
9/98                 10,628.43                    10,787.78
12/98                12,743.71                    13,086.53
3/99                 13,467.20                    13,735.95
6/99                 14,562.76                    14,691.87
9/99                 13,632.57                    13,787.60
12/99                15,264.48                    15,843.46
3/00                 15,585.02                    16,238.69
6/00                 15,330.79                    15,772.18
9/00                 15,363.95                    15,619.77


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------


                            ONE        SINCE
                           YEAR     INCEPTION**  COMMENCEMENT
--------------------------------------------------------------------------------
U.S. Equity Fund           12.70%     16.26%       11/25/97
--------------------------------------------------------------------------------
S&P 500                    13.24%     16.93%
--------------------------------------------------------------------------------

**INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
  ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.


                               INVESTMENT PROFILE

                  A mutual fund designed for investors who seek
               long-term growth of capital by investing primarily
                     in equity securities of U.S. companies.


--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------


[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

TECHNOLOGY        20.8%
FINANCIAL         18.6%
CONSUMER STABLE   18.0%
CONSUMER CYCLICAL 11.1%
CAPITAL GOODS      8.7%
ENERGY             8.1%
UTILITIES          7.8%
CASH & OTHER       3.3%*
BASIC MATERIALS    2.2%
TRANSPORTATION     1.4%

*INCLUDES CASH EQUALIZED BY FUTURES OF 0.8%.


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
   Citigroup Inc.                                      4.26%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    2.72%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   2.61%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     2.59%
--------------------------------------------------------------------------------
   Intel Corp.                                         2.51%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                2.06%
--------------------------------------------------------------------------------
   Cisco Systems Inc.                                  1.92%
--------------------------------------------------------------------------------
   SBC Communications Inc.                             1.91%
--------------------------------------------------------------------------------
   Fannie Mae                                          1.79%
--------------------------------------------------------------------------------
   First Data Corp.                                    1.78%
--------------------------------------------------------------------------------


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                U.S. EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                U.S. EQUITY FUND

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.7%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.2%

Airgas Inc. .......................    7,148     $   48,696(a)
Barrick Gold Corp. ................   43,681        666,135
Bowater Inc. ......................   13,502        626,999
Du Pont de Nemours (E.I.) & Co. ...   15,884        658,193
International Paper Co. ...........   11,913        341,754
Newmont Mining Corp. ..............   53,609        911,353
PPG Industries Inc. ...............    9,928        394,018
Rayonier Inc. .....................   13,303        478,077
The Dow Chemical Co. ..............   11,913        297,080
Weyerhaeuser Co. ..................   39,710      1,603,291
                                                  6,025,596

CAPITAL GOODS -- 8.7%

Boeing Co. ........................   21,443      1,350,909
Deere & Co. .......................   15,090        501,742
Dover Corp. .......................   88,672      4,162,042
Eaton Corp. .......................   11,318        697,472
Emerson Electric Co. ..............   41,179      2,758,993
General Dynamics Corp. ............   10,722        673,476
Honeywell International Inc. ......   23,032        820,515(h)
Hubbell Inc. (Class B) ............   31,172        781,248
Ingersoll-Rand Co. ................   15,090        511,174
Martin Marietta Materials Inc. ....   16,678        638,434
Molex Inc. (Class A) ..............   62,742      2,599,872
Parker-Hannifin Corp. .............   14,693        495,889
Textron Inc. ......................   52,059      2,401,221
United Technologies Corp. .........   64,866      4,491,970
Waste Management Inc. .............   39,710        692,443
                                                 23,577,400

CONSUMER - CYCLICAL -- 11.1%

Adelphia Communications Corp.
   (Class A) ......................    2,780         76,624(a)
AT&T Corp. - Liberty Media
   Group (Class A) ................  132,233      2,380,194(a)
Carnival Corp. ....................   17,473        430,273
Catalina Marketing Corp. ..........   43,482      1,636,010(a)
Comcast Corp. (Class A) ...........   65,919      2,698,559(a)
Costco Wholesale Corp. ............    8,339        291,344(a)
CVS Corp. .........................   38,915      1,802,251
Gannett Co. Inc. ..................   32,959      1,746,827
Home Depot Inc. ...................   40,901      2,170,309
Interpublic Group Cos. Inc. .......   64,728      2,204,797
Knight-Ridder Inc. ................   13,105        665,898
Lowes Cos. Inc. ...................   41,298      1,853,248
McDonald's Corp. ..................   69,691      2,103,797
NTL Inc. ..........................   37,030      1,714,952(a)
Target Corp. ......................   91,532      2,345,507
The Walt Disney Co. ...............   87,203      3,335,515
Wal-Mart Stores Inc. ..............   48,843      2,350,569
                                                 29,806,674

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.7%
--------------------------------------------------------------------------------
CONSUMER - STABLE -- 18.0%

Abbott Laboratories ...............   48,248    $ 2,294,795
American Home Products Corp. ......   13,104        741,195
Amgen Inc. ........................   21,046      1,469,603(a)
Anheuser Busch Cos. Inc. ..........   17,076        722,528
Avon Products Inc. ................    9,530        389,539
Bestfoods .........................    9,133        664,426
Bristol-Myers Squibb Co. ..........   53,159      3,036,708
Cardinal Health Inc. ..............   62,940      5,550,521
Colgate-Palmolive Co. .............    5,083        239,918
Dentsply International Inc. .......   11,119        388,470
Eli Lilly & Co. ...................   26,607      2,158,493
Energizer Holdings Inc. ...........   31,371        768,589(a)
General Mills Inc. ................   16,678        592,069
Gillette Co. ......................   35,739      1,103,442
Heinz (H.J.) Co. ..................    9,928        367,957
Henry Schein Inc. .................   18,068        360,231(a)
Johnson & Johnson .................   37,764      3,547,456
Lincare Holdings Inc. .............   24,223        694,897(a)
Medtronic Inc. ....................    4,964        257,197
Merck & Co. Inc. ..................   98,481      7,330,679
PE Corp. - PE Biosystems Group ....    4,335        505,028
Pepsico Inc. ......................   80,611      3,708,106
Pfizer Inc. .......................   99,473      4,470,068
Pharmacia Corp. ...................   16,678      1,003,807
Philip Morris Cos. Inc. ...........   15,963        469,911
Procter & Gamble Co. ..............   24,620      1,649,540
Ralston-Ralston Purina Group ......   45,666      1,081,713
Schering Plough Corp. .............   32,165      1,495,672
Sybron International Corp. ........   32,165        771,960(a)
The Quaker Oats Co. ...............    7,148        565,585
Watson Pharmaceuticals Inc. .......    4,369        283,439(a)
                                                 48,683,542

ENERGY -- 8.1%

Anadarko Petroleum Corp. ..........   15,090      1,002,881
Baker Hughes Inc. .................   20,252        751,856
BP Amoco PLC ADR ..................    9,531        505,143
Burlington Resources Inc. .........   26,344        969,789
Calpine Corp. .....................    5,163        538,888(a)
Chevron Corp. .....................    9,530        812,433
Conoco Inc. (Class B) .............   41,695      1,123,159
Exxon Mobil Corp. .................   78,852      7,027,684
Halliburton Co. ...................   21,026      1,028,960
Nabors Industries Inc. ............   32,164      1,685,394(a)
Royal Dutch Petroleum Co. ADR .....   31,768      1,904,094
Schlumberger Ltd. .................   35,401      2,913,945
Texaco Inc. .......................    3,574        187,635
Unocal Corp. ......................   23,827        844,369
USX-Marathon Group ................   17,075        484,503
                                                 21,780,733

FINANCIAL -- 18.6%

AFLAC Inc. ........................    4,765        305,258
American Express Co. ..............   34,746      2,110,819
American International Group
   Inc. ...........................   41,269      3,948,927(h)
Associates First Capital Corp.
   (Class A) ......................   45,865      1,742,870
Bank of America Corp. .............   52,020      2,724,547


----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                                U.S. EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Bank One Corp. ....................   12,707     $  490,808
Berkshire Hathaway Inc. (Class B) .      313        647,910(a)
Chase Manhattan Corp. .............   38,122      1,760,760
Chubb Corp. .......................   19,855      1,571,027
Citigroup Inc. ....................  212,382     11,481,902(h)
Countrywide Credit
   Industries Inc. ................    6,949        262,325
Fannie Mae ........................   67,626      4,835,259
Fidelity National Financial Inc. ..   15,090        373,478
FleetBoston Financial Corp. .......   46,064      1,796,496
Goldman Sachs Group Inc. ..........    7,942        904,892
Hartford Financial Services
   Group Inc. .....................   23,826      1,737,809
J.P. Morgan & Co. Inc. ............    2,979        486,694
Lehman Brothers Holdings Inc. .....   16,638      2,458,264
Loews Corp. .......................    6,155        513,173
Marsh & McLennan Cos. Inc. ........   10,642      1,412,726
MetLife Inc. ......................   16,418        429,946(a)
Morgan Stanley, Dean Witter & Co. .   39,611      3,621,931
PNC Financial Services Group ......   30,973      2,013,245
St. Paul Cos. Inc. ................   15,487        763,703
State Street Corp. ................    9,729      1,264,770(e)
U.S. Bancorp. .....................   18,664        424,606
                                                 50,084,145

TECHNOLOGY -- 20.8%

Analog Devices Inc. ...............   33,295      2,748,919(a)
Applied Materials Inc. ............   35,262      2,091,477(a)
Automatic Data Processing Inc. ....   42,966      2,873,351
Cisco Systems Inc. ................   93,517      5,166,814(a)
Compaq Computer Corp. .............   13,501        372,358
Dell Computer Corp. ...............  100,069      3,083,376(a)
EMC Corp. .........................   40,226      3,987,402(a)
Equifax Inc. ......................  119,914      3,230,183
First Data Corp. ..................  122,705      4,793,164
Intel Corp. .......................  162,811      6,766,832
International Business
   Machines Corp. .................   13,501      1,518,863
Micron Technology Inc. ............   28,811      1,325,306(a)
Microsoft Corp. ...................  115,827      6,985,816(a)
Motorola Inc. .....................   78,229      2,209,969
Nortel Networks Corp. .............   43,680      2,601,690
PerkinElmer Inc. ..................    4,646        484,926
Pitney Bowes Inc. .................   33,158      1,307,669
Sun Microsystems Inc. .............   13,899      1,622,708(a)
Tellabs Inc. ......................   29,385      1,403,134(a)
Texas Instruments Inc. ............   27,797      1,311,671
Unisys Corp. ......................   11,688        131,490(a)
                                                 56,017,118

TRANSPORTATION -- 1.4%

AMR Corp. .........................   22,277        728,180(a)
Burlington Northern Santa
   Fe Corp. .......................   46,262        997,524
Canadian Pacific Ltd. .............   37,327        970,502
Continental Airlines Inc.
   (Class B) ......................   10,722        487,181(a)
Delta Air Lines Inc. ..............   15,885        704,897
                                                  3,888,284

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
UTILITIES -- 7.8%

AT&T Corp. ........................   29,783     $  874,876
AT&T Wireless Group ...............    7,942        165,789(a)
Dominion Resources Inc. ...........    5,559        322,769
Duke Energy Corp. .................   20,848      1,787,716
Dynegy Inc. (Class A) .............    8,736        497,952
El Paso Energy Corp. ..............   25,018      1,541,734
Enron Corp. .......................    7,148        626,344
Global Crossing Ltd. ..............   25,017        775,527(a)
NEXTLINK Communications Inc.
   (Class A) ......................   17,075        600,827(a)
Qwest Communications
   International Inc. .............   48,248      2,318,919(a)
SBC Communications Inc. ...........  103,048      5,152,400
Southern Energy Inc. ..............    4,764        149,471(a)
Sprint Corp. (FON Group) ..........   37,328      1,094,177
Verizon Communications ............   47,652      2,308,144
Vodafone Group PLC ADR ............   35,939      1,329,743
WorldCom Inc. .....................   21,046        639,272(a)
Xcel Energy Inc. ..................   28,989        797,197
                                                 20,982,857

TOTAL INVESTMENTS IN SECURITIES
   (COST $237,413,920)                          260,846,349


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.4%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $9,226,776) ..............9,226,776      9,226,776

OTHER ASSETS AND LIABILITIES,
   NET (0.1)% .....................                (344,809)
                                               ------------


NET ASSETS-- 100% .................            $269,728,316
                                               ============



--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long futures contracts open at September 30, 2000:

                           NUMBER
              EXPIRATION     OF       UNDERLYING   UNREALIZED
DESCRIPTION      DATE     CONTRACTS   FACE VALUE  DEPRECIATION
--------------------------------------------------------------------------------

S&P 500        Dec. 2000      6       $2,180,550   $(111,609)


----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

  Q&A

JAMES B. MAY LEADS A TEAM OF PORTFOLIO MANAGERS AT STATE STREET GLOBAL ADVISORS, THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SINCE 1994, JAMES HAS BEEN AN INVESTMENT OFFICER AND PORTFOLIO MANAGER IN THE U.S. STRUCTURED PRODUCTS GROUP AT STATE STREET BANK AND TRUST COMPANY WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $738 BILLION AS OF SEPTEMBER 30, 2000. FROM 1991 TO 1993, JAMES SERVED AS AN INVESTMENT SUPPORT ANALYST IN THE U.S. PASSIVE SERVICES GROUP AT STATE STREET. JAMES HOLDS A B.S. IN FINANCE FROM BENTLEY COLLEGE AND AN M.B.A. FROM BOSTON COLLEGE.


Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The S&P 500 Index Fund had a return of 13.83% for the one-year period ended September 30, 2000, while the S&P 500 Index returned 13.24% for the same period.


Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A. The Fund outperformed its benchmark primarily due to the investment of Fund cash flows and our Index change trading strategy.


Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. We continue to utilize a full replication strategy to manage the S&P 500 Index Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. This methodology has provided consistent tracking to the Index.


Q.  WHICH INVESTMENTS STAND OUT?
A. As the technology sector continued to suffer, the financial sector emerged as the Index sector leader during the third quarter. Firms such as Associates First Capital, Capital One, and Lehman Brothers posted strong third quarter returns of 70.60%, 57.06% and 56.36%, respectively, helping to lead the financial sector. Over the course of the year, technology increased to 35% of the capitalization weight of the S&P 500 Index through strong returns and Index additions. However, as the sector stumbled, the overall weight in the Index has dropped to 29% at September 30, 2000.

    The U.S. equity market is broadening. Earlier in the year the largest cap stocks such as Cisco Systems, Intel and GE dominated the S&P 500 Index. Their strong returns, coupled with their large weightings in the universe, powered the Index return. As other smaller stocks in the Index have performed well, the impact has not been as great, due to their smaller weightings. Reflecting the broadening market, in the year 2000, 260 stocks in the S&P 500 have posted positive returns through September 30, 2000.


Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. Due to the passive investment style of the Fund, it will remain fully invested to the S&P 500 Index to provide as close tracking as possible to the Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:

                       S&P 500 INDEX FUND                     S&P 500
11/25/97               10,000.00                              10,000.00
12/97                  10,212.03                              10,168.40
3/98                   11,643.72                              11,588.04
6/98                   12,044.19                              11,972.16
9/98                   10,862.80                              10,787.78
12/98                  13,198.03                              13,086.53
3/99                   13,888.39                              13,735.95
6/99                   14,873.17                              14,691.87
9/99                   13,949.31                              13,787.60
12/99                  15,993.98                              15,843.46
3/00                   16,475.47                              16,238.69
6/00                   16,035.85                              15,772.18
9/00                   15,878.84                              15,619.77


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                             ONE        SINCE
                            YEAR     INCEPTION**  COMMENCEMENT
--------------------------------------------------------------------------------

S&P 500 Index Fund         13.83%      17.62%       11/25/97
--------------------------------------------------------------------------------

S&P 500                    13.24%      16.95%
--------------------------------------------------------------------------------

**INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
  ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.


                               INVESTMENT PROFILE

         A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index by
 investing primarily in equity securities of companies contained in that Index.


--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 20000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------


[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

TECHNOLOGY        29.1%
CONSUMER STABLE   17.2%
FINANCIAL         15.2%
CONSUMER CYCLICAL 11.0%
UTILITIES          9.4%
CAPITAL GOODS      8.1%
ENERGY             5.7%
CASH & OTHER       2.0%*
BASIC MATERIALS    1.8%
TRANSPORTATION     0.5%

*INCLUDES CASH EQUALIZED BY FUTURES OF 1.9%.




--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
   General Electric Co.                                4.44%
--------------------------------------------------------------------------------
   Cisco Systems Inc.                                  3.04%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     2.46%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   2.41%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         2.20%
--------------------------------------------------------------------------------
   Intel Corp.                                         2.17%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      1.89%
--------------------------------------------------------------------------------
   American International Group Inc.                   1.72%
--------------------------------------------------------------------------------
   Oracle Systems Corp.                                1.72%
--------------------------------------------------------------------------------
   EMC Corp.                                           1.67%
--------------------------------------------------------------------------------


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 1.8%

Air Products & Chemicals Inc. .....    2,300     $   82,800
Alcan Aluminum Ltd. ...............    2,200         63,662
Alcoa Inc. ........................    8,884        224,876
Allegheny Technologies Inc. .......      900         16,312
Avery Dennison Corp. ..............    1,200         55,650
Barrick Gold Corp. ................    4,100         62,525
Bethlehem Steel Corp. .............    1,700          5,100(a)
Boise Cascade Corp. ...............      700         18,594
Du Pont de Nemours (E.I.) & Co. ...   10,603        439,362
Eastman Chemical Co. ..............      700         25,856
Ecolab Inc. .......................    1,300         46,881
Engelhard Corp. ...................    1,200         19,500
FMC Corp. .........................      300         20,119(a)
Fort James Corp. ..................    2,100         64,181
Freeport McMoran Copper
   & Gold Inc. (Class B) ..........    1,400         12,338(a)
Georgia Pacific Corp. .............    1,600         37,600
Goodrich (B.F.) Co. ...............    1,100         43,106
Great Lakes Chemical Corp. ........      500         14,656
Hercules Inc. .....................    1,000         14,125
Homestake Mining Co. ..............    2,500         12,969
Inco Ltd. .........................    1,700         27,412(a)
International Paper Co. ...........    4,875        139,852
Louisiana-Pacific Corp. ...........    1,400         12,863
Mead Corp. ........................    1,100         25,712
Millipore Corp. ...................      500         24,219
Newmont Mining Corp. ..............    1,900         32,300
Nucor Corp. .......................      800         24,100
Pall Corp. ........................    1,300         25,919
Phelps Dodge Corp. ................      800         33,400
Placer Dome Inc. ..................    3,500         33,031
Potlatch Corp. ....................      400         12,650
PPG Industries Inc. ...............    1,700         67,469
Praxair Inc. ......................    1,600         59,800
Rohm & Haas Co. ...................    2,200         63,937
Sealed Air Corp. ..................      900         40,725(a)
Sigma-Aldrich Corp. ...............    1,000         33,000
The Dow Chemical Co. ..............    6,900        172,069
Union Carbide Corp. ...............    1,300         49,075
USX-U.S. Steel Group ..............    1,000         15,188
W.R. Grace & Co. ..................      900          6,188(a)
Westvaco Corp. ....................      900         24,019
Weyerhaeuser Co. ..................    2,200         88,825
Willamette Industries Inc. ........    1,200         33,600
Worthington Industries Inc. .......    1,200         11,250
                                                  2,336,815

CAPITAL GOODS -- 8.1%

Allied Waste Industries Inc. ......    1,700         15,619(a)
American Power
   Conversion Corp. ...............    1,900         36,456(a)
Armstrong Holdings Inc. ...........      500          5,969
Boeing Co. ........................    9,200        579,600
Briggs & Stratton Corp. ...........      300         11,344
Caterpillar Inc. ..................    3,600        121,500
Centex Corp. ......................      500         16,063
Cooper Industries Inc. ............    1,000         35,250

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Crane Co. .........................      700     $   16,013
Cummins Engine Co. Inc. ...........      500         14,969
Danaher Corp. .....................    1,400         69,650
Deere & Co. .......................    2,400         79,800
Dover Corp. .......................    2,100         98,569
Eaton Corp. .......................      700         43,137
Emerson Electric Co. ..............    4,300        288,100
Fluor Corp. .......................      800         24,000
General Dynamics Corp. ............    2,100        131,906
General Electric Co. ..............  101,100      5,832,206(h)
Grainger (W.W.) Inc. ..............      900         23,681
Honeywell International Inc. ......    8,150        290,344
Illinois Tool Works Inc. ..........    3,100        173,212
Ingersoll-Rand Co. ................    1,600         54,200
ITT Industries Inc. ...............      900         29,194
Kaufman & Broad Home Corp. ........      600         16,163
Lockheed Martin Corp. .............    4,400        145,024
Masco Corp. .......................    4,600         85,675
McDermott International Inc. ......      800          8,800
Minnesota Mining &
   Manufacturing Co. ..............    4,100        373,612
Molex Inc. ........................    2,050        111,597
National Service Industries Inc. ..      500          9,781
Navistar International Corp. Inc. .      600         17,963(a)
Northrop Grumman Corp. ............      700         63,612
PACCAR Inc. .......................      800         29,650
Parker-Hannifin Corp. .............    1,200         40,500
Pulte Corp. .......................      300          9,900
Raytheon Co. (Class B) ............    3,500         99,531
Rockwell International Corp. ......    2,000         60,500
Sherwin-Williams Co. ..............    1,600         34,200
Textron Inc. ......................    1,500         69,187
The Timken Co. ....................      800         10,950
Thermo Electron Corp. .............    1,800         46,800(a)
Thomas & Betts Corp. ..............      500          8,719
Tyco International Ltd. ...........   17,198        892,146
United Technologies Corp. .........    4,800        332,400
Vulcan Materials Co. ..............    1,100         44,206
Waste Management Inc. .............    6,470        112,821
                                                 10,614,519

CONSUMER - CYCLICAL -- 11.0%

Albertsons Inc. ...................    4,241         89,061
American Greetings Corp.
   (Class A) ......................      800         14,000
Autozone Inc. .....................    1,300         29,494(a)
Bed Bath & Beyond Inc. ............    2,800         68,294(a)
Best Buy Co. Inc. .................    2,100        133,612(a)
Black & Decker Corp. ..............      900         30,769
Block (H&R) Inc. ..................    1,100         40,769
Brunswick Corp. ...................      900         16,425
Carnival Corp. ....................    6,000        147,750
Cendant Corp. .....................    7,638         83,063(a)
Circuit City Stores Inc. ..........    2,200         50,600
Clear Channel
   Communications Inc. ............    5,900        333,350(a)
Comcast Corp. (Class A) ...........    9,200        376,625(a)
Consolidated Stores Corp. .........    1,400         18,900(a)
Cooper Tire & Rubber Co. ..........    1,000         10,063
Costco Wholesale Corp. ............    4,500        157,219(a)
CVS Corp. .........................    3,900        180,619
Dana Corp. ........................    1,500         32,250
Darden Restaurants Inc. ...........    1,300         27,056
Delphi Automotive Systems Corp. ...    5,818         87,997
Deluxe Corp. ......................      800         16,250
Dillards Inc. (Class A) ...........    1,000         10,625


----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Dollar General Corp. ..............    3,341     $   55,962
Donnelley (R.R.) & Sons Co. .......    1,300         31,931
Dow Jones & Co. Inc. ..............      900         54,450
Dun & Bradstreet Corp. ............    1,600         55,100
Eastman Kodak Co. .................    3,200        130,800
Federated Department Stores
   Inc. ...........................    2,200         57,475(a)
Ford Motor Co. ....................   19,077        482,887
Fortune Brands Inc. ...............    1,500         39,750
Gannett Co. Inc. ..................    2,700        143,100
Gap Inc. ..........................    8,762        176,335
General Motors Corp. ..............    5,412        351,780
Genuine Parts Co. .................    1,700         32,406
Goodyear Tire & Rubber Co. ........    1,500         27,000
Harcourt General Inc. .............      700         41,300
Harley-Davidson Inc. ..............    3,200        153,200
Harrah's Entertainment Inc. .......    1,200         33,000(a)
Hasbro Inc. .......................    1,750         20,016
Hilton Hotels Corp. ...............    3,500         40,469
Home Depot Inc. ...................   23,600      1,252,275
Interpublic Group Cos. Inc. .......    3,100        105,594
J.C. Penney Co. Inc. ..............    2,600         30,713
Johnson Controls Inc. .............      900         47,869
KMart Corp. .......................    4,600         27,600(a)
Knight-Ridder Inc. ................      800         40,650
Kohl's Corp. ......................    3,300        190,369(a)
Kroger Co. ........................    8,400        189,525(a)
Leggett & Platt Inc. ..............    1,900         30,044
Limited Inc. ......................    4,516         99,634
Liz Claiborne Inc. ................      500         19,250
Longs Drug Stores Corp. ...........      500          9,563
Lowes Cos. Inc. ...................    3,900        175,012
Marriott International Inc.
   (Class A) ......................    2,500         91,094
Mattel Inc. .......................    4,400         49,225
May Department Stores Co. .........    3,300         67,650
Maytag Corp. ......................      900         27,956
McDonald's Corp. ..................   13,600        410,550
McGraw Hill Cos. Inc. .............    2,000        127,125
Meredith Corp. ....................      500         14,750
New York Times Co. (Class A) ......    1,800         70,762
Newell Rubbermaid Inc. ............    2,615         59,655
Nike Inc. (Class B) ...............    2,800        112,175
Nordstrom Inc. ....................    1,500         23,344
Office Depot Inc. .................    2,900         22,656(a)
Omnicom Group Inc. ................    1,800        131,287
Polaroid Corp. ....................      600          8,063
RadioShack Corp. ..................    1,900        122,787
Reebok International Ltd. .........      700         13,169(a)
Russell Corp. .....................      400          6,350
Safeway Inc. ......................    5,000        233,437(a)
Seagram Co. Ltd. ..................    4,500        258,469
Sears Roebuck & Co. ...............    3,600        116,712
Snap-on Inc. ......................      500         11,781
Springs Industries Inc. ...........      200          5,638
Staples Inc. ......................    4,800         68,100(a)
Starbucks Corp. ...................    1,800         72,112(a)
Target Corp. ......................    9,300        238,312
The Stanley Works .................    1,000         23,063
The Walt Disney Co. ...............   21,400        818,550
Tiffany & Co. .....................    1,400         53,987
Time Warner Inc. ..................   13,500      1,056,375
TJX Cos. Inc. .....................    3,000         67,500
Toys `R Us Inc. ...................    2,100         34,125(a)
Tribune Co. .......................    3,182        138,815
Tricon Global Restaurants Inc. ....    1,500         45,937(a)
TRW Inc. ..........................    1,200         48,750
Tupperware Corp. ..................      500          9,000
VF Corp. ..........................    1,200         29,625

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Viacom Inc. (Class B) .............   15,431   $    902,713(a)
Visteon Corp. .....................    1,189         17,984
Wal-Mart Stores Inc. ..............   45,500      2,189,687
Walgreen Co. ......................   10,300        390,756
Wendy's International Inc. ........    1,200         24,075
Whirlpool Corp. ...................      800         31,100
Winn Dixie Stores Inc. ............    1,500         21,563
Young & Rubicam Inc. ..............      800         39,600
                                                 14,406,214

CONSUMER - STABLE -- 17.2%

Abbott Laboratories ...............   15,800        751,487(h)
Adolph Coors Co. (Class B) ........      400         25,275
Aetna Inc. ........................    1,500         87,094
Alberto-Culver Co. (Class B) ......      500         14,406
Allergan Inc. .....................    1,300        109,769
Alza Corp. ........................    1,200        103,800(a)
American Home Products Corp. ......   13,300        752,281(h)
Amgen Inc. ........................   10,500        733,195(a)
Anheuser Busch Cos. Inc. ..........    9,200        389,275
Archer-Daniels Midland Co. ........    6,361         54,863
Avon Products Inc. ................    2,500        102,187
Ball Corp. ........................      400         12,675
Bard (C.R.) Inc. ..................      500         21,125
Bausch & Lomb Inc. ................      600         23,363
Baxter International Inc. .........    3,000        239,437
Becton Dickinson & Co. ............    2,600         68,738
Bemis Co. Inc. ....................      500         16,063
Bestfoods .........................    2,800        203,700
Biogen Inc. .......................    1,500         91,500(a)
Biomet Inc. .......................    1,750         61,250
Boston Scientific Corp. ...........    4,200         69,038(a)
Bristol-Myers Squibb Co. ..........   20,100      1,148,212
Brown-Forman Corp. (Class B) ......      700         38,325
Campbell Soup Co. .................    4,400        113,850
Cardinal Health Inc. ..............    2,850        251,334
CIGNA Corp. .......................    1,600        167,040
Clorox Co. ........................    2,300         90,994
Coca-Cola Co. .....................   25,300      1,394,662(h)
Coca-Cola Enterprises Inc. ........    4,300         68,531
Colgate-Palmolive Co. .............    5,900        278,480
Conagra Inc. ......................    5,700        114,356
Crown Cork & Seal Inc. ............    1,300         13,894
Eli Lilly & Co. ...................   11,500        932,937(h)
General Mills Inc. ................    3,000        106,500
Gillette Co. ......................   10,700        330,362
Guidant Corp. .....................    3,100        219,131(a)
HCA-The Healthcare Corp. ..........    5,700        211,612
Healthsouth Corp. .................    4,100         33,313(a)
Heinz (H.J.) Co. ..................    3,500        129,719
Hershey Foods Corp. ...............    1,300         70,363
Humana Inc. .......................    2,200         23,650(a)
IMS Health Inc. ...................    3,000         62,250
International Flavors
   & Fragrances ...................    1,000         18,250
Johnson & Johnson .................   14,200      1,333,912(h)
Kellogg Co. .......................    4,100         99,169
Kimberly Clark Corp. ..............    5,500        306,969
Mallinckrodt Inc. .................      700         31,938
Manor Care Inc. ...................    1,300         20,394(a)
McKesson HBOC Inc. ................    2,744         83,864
MedImmune Inc. ....................    2,100        162,225(a)
Medtronic Inc. ....................   12,300        637,294
Merck & Co. Inc. ..................   23,500      1,749,281
Nabisco Group Holdings Corp. ......    3,400         96,900
Owens-Illinois Inc. ...............    1,700         15,725(a)
Pactiv Corp. ......................    1,500         16,781(a)


----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PE Corp. - PE Biosystems Group ....    2,100  $     244,650
Pepsico Inc. ......................   14,700        676,200
Pfizer Inc. .......................   64,300      2,889,481
Pharmacia Corp. ...................   13,221        795,739
Philip Morris Cos. Inc. ...........   23,000        677,062(h)
Procter & Gamble Co. ..............   13,300        891,100
Quintiles Transnational Corp. .....    1,100         17,531(a)
Ralston-Ralston Purina Group ......    3,000         71,063
Sara Lee Corp. ....................    8,800        178,750
Schering Plough Corp. .............   14,900        692,850
St. Jude Medical Inc. .............      800         40,800(a)
Supervalu Inc. ....................    1,400         21,088
Sysco Corp. .......................    3,500        162,094
Temple-Inland Inc. ................      600         22,725
Tenet Healthcare Corp. ............    3,200        116,400(a)
The Quaker Oats Co. ...............    1,300        102,862
Unilever N.V. .....................    5,839        281,732
UnitedHealth Group Inc. ...........    1,600        158,000
UST Inc. ..........................    1,500         34,313
Watson Pharmaceuticals Inc. .......    1,000         64,875(a)
Wellpoint Health Networks Inc.
   (Class A) ......................      600         57,600(a)
Wrigley (W.M.) Junior Co. .........    1,200         89,850
                                                 22,589,503

ENERGY -- 5.7%

Amerada Hess Corp. ................      900         60,244
Anadarko Petroleum Corp. ..........    2,437        161,963
Apache Corp. ......................    1,200         70,950
Ashland Oil Inc. ..................      700         23,581
Baker Hughes Inc. .................    3,270        121,399
Burlington Resources Inc. .........    2,200         80,987
Chevron Corp. .....................    6,700        571,175
Conoco Inc. (Class B) .............    6,242        168,144
Devon Energy Corp. ................    1,264         76,030
Exxon Mobil Corp. .................   35,608      3,173,563(h)
Halliburton Co. ...................    4,500        220,219
Kerr-McGee Corp. ..................    1,000         66,250
Occidental Petroleum Corp. ........    3,800         82,887
Phillips Petroleum Co. ............    2,600        163,150
Rowan Cos. Inc. ...................      900         26,100(a)
Royal Dutch Petroleum Co. ADR .....   21,900      1,312,631
Schlumberger Ltd. .................    5,800        477,412
Sunoco Inc. .......................    1,000         26,938
Texaco Inc. .......................    5,600        294,000
Tosco Corp. .......................    1,600         49,900
Transocean Sedco Forex Inc. .......    2,151        126,102
Unocal Corp. ......................    2,500         88,594
USX-Marathon Group ................    3,200         90,800
                                                  7,533,019

FINANCIAL -- 15.2%

AFLAC Inc. ........................    2,700        172,969
Allstate Corp. ....................    7,500        260,625
American Express Co. ..............   13,600        826,200(h)
American General Corp. ............    2,500        195,000
American International
   Group Inc. .....................   23,649      2,262,914(h)
AmSouth Bancorp. ..................    4,100         51,250
Aon Corp. .........................    2,600        102,050
Associates First Capital Corp.
   (Class A) ......................    7,314        277,932
Bank of America Corp. .............   16,803        880,057(h)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Bank of New York Inc. .............    7,600 $      426,075
Bank One Corp. ....................   11,864        458,247
BB&T Corp. ........................    4,200        126,525
Bear Stearns Cos. Inc. ............    1,120         70,560
Capital One Financial Corp. .......    2,000        140,125
Charles Schwab Corp. ..............   14,100        500,550
Charter One Financial Inc. ........    2,115         51,553
Chase Manhattan Corp. .............   13,400        618,912
Chubb Corp. .......................    1,800        142,425
Cincinnati Financial Corp. ........    1,700         60,350
CIT Group Inc. (Class A) ..........    2,800         49,000
Citigroup Inc. ....................   45,949      2,484,118
Comerica Inc. .....................    1,550         90,578
Conseco Inc. ......................    3,674         28,014
Countrywide Credit
   Industries Inc. ................    1,100         41,525
Freddie Mac. ......................    7,100        383,844
Fannie Mae ........................   10,300        736,450
Fifth Third Bancorp ...............    4,750        255,906
First Union Corp. .................   10,010        322,197
Firstar Corp. .....................    9,845        220,282
FleetBoston Financial Corp. .......    9,247        360,633
Franklin Resources Inc. ...........    2,500        111,075
Golden West Financial Corp. .......    1,600         85,800
Hartford Financial Services
   Group Inc. .....................    2,200        160,462
Household International Inc. ......    4,806        272,140
Huntington Bancshares Inc. ........    2,378         34,927
J.P. Morgan & Co. Inc. ............    1,600        261,400
Jefferson-Pilot Corp. .............    1,000         67,875
KeyCorp. ..........................    4,500        113,906
Lehman Brothers Holdings Inc. .....    1,200        177,300
Lincoln National Corp. ............    2,000         96,250
Loews Corp. .......................    1,000         83,375
Marsh & McLennan Cos. Inc. ........    2,800        371,700
MBIA Inc. .........................    1,000         71,125
MBNA Corp. ........................    8,650        333,025
Mellon Financial Corp. ............    5,000        231,875
Merrill Lynch & Co. Inc. ..........    9,700        640,200
MGIC Investment Corp. .............    1,100         67,237
Morgan Stanley, Dean Witter & Co. .   11,500      1,051,531
National City Corp. ...............    6,100        134,962
Northern Trust Corp. ..............    2,300        204,412
Old Kent Financial Corp. ..........    1,375         39,789
PNC Financial Services Group ......    3,000        195,000
Progressive Corp. .................      700         57,313
Providian Financial Corp. .........    1,500        190,500
Regions Financial Corp. ...........    2,200         49,913
Safeco Corp. ......................    1,400         38,150
SouthTrust Corp. ..................    1,600         50,300
St. Paul Cos. Inc. ................    2,200        108,487
State Street Corp. ................    1,600        208,000(e)
Stilwell Financial Inc. ...........    2,200         95,700(a)
Summit Bancorp. ...................    1,900         65,550
Suntrust Banks Inc. ...............    3,100        154,419
Synovus Financial Corp. ...........    2,900         61,444
T. Rowe Price Associates Inc. .....    1,300         61,019
Torchmark Corp. ...................    1,400         38,938
Union Planters Corp. ..............    1,300         42,981
U.S. Bancorp. .....................    7,600        172,900
UnumProvident Corp. ...............    2,446         66,654
USA Education Inc. ................    1,600         77,100
Wachovia Corp. ....................    2,000        113,375
Washington Mutual Inc. ............    5,522        219,845
Wells Fargo & Co. .................   16,800        771,750
                                                 20,046,570


----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
TECHNOLOGY -- 29.1%

Adaptec Inc. ......................    1,200     $   24,000(a)
ADC Telecommunications Inc. .......    7,200        193,612(a)
Adobe Systems Inc. ................    1,200        186,300
Advanced Micro Devices Inc. .......    3,200         75,600(a)
Agilent Technologies Inc. .........    4,595        224,868(a)
Altera Corp. ......................    4,000        191,000(a)
America Online Inc. ...............   23,600      1,268,500(a,h)
Analog Devices Inc. ...............    3,600        297,225(a)
Andrew Corp. ......................      900         23,569(a)
Apple Computer ....................    3,300         84,975(a)
Applied Materials Inc. ............    8,200        486,362(a)
Autodesk Inc. .....................      700         17,763(h)
Automatic Data Processing Inc. ....    6,400        428,000
BMC Software Inc. .................    2,700         51,638(a)
Broadcom Corp. (Class A) ..........    2,300        560,625(a)
Cabletron Systems Inc. ............    1,800         52,875(a)
Ceridian Corp. ....................    1,600         44,900(a)
Cisco Systems Inc. ................   72,400      4,000,100(a)
Citrix Systems Inc. ...............    2,000         40,125(a)
Compaq Computer Corp. .............   17,472        481,878
Computer Associates
   International Inc. .............    6,150        154,903
Computer Sciences Corp. ...........    1,700        126,225(a)
Compuware Corp. ...................    4,000         33,500(a)
Comverse Technology Inc. ..........    1,600        172,800(a)
Conexant Systems Inc. .............    2,200         92,125(a)
Convergys Corp. ...................    1,600         62,200(a)
Corning Inc. ......................    3,000        891,000
Dell Computer Corp. ...............   26,500        816,531(a)
Electronic Data Systems Corp. .....    4,700        195,050
EMC Corp. .........................   22,162      2,196,808(a)
Equifax Inc. ......................    1,500         40,406
First Data Corp. ..................    4,200        164,063
Gateway Inc. ......................    3,300        154,275(a)
Hewlett Packard Co. ...............   10,200        989,400
Intel Corp. .......................   68,500      2,847,031(h)
International Business
   Machines Corp. .................   18,000      2,025,000
JDS Uniphase Corp. ................    9,500        899,531(a)
KLA-Tencor Corp. ..................    1,900         78,256(a)
Lexmark International Inc.
   (Class A) ......................    1,300         48,750(a)
Linear Technology Corp.                3,200        207,200
LSI Logic Corp. ...................    3,100         90,675(a)
Lucent Technologies Inc. ..........   34,090      1,041,876(h)
Maxim Integrated Products Inc. ....    2,900        233,269(a)
Mercury Interactive Corp. .........      800        125,400(a)
Micron Technology Inc. ............    5,700        262,200(a)
Microsoft Corp. ...................   53,700      3,238,781(a,h)
Motorola Inc. .....................   22,161        626,048
National Semiconductor Corp. ......    1,900         76,475(a)
NCR Corp. .........................      900         34,031(a)
Network Appliance Inc. ............    3,200        407,600(a)
Nortel Networks Corp. .............   30,480      1,815,465
Novell Inc. .......................    3,100         30,806(a)
Novellus Systems Inc. .............    1,300         60,531(a)
Oracle Systems Corp. ..............   28,700      2,260,125(a)
Palm Inc. .........................    5,739        303,808(a)
Parametric Technology Corp. .......    3,000         32,813(a)
Paychex Inc. ......................    3,700        194,250
PeopleSoft Inc. ...................    2,700         75,431(a)
PerkinElmer Inc. ..................      500         52,188
Pitney Bowes Inc. .................    2,600        102,538
QUALCOMM Inc. .....................    7,500        534,375(a)
Sabre Holdings Corp. ..............    1,228         35,535
Sanmina Corp. .....................    1,500        140,438(a)
Sapient Corp. .....................    1,200         48,825(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Scientific-Atlanta Inc. ...........    1,600     $  101,800
Seagate Technology ................    2,300        158,700(a)
Siebel Systems Inc. ...............    4,300        478,644(a)
Solectron Corp. ...................    6,200        285,975(a)
Sun Microsystems Inc. .............   16,200      1,891,350(a)
Tektronix Inc. ....................      500         38,406
Tellabs Inc. ......................    4,200        200,550(a)
Teradyne Inc. .....................    1,800         63,000(a)
Texas Instruments Inc. ............   17,700        835,219
Unisys Corp. ......................    3,500         39,375(a)
VERITAS Software Corp. ............    4,100        582,200(a)
Xerox Corp. .......................    6,900        103,931
Xilinx Inc. .......................    3,300        282,562(a)
Yahoo! Inc. .......................    5,600        509,600(a)
                                                 38,323,764

TRANSPORTATION -- 0.5%

AMR Corp. .........................    1,400         45,763(a)
Burlington Northern
   Santa Fe Corp. .................    4,100         88,406
CSX Corp. .........................    2,200         47,987
Delta Air Lines Inc. ..............    1,200         53,250
FedEx Corp. .......................    3,000        133,020(a)
Norfolk Southern Corp. ............    3,800         55,575
Ryder System Inc. .................      500          9,219
Southwest Airlines Co. ............    5,100        123,675
U.S. Airways Group Inc. ...........      700         21,306(a)
Union Pacific Corp. ...............    2,600        101,075
                                                    679,276

UTILITIES -- 9.4%

AES Corp. .........................    4,600        315,100(a)
Alltel Corp. ......................    3,200        167,000
Ameren Corp. ......................    1,400         58,625
American Electric Power Inc. ......    3,340        130,677
AT&T Corp. ........................   38,361      1,126,854(h)
Bellsouth Corp. ...................   19,100        768,775
CenturyTel Inc. ...................    1,400         38,150
CINergy Corp. .....................    1,500         49,594
CMS Energy Corp. ..................    1,200         32,325
Coastal Corp. .....................    2,200        163,075
Columbia Energy Corp. .............      800         56,800
Consolidated Edison Inc. ..........    2,200         75,075
Constellation Energy Group ........    1,500         74,625
CP&L Inc. .........................    1,600         66,700
Dominion Resources Inc. ...........    2,384        138,421
DTE Energy Co. ....................    1,400         53,550
Duke Energy Corp. .................    3,800        325,850
Eastern Enterprises ...............      300         19,144
Edison International ..............    3,400         65,663
El Paso Energy Corp. ..............    2,400        147,900
Enron Corp. .......................    7,500        657,187
Entergy Corp. .....................    2,300         85,675
FirstEnergy Corp. .................    2,300         61,956
Florida Progress Corp. ............    1,000         52,938
FPL Group Inc. ....................    1,800        118,350
Global Crossing Ltd. ..............    9,025        279,775(a)
GPU Inc. ..........................    1,100         35,681
KeySpan Corp. .....................    1,300         52,163
Nextel Communications Inc.
   (Class A) ......................    7,700        359,975(a)
Niagara Mohawk Holdings Inc. ......    1,900         29,925(a)
Nicor Inc. ........................      400         14,475
ONEOK Inc. ........................      400         15,900
PECO Energy Co. ...................    1,800        109,012
Peoples Energy Corp. ..............      300         10,013


----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PG&E Corp. ........................    4,000     $   96,750
Pinnacle West Capital Corp. .......      900         45,788
PPL Corp. .........................    1,500         62,625
Public Service Enterprise Group ...    2,200         98,312
Qwest Communications
   International Inc. .............   16,917        813,073(a)
Reliant Energy Inc. ...............    3,000        139,500
SBC Communications Inc. ...........   34,553      1,727,650
Sempra Energy .....................    1,950         40,584
Southern Co. ......................    6,500        210,844
Sprint Corp.  (FON Group) .........    9,000        263,812
Sprint Corp. (PCS Group) ..........    9,500        333,094(a)
TXU Corp. .........................    2,600        103,025
Unicom Corp. ......................    1,800        101,137
Verizon Communications ............   27,766      1,344,916
Williams Cos. Inc. ................    4,600        194,350
WorldCom Inc. .....................   29,421        893,663(a)
Xcel Energy, Inc. .................    3,315         91,163
                                                 12,317,214

TOTAL INVESTMENTS IN SECURITIES
   (COST $124,244,893)                          128,846,894


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund ....  679,954        679,954
Money Market Obligations Trust ....1,679,473      1,679,473


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 0.2%

United States Treasury Bill
   5.99%    12/14/00 ..............$ 195,000        192,630(d)

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,552,057) ..............               2,552,057

OTHER ASSETS AND LIABILITIES,
   NET 0.0% .......................                  58,937
                                               ------------

NET ASSETS-- 100% .................            $131,457,888
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The S&P 500 Index Fund had the following long futures contracts open at September 30, 2000:

                           NUMBER
             EXPIRATION      OF      UNDERLYING    UNREALIZED
DESCRIPTION     DATE      CONTRACTS  FACE VALUE   DEPRECIATION
--------------------------------------------------------------------------------
S&P 500       Dec. 2000       7      $2,543,975    $(122,413)


----------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

PETER J. HATHAWAY IS THE PORTFOLIO MANAGER FOR THE VALUE EQUITY FUND. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND MANAGES EQUITY ASSETS OF APPROXIMATELY $9 BILLION, AS OF SEPTEMBER 30, 2000. PETE HAS MORE THAN 37 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE ASSET MANAGEMENT SINCE 1985. PETE WAS SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER AT AMERITRUST FROM 1975 TO 1985, AND PREVIOUSLY HELD INVESTMENT POSITIONS AT MERRILL LYNCH, EQUITABLE LIFE AND US TRUST. HE HOLDS AN M.B.A. FROM THE WHARTON SCHOOL AT THE UNIVERSITY OF PENNSYLVANIA AND A BS IN FINANCE FROM ARIZONA STATE UNIVERSITY.


Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD FEBRUARY 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2000?
A. The Value Equity Fund posted a return of 3.90% for the period ended September 30, 2000 while the Standard & Poor's 500/Barra Value Composite Price Index returned 7.82% for the same period.


Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE PERIOD ENDED SEPTEMBER 30, 2000?
A. The Fund's inception date was in February of 2000, which was the beginning of the first technology correction in the market, after several very strong quarters. Our underperformance was due to an overweighting in technology and an underweighting in the financials sector, despite solid stock selection.


Q.  WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?
A. Six of nine sectors in the S&P 500/Barra Value Index earned positive returns. On a stock selection basis, we performed well in the financial, utilities, transportation, energy, and basic materials sectors. We did well in financials, due to holdings such as Lehman Brothers, Hartford Financial Services Group and Morgan Stanley Dean Witter. An overweight position in Qwest, an underweight position in AT&T, and not owning Worldcomm, helped our returns within the utilities sector. Our transportation stocks outperformed because we were overweight Continental Airlines, and did not own CSX or Union Pacific. Areas that detracted from performance included technology, where many stocks pulled back significantly, such as Micron Technology, Unisys, and Motorola. Again, though our performance in the financial sector was favorable, the Fund's underweighting had a negative impact on performance for the period.


Q.  HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?
A. Volatility over the past twelve months has been a consistent theme in the U.S. equity markets. In particular, the market certainly did not earn a gold medal in the most recent third quarter of 2000. In fact, the S&P 500 Index finished down 1.0% in the quarter, placing the Index seventh out of 33 FT/S&P All-World Indices measured in U.S. dollars. In September, the broader averages, including the S&P 500 Index and the Dow Jones Industrials, both posted declines in excess of 5.0%, while the NASDAQ gave back an 11% gain in August with a more than 13% decline. These market indices have posted mixed results on a year-to-date basis in 2000 with the S&P 500 Index now down 1.5%, the Dow Jones Industrials down 6.55%, and the NASDAQ down 9.7%. Interestingly, this is the first negative nine-month performance for the S&P 500 Index since 1994.

    The continuation of the roller coaster volatility in performance for the broader averages is really the confluence of several factors including energy prices, the Euro currency, U.S. corporate earnings, and the U.S. Presidential election -- the "4 E's" as some equity strategists have remarked. In addition, the Federal Reserve's monetary policy of raising interest rates six times or 175 basis points over the past 18 months has provided the backdrop for a global economic slowdown following a blistering pace of GDP growth in the U.S. during 1999.

    In terms of the Fund, we continue to own those companies that are underappreciated relative to their earnings growth and their peers. We are buying stocks that have a catalyst to unlock the intrinsic value over the next three to four years. We look at volatility or swings in the market as opportunities to scale buy or scale sell those stocks that become, respectively, undervalued or overvalued relative to the market and to their peers. We are committed to finding those companies with excellent management in order to execute their business strategy in difficult market conditions.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We continue to expect the stock market to be volatile amid a moderate economic slowdown. We maintain our focus on fundamental research and stock selection and plan to maintain the valuation discipline that has rewarded us over the years. We remain focused on finding under-appreciated stocks with a catalyst for investment over the next three to four years. We believe the portfolio is positioned for solid relative performance in this environment.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
PLOT POIINTS FOLLOWS:

         VALUE EQUITY FUND     S&P 500/BARRA VALUE
1/31/2000  10,000.00               10,000.00
2/00        9,570.00                9,375.20
3/00       10,550.00               10,352.75
4/00       10,380.00               10,258.44
5/00       10,410.00               10,290.44
6/00       10,360.00                9,883.97
7/00       10,280.00               10,081.75
8/00       10,850.00               10,755.21
9/00       10,390.00               10,756.08


--------------------------------------------------------------------------------
                              AVERAGE TOTAL RETURN
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                                       SINCE
                                    INCEPTION**   COMMENCEMENT
--------------------------------------------------------------------------------
Value Equity Fund                      3.90%         2/2/00
--------------------------------------------------------------------------------
S&P 500/BARRA Value                    7.82%
--------------------------------------------------------------------------------

**INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
  ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.




                               INVESTMENT PROFILE

         A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.



--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

TECHNOLOGY       19.2%
FINANCIAL        19.0%
CONSUMER STABLE  16.5%
UTILITIES         9.7%
CONSUMER CYCLICAL 9.2%
CAPITAL GOODS     8.9%
ENERGY            8.0%
CASH & OTHER      4.0%*
BASIC MATERIALS   3.4%
TRANSPORTATION    2.1%


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
   Citigroup Inc.                                      3.29%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   2.92%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    2.51%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     2.50%
--------------------------------------------------------------------------------
   Intel Corp.                                         2.33%
--------------------------------------------------------------------------------
   SBC Communications Inc.                             2.28%
--------------------------------------------------------------------------------
   Morgan Stanley, Dean Witter & Co.                   2.05%
--------------------------------------------------------------------------------
   United Technologies Corp.                           1.87%
--------------------------------------------------------------------------------
   Cisco Systems Inc.                                  1.42%
--------------------------------------------------------------------------------
   Fannie Mae                                          1.41%
--------------------------------------------------------------------------------


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.0%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 3.4%

Avery Dennison Corp. ..............    2,373     $  110,048
Barrick Gold Corp. ................   26,108        398,147
Bowater Inc. ......................    8,071        374,797
Du Pont de Nemours (E.I.) & Co. ...    9,544        395,480
International Paper Co. ...........    7,120        204,255
Newmont Mining Corp. ..............   20,174        342,958
PPG Industries Inc. ...............    5,891        233,799
Praxair Inc. ......................    1,187         44,364
Rayonier Inc. .....................    7,951        285,739
The Dow Chemical Co. ..............    7,116        177,455
Westvaco Corp. ....................    6,055        161,593
Weyerhaeuser Co. ..................   19,700        795,387
Willamette Industries Inc. ........    1,321         36,988
                                                  3,561,010

CAPITAL GOODS -- 8.9%

Boeing Co. ........................   12,882        811,566
Cooper Industries Inc. ............    3,798        133,879
Deere & Co. .......................    9,019        299,882
Dover Corp. .......................   18,798        882,331
Eaton Corp. .......................    6,758        416,462
Emerson Electric Co. ..............   19,756      1,323,652
General Dynamics Corp. ............    6,443        404,701
Honeywell International Inc. ......    7,596        270,607
Hubbell Inc. (Class B) ............   10,681        267,693
Illinois Tool Works Inc. ..........    1,379         77,052
Ingersoll-Rand Co. ................    9,019        305,519
Martin Marietta Materials Inc. ....    9,969        381,613
Molex Inc. (Class A) ..............    9,494        393,408
Parker-Hannifin Corp. .............    8,830        298,012
Sherwin-Williams Co. ..............    4,057         86,718
Textron Inc. ......................   22,790      1,051,189
United Technologies Corp. .........   28,551      1,977,157
                                                  9,381,441

CONSUMER - CYCLICAL -- 9.2%

AT&T Corp. - Liberty Media
   Group (Class A) ................    8,727        157,086(a,h)
Catalina Marketing Corp. ..........    4,984        187,523(a)
Comcast Corp. (Class A) ...........   15,190        621,841(a)
Costco Wholesale Corp. ............    4,984        174,129(a)
CVS Corp. .........................    8,545        395,740
Delphi Automotive Systems Corp. ...    8,782        132,828
Eastman Kodak Co. .................    1,424         58,206
Gannett Co. Inc. ..................   12,347        654,391
Home Depot Inc. ...................   11,392        604,488
Interpublic Group Cos. Inc. .......   15,428        525,516
Knight-Ridder Inc. ................    7,827        397,709
Lowes Cos. Inc. ...................   16,139        724,238
McDonald's Corp. ..................   28,719        866,955
McGraw Hill Cos. Inc. .............    2,386        151,660
Omnicom Group Inc. ................    1,187         86,577
Target Corp. ......................   40,780      1,044,987
The Walt Disney Co. ...............   34,697      1,327,160
Tricon Global Restaurants Inc. ....    1,424         43,610(a)
TRW Inc. ..........................      857         34,816

--------------------------------------------------------------------------------
                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Viacom Inc. (Class B) .............    2,136  $     124,956(a)
Wal-Mart Stores Inc. ..............   29,193      1,404,913(h)
                                                  9,719,329

CONSUMER - STABLE -- 16.5%

Abbott Laboratories ...............    9,544        453,936
Amgen Inc. ........................    7,831        546,824(a)
Anheuser Busch Cos. Inc. ..........   10,206        431,841
Avon Products Inc. ................    3,818        156,061
Baxter International Inc. .........    3,560        284,133
Bestfoods .........................    5,459        397,142
Bristol-Myers Squibb Co. ..........   19,523      1,115,251
Cardinal Health Inc. ..............   14,716      1,297,767(h)
Colgate-Palmolive Co. .............    3,323        156,846
Eli Lilly & Co. ...................   13,055      1,059,087
Energizer Holdings Inc. ...........   14,952        366,324(a)
General Mills Inc. ................    9,969        353,899
Gillette Co. ......................    5,934        183,212
Heinz (H.J.) Co. ..................    5,965        221,078
Johnson & Johnson .................   12,817      1,203,997
Keebler Foods Co. .................    2,136         89,712
Kimberly Clark Corp. ..............    4,509        251,659
Medtronic Inc. ....................    2,926        151,603
Merck & Co. Inc. ..................   35,602      2,650,124
PE Corp. - PE Biosystems Group ....    2,591        301,852
Pepsico Inc. ......................   28,244      1,299,224
Pfizer Inc. .......................   24,450      1,098,722
Pharmacia Corp. ...................    9,969        600,009
Procter & Gamble Co. ..............   11,156        747,452
Ralston-Ralston Purina Group ......   27,281        646,219
Schering Plough Corp. .............   19,225        893,962
Sysco Corp. .......................    6,409        296,817
The Quaker Oats Co. ...............    2,136        169,011
                                                 17,423,764

ENERGY -- 8.0%

BP Amoco PLC ADR ..................    5,700        302,100
Burlington Resources Inc. .........   10,737        395,256
Chevron Corp. .....................    5,726        488,142
Conoco Inc. (Class B) .............   24,730        666,164
Exxon Mobil Corp. .................   34,700      3,092,637
Halliburton Co. ...................   12,689        620,968
Nabors Industries Inc. ............   10,945        573,518(a)
Royal Dutch Petroleum Co. ADR .....   11,867        711,278
Schlumberger Ltd. .................    5,222        429,836
Texaco Inc. .......................    2,133        111,983
Tosco Corp. .......................    6,171        192,458
Transocean Sedco Forex Inc. .......    2,068        121,237
Unocal Corp. ......................   14,375        509,414
USX-Marathon Group ................   10,206        289,595
                                                  8,504,586

FINANCIAL -- 19.0%

AFLAC Inc. ........................    1,898        121,591
Allstate Corp. ....................    4,747        164,958
American Express Co. ..............   14,716        893,997
American International
   Group Inc. .....................   12,383      1,184,898
Associates First Capital
   Corp. (Class A) ................   18,750        712,500
AXA ADR ...........................    1,774        114,756
AXA-UAP ...........................      545         71,283
Bank of America Corp. .............   23,735      1,243,121(h)
Bank of New York Inc. .............    2,845        159,498



----------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Bank One Corp. ....................    1,187   $     45,848
BlackRock Inc. ....................    6,695        214,240(a)
Chase Manhattan Corp. .............   14,794        683,298
Chubb Corp. .......................    7,832        619,707
Citigroup Inc. ....................   64,437      3,483,625(h)
Comerica Inc. .....................    3,563        208,213
Edwards A.G. Inc. .................    4,035        211,081
Fannie Mae ........................   20,886      1,493,349
Fidelity National Financial Inc. ..   15,665        387,709
FleetBoston Financial Corp. .......   17,417        679,263
Franklin Resources Inc. ...........    3,560        158,171
Goldman Sachs Group Inc. ..........    4,747        540,861
Hartford Financial Services
   Group Inc. .....................   14,241      1,038,703
J.P. Morgan & Co. Inc. ............    1,772        289,500
Lehman Brothers Holdings Inc. .....    7,559      1,116,842
Merrill Lynch & Co. Inc. ..........      949         62,634
MetLife Inc. ......................    3,089         80,893(a)
Morgan Stanley, Dean Witter & Co. .   23,660      2,163,411
PNC Financial Services Group ......   15,472      1,005,680
St. Paul Cos. Inc. ................    9,391        463,094
Torchmark Corp. ...................    1,424         39,605
U.S. Bancorp. .....................   11,215        255,141
Waddell & Reed Financial Inc.
   (Class A) ......................    6,171        191,301
                                                 20,098,771

TECHNOLOGY -- 19.2%

Analog Devices Inc. ...............   13,040      1,076,615(a,h)
Applied Materials Inc. ............   11,701        694,016(a)
Automatic Data Processing Inc. ....    9,254        618,861
Axcelis Technologies Inc. .........    5,222         62,011(a)
BMC Software Inc. .................    2,849         54,487(a)
Cisco Systems Inc. ................   27,177      1,501,529(a,h)
Compaq Computer Corp. .............    1,668         46,003
Computer Sciences Corp. ...........    1,201         89,174(a)
Dell Computer Corp. ...............   37,958      1,169,581(a)
EarthLink Inc. ....................    2,373         21,654(a)
EMC Corp. .........................    8,542        846,726(a)
Equifax Inc. ......................   24,215        652,292
First Data Corp. ..................   29,668      1,158,906(h)
Intel Corp. .......................   59,309      2,465,030
International Business
   Machines Corp. .................    8,070        907,875
Micron Technology Inc. ............   12,579        578,634(a)
Microsoft Corp. ...................   43,787      2,640,903(a)
Motorola Inc. .....................   39,162      1,106,327
Nokia Oyj ADR .....................    1,305         51,955
Nortel Networks Corp. .............   18,944      1,128,352
PerkinElmer Inc. ..................    4,035        421,153
Pitney Bowes Inc. .................   16,134        636,285
SCI Systems Inc. ..................    2,373         97,293(a)
Sun Microsystems Inc. .............    8,307        969,842(a)
Synopsys Inc. .....................    2,849        107,906(a)
Tellabs Inc. ......................   12,342        589,331(a)
Texas Instruments Inc. ............   14,003        660,767
                                                 20,353,508

TRANSPORTATION -- 2.1%

AMR Corp. .........................   10,380        339,296(a)
Burlington Northern Santa
   Fe Corp. .......................   25,053        540,205
Canadian Pacific Ltd. .............   22,310        580,060

--------------------------------------------------------------------------------
                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Continental Airlines Inc.
   (Class B) ......................    6,414  $     291,436(a)
Delta Air Lines Inc. ..............    9,508        421,918
                                                  2,172,915

UTILITIES -- 9.7%

AT&T Corp. ........................   17,801        522,904
Constellation Energy Group ........    6,649        330,788
Dominion Resources Inc. ...........    3,323        192,942
Duke Energy Corp. .................   12,461      1,068,531
Dynegy Inc. (Class A) .............    5,222        297,654
El Paso Energy Corp. ..............   14,957        921,725
FPL Group Inc. ....................      720         47,340
Global Crossing Ltd. ..............   14,952        463,512(a)
Montana Power Co. .................    2,346         78,298
NEXTLINK Communications Inc.
   (Class A) ......................    2,292         80,650(a)
PECO Energy Co. ...................    2,865        173,511
Qwest Communications
   International Inc. .............   22,046      1,059,586(a)
SBC Communications Inc. ...........   48,182      2,409,100
Southern Co. ......................      720         23,355
Southern Energy Inc. ..............    2,881         90,391(a)
Sprint Corp. (FON Group) ..........   18,985        556,498
Verizon Communications ............   28,482      1,379,597
Williams Cos. Inc. ................    2,625        110,906
Xcel Energy Inc. ..................   17,310        476,024
                                                 10,283,312

TOTAL INVESTMENTS IN SECURITIES
   (COST $101,025,185) ............             101,498,636


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS --  4.0%
--------------------------------------------------------------------------------
GEI SHORT-TERM INVESTMENT FUND
  (COST $4,276,361)                4,276,361      4,276,361

OTHER ASSETS AND LIABILITIES,
   NET 0.0%                                         (20,913)
                                               ------------

NET ASSETS-- 100%                              $105,754,084
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The Value Equity Fund had the following long futures contracts open at September 30, 2000:

                           NUMBER
             EXPIRATION      OF      UNDERLYING    UNREALIZED
DESCRIPTION     DATE      CONTRACTS  FACE VALUE   DEPRECIATION
--------------------------------------------------------------------------------

S&P 500       Dec. 2000       4      $1,453,700     $(46,400)

----------------------------------------------------------------
See Notes to Schedule of Investments and Notes to Financial Statements.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

  Q&A

RALPH (CHIP) E. WHITMAN HAS BEEN THE PORTFOLIO MANAGER OF THE MID-CAP GROWTH FUND SINCE DECEMBER 1998. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. CHIP HAS MORE THAN 12 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE ASSET MANAGEMENT SINCE 1987. CHIP IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION. HE HOLDS A B.A. IN MATHEMATICS FROM HAMILTON COLLEGE AND A M.S. IN MANAGEMENT FROM THE SLOAN SCHOOL AT MIT.

BETWEEN NOVEMBER 1997 AND NOVEMBER 1998, ELAINE G. HARRIS WAS THE PORTFOLIO MANAGER OF THE FUND.


Q. HOW DID THE MID-CAP GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Mid-Cap Growth Fund returned 33.97% for the one-year period ended September 30, 2000, while the Standard & Poor's MidCap 400 Index returned 43.23% for the same period.


Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Fund underperformed its benchmark due to its underweight positions in the technology and selected healthcare areas. Valuation concerns in technology and biotechnology related stocks caused us to de-emphasize these groups. The market remained quite narrow over this time, period as investors deployed most of their funds in the technology, biotechnology and energy sectors. The Fund was underweight in technology by 4.5%, but was able to invest in some solid companies that did quite well over this period. Holdings such as Analog Devices, ADC Telecom and Nortel Networks performed very well for the Fund. The financial sector provided the portfolio with positive performance, due to an overweight of the sector and strong performance from holdings such as Waddell & Reed, Bank of New York, and AXA Financial. Another sector providing a positive boost to performance was utilities, where the Fund was underweight but where stock selection was solid. The Fund's focus in this sector was primarily in the telecommunications industry. The capital goods, consumer cyclical, and consumer stable sectors, as well as an underweight in energy, all detracted from the Fund's performance. The Fund continues to seek out those companies with above average growth and reasonable valuations.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?
A. The focus of the Fund continues to be on investing in companies with solid earnings growth prospects, strong visibility, and superior fundamentals for the long term. New companies being added to the Fund must be priced reasonably, based on earnings growth in comparison to the market as well as in comparison to its respective peer group. We believe companies with high quality management teams and a focus on enhancing shareholder value will produce sustainable gains over the long term. We do not invest or speculate on companies with operating losses and no material track record in managing their business.


Q.  WHICH INVESTMENTS STAND OUT?
A. Energy, technology and healthcare-related stocks (mainly biotechnology) were without a doubt the main focus with investors over the past year. The Fund's performance certainly benefited from this trend. Holdings such as Analog Devices (semiconductors), up 223%, ADC Telecommunications (telecom equipment), up 157% and Genentech (biotechnology), up 154%, certainly all stand out. Other issues in the Fund, such as Watson Pharmaceuticals, Waddell & Reed Financial and Nabors Industries, were up 112%, 110%, and 110%, respectively, as strength in the financial, energy and healthcare-related sectors accelerated. While the Fund continues to embrace the "new economy" paradigm, we are focused on business models with sustainable advantages and remain disciplined about valuation levels.


Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?
A. Over the course of the past year, we have rebalanced the Fund in several areas, including the technology, financial, capital goods, consumer cyclical, and consumer stable sectors. Technology has been an underweight sector in the Fund and is an area where we selectively add stocks with strong long-term fundamentals. The financial and capital goods sectors are overweight, and we have been selectively taking profits here. The consumer stable sector has been underweight largely due to our reluctance to chase biotechnology. We have selectively been adding to healthcare and foods. These shifts should benefit the Fund going forward. The cash position is higher than our historical average and we are looking to deploy this cash as good opportunities materialize.


Q.  HOW IS THE FUND POSITIONED AMID MODERATING ECONOMIC GROWTH?
A. While we believe the Fund is well positioned to survive an economic slowdown, we acknowledge that no one security or strategy would be immune to a broad-based slowdown. Our strategy has been to select securities with strong, consistent earnings track records and shareholder-friendly management teams that have a sustainable business model for the long-term. With respect to valuations, our discipline limits our exposure to high-flying stocks with stretched valuations as these stocks tend to carry the most amount of downside risk. We remain focused on bottom-up, fundamental stock picking to achieve our results.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We believe the Fund is well positioned to take advantage of a rotation into stocks other than technology-related names. Stocks in these areas have produced stellar returns over the past few years and are now trading at extreme valuation levels, even despite the recent correction in many of them. As we stay focused on quality companies, we believe the Fund can generate solid results.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                  MID-CAP GROWTH FUND              S&P MID CAP 400
11/25/97          10,000.00                         10,000.00
12/97             10,136.02                         10,389.50
3/98              11,276.71                         11,536.79
6/98              10,856.45                         11,289.11
9/98               8,875.28                          9,662.50
12/98             10,605.93                         12,349.35
3/99              10,595.87                         11,567.04
6/99              11,531.69                         13,201.97
9/99              10,223.56                         12,093.80
12/99             12,553.42                         14,173.20
3/00              13,686.36                         15,973.13
6/00              13,049.08                         15,449.28
9/00              13,706.59                         17,322.33



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                             ONE        SINCE
                            YEAR     INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------
Mid-Cap Growth Fund        33.97%      11.70%       11/25/97
--------------------------------------------------------------------------------
S&P MidCap 400             43.23%      21.27%
--------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.


                               INVESTMENT PROFILE

             A mutual fund designed for investors who seek long-term
        growth of capital by investing primarily in equity securities of companies with medium-sized market capitalization
    that the portfolio manager believes have above-average growth potential.


--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------


[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

TECHNOLOGY        20.7%
FINANCIAL         14.2%
CONSUMER CYCLICAL 12.6%
CAPITAL GOODS     11.6%
CONSUMER STABLE   11.2%
UTILITIES         10.4%
CASH & OTHER       8.6%
ENERGY             7.8%
BASIC MATERIALS    2.9%


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
   Analog Devices Inc.                                 3.49%
--------------------------------------------------------------------------------
   SCI Systems Inc.                                    2.91%
--------------------------------------------------------------------------------
   Bank of New York Inc.                               2.70%
--------------------------------------------------------------------------------
   Molex Inc. (Class A)                                2.48%
--------------------------------------------------------------------------------
   Viad Corp.                                          2.39%
--------------------------------------------------------------------------------
   El Paso Energy Corp.                                2.31%
--------------------------------------------------------------------------------
   Devon Energy Corp.                                  2.25%
--------------------------------------------------------------------------------
   Tosco Corp.                                         2.24%
--------------------------------------------------------------------------------
   American International Group Inc.                   2.15%
--------------------------------------------------------------------------------
   Tyco International Ltd.                             2.08%
--------------------------------------------------------------------------------


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 91.4%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.9%

Bowater Inc. ......................    3,208     $  148,972
Crompton Corp. ....................        5             39
Praxair Inc. ......................    6,414        239,723
Rohm & Haas Co. ...................    1,821         52,923
Sealed Air Corp. ..................    3,849        174,167(a)
                                                    615,824

CAPITAL GOODS -- 11.6%

Dover Corp. .......................    5,260        246,891
Honeywell International Inc. ......    4,170        148,556
Hubbell Inc. (Class B) ............    3,656         91,629
Martin Marietta Materials Inc. ....    4,811        184,165
Mettler-Toledo International Inc. .    8,596        378,224(a)
Molex Inc. (Class A) ..............   12,830        531,643
Textron Inc. ......................    6,415        295,892
Thermo Electron Corp. .............    6,415        166,790(a)
Tyco International Ltd. ...........    8,596        445,918
                                                  2,489,708

CONSUMER - CYCLICAL -- 12.6%

Costco Wholesale Corp. ............    5,237        182,968(a)
Federated Department Stores Inc. ..   12,829        335,158(a)
Hispanic Broadcasting Corp. .......    4,811        134,107(a)
Interpublic Group Cos. Inc. .......    8,665        295,151
ITT Industries Inc. ...............   12,829        416,141
Jones Apparel Group Inc. ..........    6,607        175,085(a)
Kroger Co. ........................   10,392        234,469(a)
Office Depot Inc. .................   16,037        125,289(a)
Viad Corp. ........................   19,245        511,195
Young & Rubicam Inc. ..............    1,924         95,238
Zale Corp. ........................    6,287        203,935(a)
                                                  2,708,736

CONSUMER - STABLE -- 11.2%

Cardinal Health Inc. ..............    3,721        328,146
Energizer Holdings Inc. ...........    6,415        157,168(a)
Genentech Inc. ....................    1,384        256,991(a)
Henry Schein Inc. .................    9,622        191,839(a,h)
Keebler Foods Co. .................    8,018        336,756
Manor Care Inc. ...................   11,226        176,108(a)
Sybron International Corp. ........    9,622        230,928(a,h)
Tenet Healthcare Corp. ............    8,596        312,679(a,h)
Watson Pharmaceuticals Inc. .......    6,415        416,173(a)
                                                  2,406,788

ENERGY -- 7.8%

Devon Energy Corp. ................    8,019        482,343
Nabors Industries Inc. ............    4,426        231,922(a)
Schlumberger Ltd. .................    2,117        174,256
Tosco Corp. .......................   15,396        480,163
Transocean Sedco Forex Inc. .......      409         23,978
USX-Marathon Group ................    9,622        273,024
                                                  1,665,686

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 14.2%

American International Group
   Inc. ...........................    4,810     $  460,257(h)
AXA Financial Inc. ................    8,339        424,768
Bank of New York Inc. .............   10,328        579,013
Comdisco Inc. .....................   16,037        305,705
Firstar Corp. .....................    3,236         72,406
GATX Corp. ........................    5,389        225,664
Hartford Financial Services Group
   Inc. ...........................    3,977        290,072
Nationwide Financial Services Inc.
   (Class A) ......................    9,621        359,585
UnumProvident Corp. ...............    4,683        127,612
Waddell & Reed Financial Inc.
   (Class A) ......................    6,415        198,865
                                                  3,043,947

TECHNOLOGY -- 20.7%

ADC Telecommunications Inc. .......   11,991        322,445(a)
Analog Devices Inc. ...............    9,059        747,934(a,h)
ANTEC Corp. .......................    6,415        189,243(a)
Atmel Corp. .......................   16,024        243,365(a)
Axcelis Technologies Inc. .........   12,830        152,356(a)
C-Cube Microsystems Inc. ..........   11,758        241,039(a)
Cadence Design Systems Inc. .......    6,479        166,429(a)
Convergys Corp. ...................    6,414        251,488(a)
Cypress Semiconductor Corp. .......    4,649        193,224(a)
Intuit Inc. .......................    4,308        245,556(a)
Nokia Oyj ADR .....................    8,791        349,992
Nortel Networks Corp. .............    6,927        412,589
SCI Systems Inc. ..................   15,203        623,323(a)
SunGard Data Systems Inc. .........    6,800        291,125(a)
                                                  4,430,108

UTILITIES -- 10.4%

Dynegy Inc. (Class A) .............    6,415        365,655
Eastern Enterprises ...............    4,811        307,002
El Paso Energy Corp. ..............    8,019        494,171
Montana Power Co. .................   12,830        428,201
Qwest Communications
   International Inc. .............    8,339        400,793(a)
Southern Energy Inc. ..............      633         19,860(a)
Telephone & Data Systems Inc. .....    1,924        212,987
                                                  2,228,669

TOTAL INVESTMENTS IN SECURITIES
   (COST $16,263,664) .............              19,589,466


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 12.1%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $2,587,657) ..............2,587,657      2,587,657

OTHER ASSETS AND LIABILITIES,
   NET (3.5)% .....................                (757,349)
                                                -----------


NET ASSETS-- 100%                               $21,419,774
                                                ===========



----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

JON D. BOSSE OF NWQ INVESTMENT MANAGEMENT COMPANY (NWQ) IS THE PORTFOLIO MANAGER OF THE MID-CAP VALUE EQUITY FUND. NWQ IS THE FUND'S SUB-ADVISER, AND HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $5.2 BILLION AS OF SEPTEMBER 30, 2000. PRIOR TO JOINING NWQ IN 1996, JON SPENT TEN YEARS WITH ARCO INVESTMENT MANAGEMENT COMPANY WHERE HE WAS DIRECTOR OF EQUITY RESEARCH AND MANAGED A VALUE-ORIENTED FUND. PREVIOUS TO THIS, HE SPENT FOUR YEARS IN THE CORPORATE FINANCE DEPARTMENT OF ARCO. JON RECEIVED HIS B.A. (SUMMA CUM LAUDE) IN ECONOMICS FROM WASHINGTON UNIVERSITY IN ST. LOUIS WHERE HE RECEIVED THE JOHN M. OLIN AWARD FOR EXCELLENCE IN ECONOMICS AND HIS M.B.A. FROM WHARTON BUSINESS SCHOOL, UNIVERSITY OF PENNSYLVANIA. JON IS ALSO A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS.


Q. HOW DID THE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Mid-Cap Value Equity Fund posted a return of 10.36% for the one-year period ended September 30, 2000. This compares with a 43.23% return for the S&P MidCap 400 Index.


Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK?
A. The Fund's underperformance relative to its benchmark can be attributed to several factors, most importantly is the Fund's limited exposure to technology stocks. These stocks, which comprise over twenty percent of the S&P MidCap 400 Index, performed exceptionally well due to strong investor demand for growth stocks. Our investment philosophy, in which we seek attractive risk/reward opportunities with value-oriented characteristics, limited our investment in that group. Also negatively impacting performance was market weakness in the telecommunication sector. This weakness was related to concerns on profitability and the industry's ability to tap the financial markets for the slated expansion of their networks. Fund holdings in this sector include Alltel, AT&T Corp., CoreComm Limited, NTL Inc., and Telephone & Data Systems. We actively reduced the Fund's exposure to the telecommunication sector earlier this year following the group's spectacular returns the past several years. Unfortunately, we were not as aggressive as we would have liked to be, due to the group's severe sell-off during the market's rapid decline in March 2000 and our belief we could sell at better prices.


Q.  WHICH INVESTMENTS STAND OUT?
A. Fund holdings that positively contributed to performance the past twelve-months include Alberto- Culver, Carnival Corp., Mandalay Resort Group, and Quantum Hard Disk Drive Group. Improving fundamental trends in the healthcare segment provided the catalyst for our Aetna, Pharmacia Corp., and Tenet Healthcare holdings to perform well. These trends include growing unit volumes, upward pricing momentum, and closure of government fraud investigations. Some of the best performing stocks were Nabisco Group Holdings, which received a $30/share cash takeout offer from RJ Reynolds Tobacco Holdings, and APW Limited, an undervalued technology company. Financial service was the best performing sector. These stocks rallied due to moderating inflation concerns, extremely attractive valuations, and a flurry of consolidation activity. Some of our favorites in the group include Bear Stearns Companies, Countrywide Credit Industries, and Hartford Financial Services Group. On the downside, CoreComm Limited and NTL Inc. underperformed due to the very weak market environment for telecommunication and media stocks.


Q.  HOW DO YOU PICK STOCKS?
A. Our investment philosophy is to identify undervalued companies with catalysts present to improve profitability and unlock value. Catalysts may include new management, industry consolidation, restructuring, and a positive turn in the fundamentals. We are value-oriented and invest in attractive risk/reward opportunities.


Q. WHAT ARE THE FIVE BEST AND WORST PERFORMING STOCKS HELD DURING THE TWELVE-MONTH PERIOD?

                                      BEST
      Hartford Financial Services Group        +78.4%
      Bear Stearns Companies                   +63.9%
      Quantum Corp.-
           Hard Disk Drive Group               +45.9%
      Waddell & Reed Financial                 +39.7%
      IndyMac Mortgage Holdings                +37.1%

                                      WORST
      Alltel Corp.                             -25.8%
      Chase Manhattan Corp.                    -38.7%
      Lear Corp.                               -41.6%
      Hasbro Inc.                              -46.8%
      CoreComm Ltd.                            -63.8%


    Effective October 1, 2000, GEAM, as Investment Adviser to the Fund, will assume day-to-day portfolio management responsibility from NWQ, the current Sub-Adviser to the Fund.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:

                     MID-CAP VALUE EQUITY FUND               S&P MIDCAP 400
12/98                 10,000.00                               10,000.00
3/99                  10,120.00                                9,366.52
6/99                  11,550.00                               10,690.42
9/99                   9,910.00                                9,793.06
12/99                 10,956.87                               11,476.89
3/00                  10,906.33                               12,934.39
6/00                  10,208.89                               12,510.20
9/00                  10,936.65                               14,026.92



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                                ONE      SINCE
                               YEAR    INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
Mid-Cap Value Equity Fund     10.36%     5.25%     12/31/98
--------------------------------------------------------------------------------
S&P MidCap 400                43.23%    21.32%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

             A mutual fund designed for investors who seek long-term
        growth of capital by investing primarily in equity securities of companies with medium-sized market capitalization
      that the Fund's management believes are undervalued by the market and have above-average growth potential.



--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------


[PIE CHART OMITTED]
PLOT POINTS OMITTED]

CASH & OTHER 18.8%
FINANCIAL 13.9%
CONSUMER DISCRETIONARY 12.6%
TELECOMMUNICATIONS 9.1%
HEALTHCARE 7.6%
INSURANCE 7.1%
CONSUMER STABLE 6.5%
MATERIALS & PROCESSING 6.2%
TECHNOLOGY - ELECTRONICS & EQUIPMENT 6.1%
ENERGY 5.7%
CAPITAL GOODS 5.1%
TRANSPORTATION 1.3%


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
   Telephone & Data Systems Inc.                       3.93%
--------------------------------------------------------------------------------
   Tenet Healthcare Corp.                              3.74%
--------------------------------------------------------------------------------
   Hartford Financial Services Group Inc.              2.98%
--------------------------------------------------------------------------------
   Heller Financial Inc.                               2.78%
--------------------------------------------------------------------------------
   IndyMac Mortgage Holdings Inc.                      2.52%
--------------------------------------------------------------------------------
   The E.W. Scripps Co. Inc. (Class A)                 2.37%
--------------------------------------------------------------------------------
   MGIC Investment Corp.                               2.31%
--------------------------------------------------------------------------------
   Pharmacia Corp.                                     2.22%
--------------------------------------------------------------------------------
   Praxair Inc.                                        2.20%
--------------------------------------------------------------------------------
   AT&T Corp. - Liberty
      Media Group (Class A)                            2.18%
--------------------------------------------------------------------------------



                           SEE NOTES TO PERFORMANCE.
              PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       MID-CAP VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 81.2%
--------------------------------------------------------------------------------
CAPITAL GOODS -- 5.1%

CNH Global N.V. ...................   14,000     $  140,000
Ingersoll-Rand Co. ................    2,800         94,850
Parker-Hannifin Corp. .............    4,000        135,000
Snap-on Inc. ......................    6,000        141,375
York International Corp. ..........    6,300        156,713
                                                    667,938

CONSUMER - DISCRETIONARY -- 12.6%

AT&T Corp. - Liberty Media Group
   (Class A) ......................   16,000        288,000(a)
Carnival Corp. ....................    5,700        140,362
Delphi Automotive Systems Corp. ...   13,400        202,675
Dillards Inc. (Class A) ...........    8,700         92,438
Ford Motor Co. ....................    8,740        221,231
Hasbro Inc. .......................   17,000        194,437
Lear Corp. ........................    4,500         92,531(a)
Mandalay Resort Group .............    4,100        105,063(a)
The E.W. Scripps Co. Inc.
   (Class A) ......................    5,800        313,200
Visteon Corp. .....................      654          9,892
                                                  1,659,829

CONSUMER - STABLE -- 6.5%

Alberto-Culver Co. (Class A) ......    7,200        180,450
Loews Corp. .......................    3,400        283,475
Philip Morris Cos. Inc. ...........    8,000        235,500
Sara Lee Corp. ....................    7,600        154,375
                                                    853,800

ENERGY -- 5.7%

Conoco Inc. (Class B) .............    9,200        247,825
Noble Affiliates Inc. .............    7,000        259,875
Tosco Corp. .......................    8,000        249,500
                                                    757,200

FINANCIAL -- 13.9%

Bank of America Corp. .............    4,100        214,738
Bear Stearns Cos. Inc. ............    1,843        116,109
Chase Manhattan Corp. .............    4,950        228,628
Countrywide Credit Industries
   Inc. ...........................    6,500        245,375
First Union Corp. .................    5,300        170,594
Heller Financial Inc. .............   12,900        368,456
IndyMac Mortgage Holdings Inc. ....   16,200        333,112
Waddell & Reed Financial Inc.
   (Class A) ......................    5,300        164,300
                                                  1,841,312

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
HEALTHCARE -- 7.6%

Aetna Inc. ........................    3,800     $  220,637
Pharmacia Corp. ...................    4,879        293,655
Tenet Healthcare Corp. ............   13,600        494,700(a)
                                                  1,008,992

INSURANCE -- 7.1%

Hartford Financial Services
   Group Inc. .....................    5,400        393,863
MGIC Investment Corp. .............    5,000        305,625
Torchmark Corp. ...................    8,800        244,750
                                                    944,238

MATERIALS & PROCESSING -- 6.2%

Bowater Inc. ......................    3,000        139,313
Packaging Corp. of America ........   14,500        160,406(a)
Praxair Inc. ......................    7,800        291,525
Rohm & Haas Co. ...................    7,900        229,594
                                                    820,838

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 6.1%

Agilent Technologies Inc. .........    3,800        185,963(a)
APW Ltd. ..........................    5,000        243,750(a)
Quantum Corp. - DLT & Storage
   Systems ........................   12,500        188,281(a)
Quantum Corp. - Hard Disk Drive ...   19,400        192,787(a)
                                                    810,781

TELECOMMUNICATIONS -- 9.1%

Alltel Corp. ......................    4,000        208,750
AT&T Corp. ........................    4,387        128,868
CoreComm Ltd. .....................   12,650        100,409(a)
NTL Inc. ..........................    5,312        246,012(a)
Telephone & Data Systems Inc. .....    4,700        520,290
                                                  1,204,329

TRANSPORTATION -- 1.3%

Delta Air Lines Inc. ..............    4,000        177,500

TOTAL INVESTMENTS IN SECURITIES
   (COST $10,282,554) .............              10,746,757


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 18.7%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST  $2,471,250) .............2,471,250      2,471,250

OTHER ASSETS AND LIABILITIES,
   NET 0.1% .......................                  16,954
                                                -----------


NET ASSETS-- 100% .................             $13,234,961
                                                ===========



----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


  Q&A

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE"), WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $2.4 BILLION AS OF SEPTEMBER 30, 2000, IS THE FUND'S SUB-ADVISER. THE FUND IS MANAGED BY PALISADE'S SENIOR INVESTMENT COMMITTEE WHICH IS COMPOSED OF THE FOLLOWING MEMBERS: JACK FEILER, MARTIN L. BERMAN, STEVEN E. BERMAN AND RICHARD MEISENBERG. JACK FEILER, CHIEF INVESTMENT OFFICER OF PALISADE, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE FUND AND WORKS WITH THE SENIOR INVESTMENT COMMITTEE IN DEVELOPING AND EXECUTING THE FUND'S INVESTMENT PROGRAM.

JACK HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. PRIOR TO JOINING PALISADE, JACK WORKED FOR BURNHAM & CO. AS AN ACCOUNT EXECUTIVE AND WAS PROMOTED TO SENIOR EXECUTIVE VICE PRESIDENT OF BROAD STREET INVESTMENT MANAGEMENT IN 1981. IN 1990, HE JOINED SMITH BARNEY AS SENIOR VICE PRESIDENT OF INVESTMENTS. JACK RECEIVED HIS BACHELOR'S DEGREE IN 1964 FROM CITY COLLEGE OF NEW YORK AND HIS JURIS DOCTOR DEGREE FROM BROOKLYN LAW SCHOOL IN 1967.


Q. HOW DID THE GE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Small-Cap Value Equity Fund posted a return of 28.51% for the one-year period ended September 30, 2000, while the Russell 2000 Index returned 23.22% for the same period.


Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A. Strong performance in the healthcare and financial services sectors helped bolster results over the past twelve months. Among our top performers were companies with strong management and robust growth potential: AmeriCredit Corp, Barr Labs, Emmis Communications, Triad Hospitals and Universal Health Services.


Q.  HOW DO YOU PICK STOCKS?
A. Our focus is on quality of management, valuation, visibility of earnings and growth-rate sustainability. We believe sagacious stock selection begins with thorough fundamental research. We attempt to maintain a balance between an investment candidate's projected growth and its valuation.


Q.  WHY DID THE WEIGHTING OF THE FUND CHANGE?
A. There is no limit to the amount we will be under- or over-weighted in a sector or industry group compared to the Russell 2000. First and foremost, we consider ourselves stock pickers. We view sector allocation as a tool to help manage risk but rely upon our stock selection as the primary component of portfolio construction. Our allocation to the financial services, healthcare and energy sectors has increased over the last few months as we have found greater potential for future return within these sectors.


Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. We remain committed to finding companies with strong product lines, robust projected growth, reasonable valuations and forward-thinking management.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:

                   SMALL-CAP VALUE EQUITY FUND                RUSSELL 2000
8/3/98             10,000.00                                  10,000.00
9/98                8,910.00                                   8,688.62
12/98              10,316.52                                  10,105.88
3/99                8,680.73                                   9,557.63
6/99               10,647.69                                  11,043.63
9/99               10,155.95                                  10,345.68
12/99              12,038.55                                  12,254.41
3/00               13,319.91                                  13,121.99
6/00               12,699.90                                  12,625.75
9/00               13,051.24                                  12,725.27



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                                   ONE     SINCE
                                  YEAR  INCEPTION* COMMENCEMENT
--------------------------------------------------------------------------------
Small-Cap Value Equity Fund      28.51%   13.11%      8/3/98
--------------------------------------------------------------------------------
Russell 2000                     23.22%   11.89%
--------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.




                               INVESTMENT PROFILE

        A mutual fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of
        companies with small-sized market capitalizations that the Fund's
          Management considers to be undervalued by the market but have solid growth prospects.


--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------


[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

FINANCIAL SERVICES          18.7%
HEALTHCARE                  17.9%
CONSUMER DISCRETIONARY      13.1%
TECHNOLOGY                  12.4%
REAL ESTATE INVESTMENT TRUST 7.6%
CONSUMER STABLE              6.7%
CASH & OTHER                 4.8%
PRODUCER DURABLES            3.7%
MATERIALS & PROCESSING       3.7%
AUTO & TRANSPORTATION        3.7%
UTILITIES                    3.5%
ENERGY                       3.2%
TELECOMMUNICATIONS           1.0%


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
   InterTAN Inc.                                       3.67%
--------------------------------------------------------------------------------
   Golden State Bancorp Inc.                           3.54%
--------------------------------------------------------------------------------
   Iron Mountain Inc.                                  3.53%
--------------------------------------------------------------------------------
   Triad Hospitals Inc.                                3.04%
--------------------------------------------------------------------------------
   Everest Re Group Ltd.                               2.98%
--------------------------------------------------------------------------------
   The Earthgrains Co.                                 2.91%
--------------------------------------------------------------------------------
   Beckman Coulter Inc.                                2.79%
--------------------------------------------------------------------------------
   Caremark Rx Inc.                                    2.69%
--------------------------------------------------------------------------------
   Oshkosh Truck Corp.                                 2.45%
--------------------------------------------------------------------------------
   IndyMac Mortgage Holdings Inc.                      2.43%
--------------------------------------------------------------------------------


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     SMALL-CAP VALUE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.2%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION -- 3.7%

Kirby Corp. .......................   11,800     $  231,575(a)
Oshkosh Truck Corp. ...............   12,100        468,875
                                                    700,450

CONSUMER - DISCRETIONARY -- 13.1%

AnnTaylor Stores Corp. ............    4,500        172,969(a)
F.Y.I. Inc. .......................    2,400         89,700(a)
Handleman Co. .....................   27,800        344,025(a)
InterTAN Inc. .....................   48,550        700,941(a)
Iron Mountain Inc. ................   18,200        673,400(a)
Reader's Digest Assoc. Inc.
   (Class A) ......................    4,000        141,250
School Specialty Inc. .............   18,100        385,756(a)
                                                  2,508,041

CONSUMER - STABLE -- 6.7%

Smithfield Foods Inc. .............   13,100        343,875(a)
Suiza Foods Corp. .................    5,400        273,712(a)
The Earthgrains Co. ...............   30,100        554,969
The J.M. Smucker Co. ..............    4,300        104,544(a)
                                                  1,277,100

ENERGY -- 3.2%

Louis Dreyfus Natural Gas Corp. ...    7,800        309,075(a)
Noble Affiliates Inc. .............    8,300        308,138
                                                    617,213

FINANCIAL SERVICES -- 18.7%

Affiliated Computer Services Inc.
   (Class A) ......................    6,400        319,200(a)
AmeriCredit Corp. .................    7,200        207,450(a)
Commerce Bancorp Inc. .............    3,500        203,656
Everest Re Group Ltd. .............   11,500        569,250
Golden State Bancorp Inc. .........   28,600        675,675
IndyMac Mortgage Holdings Inc. ....   22,600        464,712
Investment Technology
   Group Inc. .....................    6,500        259,594(a)
NOVA Corp. ........................    8,900        152,413(a)
PartnerRe Ltd. ....................    1,600         75,654
The BISYS Group Inc. ..............    5,800        448,412(a)
Trenwick Group Ltd. ...............   10,200        192,347
                                                  3,568,363

HEALTHCARE -- 17.9%

Beckman Coulter Inc. ..............    6,900        532,162
Caremark Rx Inc. ..................   45,600        513,000(a)
Digene Corp. ......................    5,500        198,000(a)
Henry Schein Inc. .................   14,600        291,088(a)
Oxford Health Plans Inc. ..........    5,300        162,892(a)
The Cooper Cos. Inc. ..............   11,700        413,887
Triad Hospitals Inc. ..............   19,800        581,625(a)
Universal Health Services Inc.
   (Class B) ......................    4,100        351,063(a)
Varian Medical Systems Inc. .......    8,400        379,575
                                                  3,423,292

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
MATERIALS & PROCESSING -- 3.7%

Ball Corp. ........................    9,900     $  313,706
Grant Prideco Inc. ................   17,600        386,100(a)
                                                    699,806

PRODUCER DURABLES -- 3.7%

Advanced Energy Industries Inc. ...    3,100        102,300(a)
Baldor Electric Co. ...............    7,500        152,344
L-3 Communications
   Holdings Inc. ..................    2,000        113,000(a)
LTX Corp. .........................   13,400        253,762(a)
MKS Instruments Inc. ..............    3,200         87,600(a)
                                                    709,006

REAL ESTATE INVESTMENT TRUST -- 7.6%

Colonial Properties Trust .........   10,800        277,425
First Industrial Realty Trust Inc.    11,700        359,775
Gables Residential Trust ..........    6,700        182,156
Great Lakes REIT Inc. .............   14,000        243,250
Mid-Atlantic Realty Trust .........   18,200        214,988
Parkway Properties Inc. ...........    6,000        183,000
                                                  1,460,594

TECHNOLOGY -- 12.4%

About.com Inc. ....................    5,500        178,062(a)
Aeroflex Inc. .....................    7,650        371,981(a)
Comdisco Inc. .....................   17,100        325,969
DRS Technologies Inc. .............   13,000        211,250(a)
General Semiconductor Inc. ........   31,400        382,687(a)
Glenayre Technologies Inc. ........   15,400        167,475(a)
Herley Industries Inc. ............   13,200        299,475(a)
Pennstar Inc. .....................   13,600        267,750(a)
Teledyne Technologies Inc. ........    5,500        160,188(a)
                                                  2,364,837

TELECOMMUNICATIONS -- 1.0%

Microcell Telecommunications
   Inc. (Class B) .................    6,400        186,000(a)

UTILITIES -- 3.5%

American Water Works Co. Inc. .....   14,500        399,656
IDA CORP Inc. .....................    5,800        268,250
                                                    667,906

TOTAL INVESTMENTS IN SECURITIES
   (COST $16,273,812) .............              18,182,608


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.4%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $1,983,167) ..............1,983,167      1,983,167

OTHER ASSETS AND LIABILITIES,
   NET (5.6)% .....................              (1,063,217)
                                                ------------


NET ASSETS-- 100% .................             $19,102,558
                                                ===========

           EXPIRATION DATE/        NUMBER OF
             STRIKE PRICE          CONTRACTS         VALUE
--------------------------------------------------------------------------------
Call Options
--------------------------------------------------------------------------------
AmeriCredit Corp.
             Oct. 00/30.00
(Written Option
   Premium $6,272)                       (36)       $(5,400)
                                                ===========


----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY INVESTMENT PROCESS AT GE ASSET MANAGEMENT. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEED $15 BILLION AS OF SEPTEMBER 30, 2000. HE LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE INTERNATIONAL EQUITY FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST, AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE ASSET MANAGEMENT'S ASSET ALLOCATION COMMITTEE. HE IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.


Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The International Equity Fund posted a return of 11.62% for the one-year period ended September 30, 2000 while the MSCI EAFE Index returned 3.18% for the same period.


Q. WHAT EVENTS HAD AN IMPACT ON THE FINANCIAL MARKETS DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000 AND HOW DID THEY IMPACT THE FUND?
A. The twelve-month period was one of two parts, the first half when the markets were very strong, led by the technology, media and telecommunications ("TMT") sectors and the second half during which many stocks in these sectors lost most if not all of the gains they made earlier. Thus, for the twelve-month period, the MSCI EAFE Index rose just 3.18%, but this hides the fact that the index rose 17% in the first three months but declined in the following three three-month periods.

    Despite good fundamentals in the non-TMT sectors, many stocks were ignored during the first six months of this period and they have only recently started to reflect their good underlying growth rates. It is interesting to note that the only sector that consistently performed during the twelve-month period was Healthcare although the energy sector, boosted strong crude oil prices, also performed well.


Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Fund outperformed the MSCI EAFE Index during the twelve-month period ended September 30, 2000. With the exception of the United Kingdom, where a small number of large holdings underperformed, market and stock attribution was positive across all regions, with that for Continental Europe being particularly strong. In addition, the contribution from the Emerging Markets stocks and the Canadian holdings was particularly noteworthy. The holdings that had the greatest impact on performance were Ericsson (Sweden), Vodafone
    (UK), Philips (Netherlands), Lagardere (France) and Nortel Networks (Canada) all of which are TMT companies.


Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND RECENTLY BASED ON CURRENT MARKET
    EVENTS?
A. The main activity during the period was in the first quarter when many of the TMT stocks became very over-valued on our "price to cash earnings relative to growth" measure which defines our buy and sell discipline. Many of the TMT stocks became over valued and their share prices rose to levels that we considered unsustainable, given their expected future growth. Thus, we sold some of our largest holdings into this momentum driven market, including Nortel Networks (Canada), Comverse Technology (Israel), Nokia (Finland) and Telecom Italia Mobile (Italy). Stocks bought during the period included RAS, the Italian Insurance Company, Aventis, the French Life Sciences company, Nordic Baltic, the Swedish Banking group and BMW of Germany.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. At the current time, relationships between Israel and the Palestinians have deteriorated significantly, which has caused further nervousness in the oil market. This has exacerbated the situation in the oil industry, where stocks in developed countries are low as we enter the Northern Hemisphere's winter period. This has come about because of a lack of investment over the last few years, when the price of a barrel of crude oil was at levels that made capital investment unprofitable. Inflation expectations are rising, leading to concerns that the U.S. Federal Reserve Board will at best keep rates at current levels, causing the U.S.- and hence global- growth to slow. The effect on overseas markets, especially those emerging markets that are dependent on U.S. growth, will be significant, unless European growth, which is improving, can compensate for a slower U.S. growth outlook.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
PLOT POINTS FOLLOWS:

                         INTERNATIONAL EQUITY FUND            MSCI EAFE
11/25/97                 10,000.00                            10,000.00
12/97                    10,266.29                            10,087.20
3/98                     12,027.37                            11,571.01
6/98                     12,237.50                            11,693.95
9/98                     10,066.17                            10,031.88
12/98                    12,044.22                            12,104.51
3/99                     12,472.13                            12,272.95
6/99                     12,847.86                            12,584.86
9/99                     13,035.72                            13,137.15
12/99                    15,880.83                            15,368.47
3/00                     16,497.04                            15,352.99
6/00                     16,324.07                            14,744.75
9/00                     14,551.12                            13,555.46



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                              ONE       SINCE
                             YEAR    INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------

International Equity Fund   11.62%     14.07%       11/25/97
--------------------------------------------------------------------------------

MSCI EAFE                    3.18%     11.27%
--------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.




                               INVESTMENT PROFILE

                  A mutual fund designed for investors who seek
                    long-term growth of capital by investing
                     primarily in foreign equity securities.



--------------------------------------------------------------------------------
                               REGIONAL ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------


[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

EUROPE       61.2%
JAPAN        15.4%
PACIFIC RIM   9.4%
OTHER REGIONS 9.3%
CASH & OTHER  4.7%


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
   ING Groep N.V.                                      2.59%
--------------------------------------------------------------------------------
   BAE Systems PLC                                     2.58%
--------------------------------------------------------------------------------
   Canon Inc.                                          2.38%
--------------------------------------------------------------------------------
   Taiwan Semiconductor
      Manufacturing Co. Ltd.                           2.05%
--------------------------------------------------------------------------------
   AXA-UAP                                             2.03%
--------------------------------------------------------------------------------
   Fujitsu Ltd.                                        2.01%
--------------------------------------------------------------------------------
   Vodafone AirTouch PLC                               1.99%
--------------------------------------------------------------------------------
   Koninklijke (Royal) Philips
      Electronics N.V.                                 1.97%
--------------------------------------------------------------------------------
   CGNUPLC                                             1.97%
--------------------------------------------------------------------------------
   Total S.A. (Class B)                                1.94%



                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 93.9%
--------------------------------------------------------------------------------

AUSTRALIA -- 2.1%

Brambles Industries Ltd. ..........  247,494    $ 6,470,560
Cable & Wireless Optus Ltd. .......  787,140      1,708,291(a)
                                                  8,178,851

BRAZIL -- 2.1%

Embraer - Empresa Brasileirade
   Aeronautica S.A. ADR ...........   65,651      2,035,181(a)
Petroleo Brasileiro S.A. -
   Petrobras ADR ..................  105,438      3,169,730(a)
Telecomunicacoes Brasileiras
   S.A. ADR .......................   10,442        826,223
Uniao de Bancos Brasileiros
   S.A. GDR .......................   70,249      2,318,217
                                                  8,349,351

CANADA -- 2.1%

ATI Technologies Inc. .............  217,464      1,767,355(a)
Celestica Inc. ....................   63,183      4,375,423(a)
CGI Group Inc. (Class A) ..........  269,722      2,093,642(a)
                                                  8,236,420

DENMARK -- 0.1%

GN Store Nord A/S .................    2,987        424,400

FINLAND -- 1.7%

Sampo Insurance Co. Ltd.
   (Series A) .....................  102,316      5,009,365
Stora Enso Oyj ....................  189,068      1,585,673
Tietoenator Oyj ...................    6,455        182,547
                                                  6,777,585

FRANCE -- 14.1%

Alcatel ...........................   31,973      2,048,570
Alstom ............................  289,136      6,681,949
Aventis S.A. ......................   89,450      6,719,370
AXA-UAP ...........................   61,401      8,030,942
Banque Nationale de Paris .........   54,464      4,808,442
Coflexip S.A. ADR .................   19,618      1,221,220
Lagardere S.C.A. ..................  106,409      6,455,773
Lyonnaise Des Eaux S.A. ...........   18,591      2,886,714
Michelin CGDE (Regd.) (Class B) ...   71,090      1,979,012
Publicis Groupe ...................   23,679        724,061(a)
Rhodia S.A. .......................  116,490      1,267,290
Schneider S.A. ....................   26,532      1,674,162
Total S.A. (Class B) ..............   52,180      7,645,712
Vivendi S.A. ......................   47,541      3,537,608
                                                 55,680,825

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
GERMANY -- 8.1%

Bayer AG ..........................   53,505    $ 1,993,064
Bayerische Hypo- und
   Vereinsbank AG .................   32,169      1,784,226
Bayerische Motoren Werke
   (BMW) AG .......................  118,455      4,056,528
Deutsche Bank AG ..................   50,955      4,219,449
Dresdner Bank AG ..................  125,109      5,503,928
Fresenius Medical Care AG .........   42,427      3,843,222
Metallgesellschaft AG .............  325,590      3,467,268
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ........   15,722      4,696,278
Preussag AG .......................   16,309        502,728
Veba AG ...........................   35,142      1,810,608
                                                 31,877,299

GREECE -- 0.5%

Hellenic Telecommunication
   Organization S.A. ADR ..........   71,360        660,080
Hellenic Telecommunication
   Organization S.A. GDR ..........   72,020      1,380,060
                                                  2,040,140

HONG KONG -- 2.4%

Cheung Kong (Holdings) Ltd. .......  251,495      3,032,198
Giordano International Ltd. .......3,196,000      1,854,922
Hutchison Whampoa Ltd. ............   28,300        375,688
Johnson Electric Holdings Ltd. ....1,937,600      4,162,739
                                                  9,425,547

IRELAND -- 2.7%

Bank of Ireland ...................  739,722      5,916,246
CRH PLC ...........................  221,426      3,516,463
Jefferson Smurfit Group PLC .......  709,153      1,227,057
                                                 10,659,766

ISRAEL -- 2.5%

ECI Telecommunications Ltd. .......  187,000      5,726,875
Teva Pharmaceutical Industries
   Ltd. ADR .......................   59,123      4,327,065
                                                 10,053,940

ITALY -- 3.0%

Banca Intesa S.p.A. ...............1,091,250      4,214,393
Riunione Adriatica di Sicurta
   S.p.A ..........................  289,142      3,807,385
Saipem ............................  458,376      2,552,065
Telecom Italia S.p.A ..............  113,773      1,210,584
                                                 11,784,427

JAPAN -- 15.4%

Asahi Bank Ltd. ...................   94,882        391,511
Canon Inc. ........................  212,000      9,416,106
Fujitsu Ltd. ......................  341,000      7,936,483
ITOCHU Corp. ......................  455,262      2,114,945(a)
Kao Corp. .........................  151,621      4,147,452
Mazda Motor Corp. .................1,037,000      2,019,287


----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Minebea Co. Ltd. ..................  507,000    $ 5,947,007
Mitsukoshi Ltd. ...................      304          1,088(a)
Mizuho Holdings Inc. ..............      221      1,823,821(a)
Murata Manufacturing Co. Ltd. .....   24,000      3,315,870
NAMCO Ltd. ........................    1,200         33,381
Nippon Telegraph and Telephone
   Corp. (NTT) ....................      331      3,253,373
Shin-Etsu Chemical Co. ............  104,000      4,387,779
Sony Corp. ........................   62,500      6,351,709
The Tokyo Electric Power Co. Inc. .   98,400      2,322,110
Toshiba Corp. .....................  889,000      7,179,925
                                                 60,641,847

MEXICO -- 2.6%

Desc S.A. de C.V. (Series B) ......  425,549        238,870
Desc S.A. de C.V. ADR .............   78,477        809,294
Grupo Carso S.A. de C.V. ADR ......  104,269        626,657(a)
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B) .  834,213      3,825,612(a)
Grupo Televisa S.A. GDR ...........   42,430      2,447,680(a)
Telefonos de Mexico S.A. de
   C.V. ADR .......................   43,820      2,330,676
                                                 10,278,789

NETHERLANDS -- 7.9%

ASM Lithography Holding N.V. ......  104,850      3,484,060(a)
European Aeronautic Defence
   & Space Co. ....................  110,790      1,943,526(a)
Getronics N.V. ....................  103,665      1,042,567(a)
IHC Caland N.V. ...................   66,249      3,337,210
ING Groep N.V. ....................  153,181     10,218,005
Ispat International N.V.
   (Regd.) (Class A) ..............   92,003        460,015
Koninklijke (Royal) KPN N.V. ......   27,908        608,700
Koninklijke (Royal) Philips
   Electronics N.V. ...............  180,551      7,781,834
Koninklijke Ahold N.V. ............   79,622      2,260,857
                                                 31,136,774

POLAND -- 0.3%

Telekomunikacja Polska S.A.
   GDR (Series A) .................  241,706      1,220,615(b)

PORTUGAL -- 0.2%

Banco Comercial Portugues
   (Regd.) ........................  168,891        888,082

SINGAPORE -- 0.5%

Datacraft Asia Ltd. ...............  262,120      2,175,596

SOUTH KOREA -- 2.3%

Kookmin Bank ......................   16,600        197,983
Korea Electric Power
   (KEPCO) Corp. ..................   34,571        902,135
Korea Telecom Corp. ADR ...........   38,831      1,305,692
Korea Telecom Corp. ...............   19,247      1,152,939
Pohang Iron & Steel Co. Ltd. ......   17,182      1,278,847
Pohang Iron & Steel Co. Ltd.
   ADR ............................   39,133        728,852
Samsung Electronics ...............   19,840      3,593,848
                                                  9,160,296

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SPAIN -- 2.4%

Acciona S.A. ......................   16,005     $  529,850
Repsol S.A. .......................   71,430      1,316,182
Telefonica S.A. ...................  378,774      7,514,945(a)
Telefonica S.A. ADR ...............    5,313        315,792(a)
                                                  9,676,769

SWEDEN -- 2.5%

Autoliv Inc. SDR ..................  172,077      3,391,429
Investor AB (Series B) ............   38,554        547,334
Invik & Co. AB ....................    8,365        777,775
Kinnevik AB (Series B) ............   15,368        350,036
NetCom AB (Series B) ..............   13,745        706,191(a)
Nordic Baltic Holding AB FDR ......  348,901      2,472,896
Svenska Handelsbanken AB
   (Series A) .....................   37,196        599,624
Telefonaktiebolaget LM
   Ericsson AB (Series B) .........   74,615      1,136,880
                                                  9,982,165

SWITZERLAND -- 0.9%

ABB Ltd. ..........................    2,671        260,034
Credit Suisse AG ..................   16,958      3,174,128
                                                  3,434,162

TAIWAN -- 2.1%

Taiwan Semiconductor
   Manufacturing Co. Ltd. .........2,440,928      8,104,994(a)

UNITED KINGDOM -- 15.4%

BAE Systems PLC ...................1,885,495     10,177,877
Bank of Scotland ..................  162,681      1,431,505
Billiton PLC ......................  285,880      1,022,090
Cable & Wireless PLC ..............  439,680      6,274,845
CGNU PLC ..........................  547,969      7,779,760
Corus Group PLC ...................  728,970        552,513
Dimension Data Holdings PLC .......   39,496        366,235(a)
Granada Compass PLC ...............  261,746      2,450,319(a)
Invensys PLC ......................3,164,822      6,915,375
Nycomed Amersham PLC ..............  459,107      4,504,990
Prudential PLC ....................  115,151      1,571,840
Railtrack Group PLC ...............   72,677      1,191,976
Reed International PLC ............  316,697      2,515,111
Royal & Sun Alliance Insurance
   Group PLC ......................  770,119      5,147,961
Somerfield PLC ....................  775,350        905,866
Vodafone AirTouch PLC .............2,104,619      7,859,118
                                                 60,667,381

TOTAL COMMON STOCK
   (COST $387,468,216) ............             370,856,021


--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.4%
--------------------------------------------------------------------------------

GERMANY -- 1.4%

Fresenius Medical Care AG .........   28,679      1,419,324
Henkel KGAA .......................   63,478      3,832,100

TOTAL PREFERRED STOCK
   (COST $4,953,412) ..............               5,251,424



----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02 .......................       181     $   13,756(a)
Publicis SA-CVG, 03/07/02 .........    20,704         39,888(a)

TOTAL WARRANTS
   (COST $0) ......................                  53,644


TOTAL INVESTMENTS IN SECURITIES
   (COST $392,421,628) ............             376,161,089


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.1%
--------------------------------------------------------------------------------

GEI SHORT-TERM INVESTMENT FUND
  (COST $16,213,862) ..............16,213,862     16,213,862

OTHER ASSETS AND LIABILITIES,
   NET 0.6% .......................                2,477,031
                                                ------------


NET ASSETS-- 100% .................             $394,851,982
                                                ============


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at September 30, 2000:
                                        PERCENTAGE (BASED ON
SECTOR                                    TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Finance                                         23.95%
Information Technology                          16.20%
Industrials                                     14.09%
Consumer Discretionary                          10.66%
Telecommunication Services                       9.81%
Materials                                        6.50%
Health Care                                      5.27%
Cash and Other                                   4.74%
Energy                                           4.03%
Utilities                                        2.90%
Consumer Staples                                 1.85%
                                             ---------
                                               100.00%
                                             =========



----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

MICHAEL J. SOLECKI IS THE PORTFOLIO MANAGER OF THE EUROPE EQUITY FUND AND HAS SERVED THE FUND IN THAT CAPACITY SINCE ITS INCEPTION. MIKE ALSO SERVES AS PORTFOLIO MANAGER OF THE GEEUROPE EQUITY FUND AND AS CO-PORTFOLIO MANAGER OF THE GE GLOBAL EQUITY FUND. MIKE HAS MORE THAN 10 YEARS OF INVESTMENT EXPERIENCE AND JOINED GEASSET MANAGEMENT IN 1990. HE IS CURRENTLY A VICE PRESIDENT OF GE ASSET MANAGEMENT. MIKE IS A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE AND AN M.B.A. FROM FORDHAM UNIVERSITY.


Q. HOW DID THE EUROPE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Europe Equity Fund posted a return of 29.76% for the one-year period e nded September 30, 2000 while the MSCI Europe Index returned 5.45% for the same period.


Q. WHAT EVENTS HAD AN IMPACT ON THE FINANCIAL MARKETS DURING THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000 AND HOW DID THEY IMPACT THE FUND?
A. European markets have recently been weak following a strong performance in early 2000 and late 1999. Market sentiment has been significantly impacted by the high price of the UMTS cellular licenses which European telephone companies have been paying, and by the rising price of oil. The political implications of the rising oil price during the year were significant, given the already high prices, because of the substantial petroleum taxes imposed by European governments. Public demonstrations led to distribution problems in France, the United Kingdom and Germany, causing a loss of popularity for their governments and leading to promises to ease taxes. Sentiment was further dampened by the weakening Euro, which fell to a low of 0.84 against the US dollar in mid September before rallying slightly to end the quarter at 0.88 . Since its launch in January 1999, the Euro has fallen 26%.


Q. HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Fund outperformed the MSCI Europe Index during the twelve-month period ended September 30, 2000. Over the last twelve months, the consumer discretionary, information technology and telecommunication services sectors were the three major performance drivers for the Fund. The holdings that had the greatest impact on performance were Thomson Multimedia, Ericsson, Epcos and Mannesmann.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. Restructuring at the corporate and fiscal level continues. Of note is the discussion of tax reform, which will lead to lower corporate and personal tax rates in France and Germany and the removal of a tax liability on the sale of cross shareholdings in Germany. Corporate activity continues to be high, boosted by some significant acquisitions, including Seagrams by Vivendi, Payne Webber by UBS, Snapple by Cadbury and Voicestream by Deutsche Telecom - interestingly many of the transactions involve European companies buying US assets despite the weak Euro.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:

         EUROPE EQUITY FUND     MSCI EUROPE
1/29/99  10,000.00               10,000.00
3/99      9,620.00                9,852.43
6/99      9,700.00                9,821.76
9/99      9,970.00                9,936.52
12/99    12,907.30               11,664.48
3/00     14,671.97               11,674.24
6/00     14,208.12               11,305.62
9/00     12,937.55               10,479.17


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                             ONE        SINCE
                            YEAR      INCEPTION   COMMENCEMENT
--------------------------------------------------------------------------------
Europe Equity Fund         29.76%      16.65%        1/29/99
--------------------------------------------------------------------------------
MSCI Europe                 5.45%       2.84%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
             A mutual fund designed for investors who seek long-term
        growth of capital by investing primarily in equity securities of issuers located in developed European countries.


--------------------------------------------------------------------------------
                               REGIONAL ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

DEVELOPED     94.5%
EMERGING       3.2%
CASH & OTHER   2.1%
OTHER (U.S.)   0.2%

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

   Aventis S.A.                                        3.11%
--------------------------------------------------------------------------------
   BAE Systems PLC                                     2.86%
--------------------------------------------------------------------------------
   Koninklijke (Royal) Philips
      Electronics N.V.                                 2.81%
--------------------------------------------------------------------------------
   Invensys PLC                                        2.78%
--------------------------------------------------------------------------------
   Royal & Sun Alliance
      Insurance Group PLC                              2.65%
--------------------------------------------------------------------------------
   Bank of Ireland                                     2.58%
--------------------------------------------------------------------------------
   ING Groep N.V.                                      2.58%
--------------------------------------------------------------------------------
   Koninklijke Ahold N.V.                              2.39%
--------------------------------------------------------------------------------
   Vivendi S.A.                                        2.36%
--------------------------------------------------------------------------------
   Unaxis Holding AG (Regd.)                           2.35%
--------------------------------------------------------------------------------


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              EUROPE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               EUROPE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.9%
--------------------------------------------------------------------------------
DENMARK -- 0.4%
GN Store Nord A/S .................      197     $   27,990
Novo-Nordisk A/S (Series B) .......      138         30,637
                                                     58,627

FINLAND -- 1.6%

Sampo Insurance Co. Ltd.
   (Series A) .....................    3,688        180,564
Sonera Oyj ........................      657         16,722
Stora Enso Oyj ....................    2,258         18,937
                                                    216,223

FRANCE -- 21.2%

Alcatel ...........................    2,072        132,757
Alstom ............................   12,325        284,831
Aventis S.A. ......................    5,520        414,655
AXA-UAP ...........................    1,970        257,666
Banque Nationale de Paris .........    1,467        129,516
Imerys ............................      886         90,672
Lagardere S.C.A. ..................    4,816        292,184
Michelin CGDE (Regd.) (Class B) ...    2,134         59,407
Schneider S.A. ....................      980         61,838
Studio Canal ......................    7,659         78,516(a)
Thomson Multimedia ................    4,951        249,400(a)
Total S.A. (Class B) ..............    2,029        297,301
Transiciel S.A. ...................    2,455        133,431(a)
Unilog S.A. .......................      204         22,716
Vivendi S.A. ......................    4,232        314,910
                                                  2,819,800

GERMANY -- 13.1%

AMB Aachener & Muenchener
   Beteiligungs AG ................       55          4,827
Bayer AG ..........................      703         26,187
Bayerische Motoren Werke (BMW)
   AG .............................    2,626         89,928
Dresdner Bank AG ..................    6,008        264,310
Epcos AG ..........................    3,072        250,583(a)
Ergo Versicherungs Gruppe AG ......    1,045        156,906
Fresenius Medical Care AG .........    2,439        220,935
Metallgesellschaft AG .............   15,393        163,923
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ........      631        188,485
Suess MicroTec AG .................    2,357         76,654(a)
Techem AG .........................    7,828        193,704(a)
Veba AG ...........................    2,120        109,228
                                                  1,745,670

GREECE -- 2.8%

Antenna TV S.A. ADR ...............   11,093        244,046(a)
Hellenic Telecommunication
   Organization S.A. ADR ..........    6,782         62,733
Hellenic Telecommunication
   Organization S.A. GDR ..........    3,340         64,002
                                                    370,781

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
IRELAND -- 4.3%

Bank of Ireland ...................   42,948     $  343,499
CRH PLC ...........................    9,042        143,596
Irish Life & Permanent PLC ........    2,980         29,522
Jefferson SmurFit Group PLC .......   33,378         57,755
                                                    574,372

ITALY -- 4.6%

Banca Intesa S.p.A. ...............   59,648        230,360
Banca Popolare di Lodi ............    7,747         86,949
Banca Popolare di Verona ..........    2,473         29,177
Riunione Adriatica di Sicurta
   S.p.A ..........................    5,326         70,132
Saipem ............................    6,795         37,832
Telecom Italia S.p.A ..............   14,317        152,338
                                                    606,788

NETHERLANDS -- 15.9%

ASM Lithography Holding N.V. ......    5,673        188,508(a)
European Aeronautic Defence
   & Space Co. ....................    5,714        100,237(a)
Fox Kids Europe N.V. ..............   15,766        264,731(a)
Getronics N.V. ....................   17,800        179,016
IHC Caland N.V. ...................    4,185        210,814
ING Groep N.V. ....................    5,147        343,333
Ispat International N.V. (Regd.)
   (Class A) ......................    2,689         13,445
Koninklijke (Royal) KPN N.V. ......    5,646        123,144
Koninklijke (Royal) Philips
   Electronics N.V. ...............    8,700        374,974
Koninklijke Ahold N.V. ............   11,228        318,818
                                                  2,117,020

NORWAY -- 0.2%

Sparebanken NOR ...................    1,249         30,358

POLAND -- 0.4%

Telekomunikacja Polska S.A.
   GDR (Series A) .................   10,735         54,212(b)

PORTUGAL -- 1.8%

PT MULTIMEDIA - Servicos de
   Telecomunicacoes e Multimedia
   SGPS S.A. ......................    2,484         91,102(a)
Telecel-Comunicacoes Pessoais
   S.A. ...........................   12,018        150,923(a)
                                                    242,025

SPAIN -- 2.1%

Corporacion Mapfre, Compania
   Internacional de
   Reaseguros S.A. ................      848         13,302
Sol Melia S.A. ....................    9,408         92,040
Telefonica S.A. ...................    8,758        173,760(a)
                                                    279,102


----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                              EUROPE EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SWEDEN -- 1.9%

Autoliv Inc. SDR ..................    5,098   $    100,476
LGP Telecom Holding AB ............    4,196        102,554
Telefonaktiebolaget LM
   Ericsson AB (Series B) .........    1,840         28,035
Telelogic AB ......................    2,722         21,799(a)
                                                    252,864

SWITZERLAND -- 6.2%

ABB Ltd. ..........................      256         24,923
Credit Suisse AG ..................      416         77,865
Leica Geosystems AG ...............      550        172,428(a)
Sulzer AG (Regd.) .................      408        236,905(a)
Unaxis Holding AG (Regd.) .........    1,120        312,833(a)
                                                    824,954

UNITED KINGDOM -- 21.2%

BAE Systems PLC ...................   70,541        380,779
Bank of Scotland ..................   11,470        100,930
Cable & Wireless PLC ..............   19,033        271,627
CGNU PLC ..........................   15,814        224,518
Cobham PLC ........................    1,923         30,203
Corus Group PLC ...................   97,921         74,218
Dialog Semiconductor PLC ..........      602         21,015(a)
Granada Compass PLC ...............   15,679        146,778(a)
Horizon Technology Group PLC ......    1,647         13,828(a)
Invensys PLC ......................  169,602        370,593
Nycomed Amersham PLC ..............   10,438        102,423
Prudential PLC ....................    5,244         71,582
Railtrack Group PLC ...............      896         14,695
Reed International PLC ............   28,732        228,181
Royal & Sun Alliance Insurance
   Group PLC ......................   52,789        352,875
Somerfield PLC ....................   43,705         51,062
Standard Chartered PLC ............    2,709         39,462
Tesco PLC .........................    5,062         18,603
Vodafone AirTouch PLC .............   83,684        312,495
                                                  2,825,867

UNITED STATES -- 0.2%

Global TeleSystems Group Inc. .....    4,601         20,992(a)
Infonet Services Corp. (Class B) ..      873          9,221(a)
                                                     30,213

TOTAL INVESTMENTS IN SECURITIES
   (COST $13,294,011) .............              13,048,876


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.8%
--------------------------------------------------------------------------------

Gei Short-Term Investment Fund
   (COST $370,729) ................  370,729        370,729

OTHER ASSETS AND LIABILITIES,
   NET (0.7)% .....................                 (95,800)
                                                -----------


NET ASSETS-- 100% .................             $13,323,805
                                                ===========



--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Europe Equity Fund invested in the following sectors at September 30, 2000:

                                          PERCENTAGE (BASED ON
SECTOR                                      TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Financial                                         24.21%
Consumer Discretionary                            16.67%
Industrials                                       16.21%
Information Technology                            11.30%
Telecommunication Services                        10.74%
Health Care                                        5.77%
Cash and Other                                     4.58%
Materials                                          4.42%
Utilities                                          3.18%
Consumer Staples                                   2.92%
                                               ---------
                                                 100.00%
                                               =========

----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------

  Q&A

RALPH LAYMAN LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE EMERGING MARKETS FUND. REFER TO PAGE 27 FOR HIS BIOGRAPHICAL DETAILS.


Q. HOW DID THE EMERGING MARKETS FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Emerging Markets Fund posted a return of 16.56% for the one-year period ended September 30, 2000, while the MSCI EMF Index returned 0.42% for the same period.


Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?
A. The Fund outperformed due to its superior stock selection. Our gains in Latin America were led by our holdings in the Mexican banks. Mexico's financial system has required nearly five years to repair itself following the nation's currency devaluation in 1994. Institutions such as Bannaci and Bancomer are now relatively healthy, and we expect stronger loan growth and better profitability from these groups going forward. In Asia, we continue to make money on several of our Indian software names. Also, the Chinese market has performed well. Among our Chinese stocks, Huaneng Power, an electric utility, and China Mobile, a cellular telephony provider, added the most value.


Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. Our strategy remains to invest in the best companies in our asset class. It is our view that there is a new generation of firms emerging in our universe. These newer companies are run by entrepreneurs, they can compete globally, and they are in some of world's best growth industries. Some examples would include Embraer, a Brazilian regional jet maker, or Datacraft Asia, a telecom systems integrator. We expect to find other companies like these in the future, and believe that our efforts will ultimately prove rewarding to our shareholders.


Q. WHAT IS YOUR OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. Going forward, we expect investors to wait for a clearer indication of global economic growth before returning to the asset class. At these levels, however, emerging stocks look compelling. We have recently been reducing our cash holdings, as we are finding several attractive bottoms-up ideas.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:


           EMERGING MARKETS FUND      MSCI EMF
11/25/97    10,000.00                 10,000.00
12/97       10,215.36                 10,241.00
3/98        11,068.31                 10,875.27
6/98         9,392.51                  8,308.96
9/98         6,803.55                  6,480.34
12/98        8,159.95                  7,646.02
3/99         9,467.96                  8,596.95
6/99        11,258.92                 10,694.33
9/99        11,540.64                 10,143.17
12/99       16,996.08                 12,723.52
3/00        18,546.67                 13,032.24
6/00        15,395.14                 11,707.31
9/00        13,451.87                 10,185.38



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                             ONE        SINCE
                            YEAR     INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------
Emerging Markets Fund      16.56%      10.97%       11/25/97
--------------------------------------------------------------------------------
MSCI EMF                    0.42%       0.65%
--------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.




                               INVESTMENT PROFILE

             A mutual fund designed for investors who seek long-term
        growth of capital by investing primarily in equity securities of issuers that are located in emerging markets countries.



--------------------------------------------------------------------------------
                               REGIONAL ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------


[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

ASIA 41.8%
LATIN AMERICA 23.0%
MIDDLE EAST AND AFRICA 17.1%
EUROPE 11.3%
CASH & OTHER 6.8%


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
   Satyam Computer Services Ltd.                       3.02%
--------------------------------------------------------------------------------
   Telefonos de Mexico S.A. de C.V. ADR                2.82%
--------------------------------------------------------------------------------
   Taiwan Semiconductor
      Manufacturing Co. Ltd.                           2.36%
--------------------------------------------------------------------------------
   Mastek Ltd.                                         2.12%
--------------------------------------------------------------------------------
   Korea Electric Power (KEPCO) Corp.                  1.95%
--------------------------------------------------------------------------------
   Kookmin Bank                                        1.89%
--------------------------------------------------------------------------------
   Samsung Electronics                                 1.86%
--------------------------------------------------------------------------------
   Pohang Iron & Steel Co. Ltd. ADR                    1.63%
--------------------------------------------------------------------------------
   Fundtech Ltd.                                       1.59%
--------------------------------------------------------------------------------
   Grupo Financiero Banamex
      Accival S.A. de C.V. (Class B)                   1.58%
--------------------------------------------------------------------------------



                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                           EMERGING MARKETS FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 89.8%
--------------------------------------------------------------------------------
ARGENTINA -- 0.3%

Impsat Fiber Networks Inc. ........    1,438     $   15,818(a)
Telecom Argentina S.A. ADR ........      677         14,640
                                                     30,458

BRAZIL -- 4.9%

Aracruz Celulose S.A. ADR .........    1,153         19,097
Brasil Telecom Participacoes
   S.A. ADR .......................      937         54,580
Embraer - Empresa Brasileira
   de Aeronautica S.A. ............   12,204         93,367
Embraer - Empresa Brasileira
   de Aeronautica S.A. ADR ........    1,518         47,058(a)
Petroleo Brasileiro S.A. ADR ......      343          9,733
Petroleo Brasileiro S.A. -
   Petrobras ADR ..................    2,655         79,816(a)
Telecomunicacoes Brasileiras
   S.A. ADR .......................    1,852        146,539
Ultrapar Participacoes S.A.
   ADR ............................    2,656         30,544
Uniao de Bancos Brasileiros
   S.A. GDR .......................    3,094        102,102
                                                    582,836

CANADA -- 0.5%

Global Light
   Telecommunications Inc. ........   11,300         58,195(a)

CHILE -- 0.1%

Companhia de
   Telecomunicaciones de Chile
   S.A. ADR .......................      826         14,352

CHINA -- 4.6%

Brilliance China Automotive
   Holdings Ltd. ADR ..............    4,099        125,020
China Mobile (Hong Kong) Ltd.
   ADR ............................    2,554         82,845(a)
China Unicom Ltd. .................   46,000        102,957
Denway Motors Ltd. ................  192,000         30,044(a)
Huaneng Power International
   Inc. ADR .......................    4,812         76,992
Huaneng Power International
   Inc. (Class H) .................  306,000        128,538
                                                    546,396

CROATIA -- 1.2%

Pliva D D GDR (Regd.) .............    6,401         68,171
Zagrebacka Banka GDR ..............    5,098         79,019(b)
                                                    147,190

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
CZECH REPUBLIC -- 0.3%

Ceske Radiokomunikace GDR .........      933     $   34,708(a,b)

DOMINICAN REPUBLIC -- 0.8%

TRICOM S.A. ADR ...................    6,056         92,354(a)

EGYPT -- 2.1%

Al-Ahram Beverage Co. S.A.E.
   GDR ............................    3,603         50,802(a)
Commercial International Bank
   GDR ............................    2,000         15,700
EFG-Hermes Holding S.A.E. GDR .....    4,651         11,162(b)
Egyptian Company for Mobile
   Services .......................    4,060         90,019(a)
Olympic Group Financial
   Investment Co. .................    8,753         10,097
Orascom Telecommunication GDR .....   11,064         70,810(a,b)
                                                    248,590

ESTONIA -- 0.5%

AS Eesti Telekom GDR ..............    3,844         59,774

GHANA -- 0.0%

Home Finance Co. ..................   18,516          2,691

GREECE -- 1.0%

A.G. Petzetakis S.A. ..............    6,348         52,061
Hellenic Telecommunication
   Organization S.A. ADR ..........    7,247         67,035
                                                    119,096

HUNGARY -- 0.5%

Magyar Tavkozlesi RT ADR ..........    1,295         30,513
OTP Bank RT .......................      509         26,262
                                                     56,775

India -- 10.4%

Aptech Ltd. .......................   10,120         93,951
Cipla Ltd. ........................    1,950         27,164
Dr. Reddy's Laboratories Ltd. .....    1,200         30,569
Global Tele-Systems Ltd. ADR ......    1,490         37,561
Himachal Futuristic
   Communications Ltd. ............    2,000         55,367
Mastek Ltd. .......................    5,000        254,021(a)
NIIT Ltd. .........................    3,870        111,885(k)
Pentamedia Graphics Ltd. ..........   11,300        104,447
Satyam Computer Services Ltd. .....   36,640        362,448(a)
Sriven Multi-Tech Ltd. ............    7,498          6,996(a)
Sun Pharmaceutical
   Industries Ltd. ................    6,267         55,925
UTI India IT Fund .................    3,683        108,354
                                                  1,248,688


----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                           EMERGING MARKETS FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
INDONESIA -- 0.5%

PT Gudang Garam ...................   53,500     $   64,072

ISRAEL -- 11.2%

Camtek Ltd. .......................    8,348         70,436(a)
Commtouch Software Ltd. ...........    1,149         21,759(a)
Comverse Technology Inc. ..........    1,372        148,176(a)
DSP Group Inc. ....................    1,879         70,228(a)
e-SIM Ltd. ........................    3,345         23,624(a)
ECI Telecommunications Ltd. .......    4,626        141,671
ECtel Ltd. ........................      974         19,419(a)
Fundtech Ltd. .....................    7,965        190,040(a)
Galileo Technology Ltd. ...........    4,303        136,620(a)
Magic Software Enterprises Ltd. ...    6,722         51,255(a)
MIND C.T.I. Ltd. ..................    3,608         42,845(a)
NICE Systems Ltd. ADR .............      637         45,864(a)
Orbotech Ltd. .....................    1,679         91,793(a)
Radview Software Ltd. .............    5,528         36,623(a)
RADVision Ltd. ....................    1,308         36,869(a)
RADWARE Ltd. ......................    1,781         53,430(a)
Sapiens International Corp. N.V. ..   15,114         58,567(a)
Teva Pharmaceutical Industries
   Ltd. ADR .......................      590         43,181
TTI Team Telecom
   International Ltd. .............    3,232         65,852(a)
                                                  1,348,252

KAZAKHSTAN -- 0.1%

Kazkommertsbank GDR ...............    1,185          8,483(a)

MEXICO -- 12.7%

Alfa S.A. (Series A) ..............   13,766         28,897
Coca-Cola Femsa S.A. de C.V.
   ADR ............................    2,554         51,080
Consorcio Ara S.A. de C.V. ........   16,067         26,035(a)
Corporacion GEO S.A. de C.V.
   (Series B) .....................   46,124         79,625(a)
Corporacion Interamericana de
   Entretenimiento S.A. de C.V.
   (CIE) (Series B) ...............    6,769         32,798(a)
Desc S.A. de C.V. (Series B) ......   22,524         12,643
Desc S.A. de C.V. ADR .............    2,130         21,966
Fomento Economico Mexicano
   S.A. de C.V. ADR ...............      991         38,649
Grupo Carso S.A. de C.V. ADR ......    5,635         33,866(a)
Grupo Elektra S.A. de C.V. GDR ....    4,810         45,695
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B) .   41,415        189,925(a)
Grupo Financiero Bancomer
   S.A. ADR (Series C) ............   13,672        158,937(a,b)
Grupo Financiero Banorte
   S.A. de C.V. ...................   59,103         77,118(a)
Grupo Financiero Inbursa
   S.A. de C.V. ...................    4,245         18,523(a)
Grupo Iusacell S.A. de C.V. ADR ...    2,704         32,110(a)
Grupo Televisa S.A. GDR ...........    2,201        126,970(a)
Telefonos de Mexico S.A. de
   C.V. ADR .......................    6,349        337,688
Tubos de Acero de Mexico
   S.A. ADR .......................    3,447         57,737
TV Azteca S.A. de C.V. ADR ........    4,840         62,315
Wal-Mart de Mexico
   S.A. de C.V. ...................   40,323         83,704(a)
                                                  1,516,281

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
NETHERLANDS -- 0.6%

Indigo N.V. .......................   11,485     $   76,806(a)

PHILIPPINES -- 1.9%

Benpres Holdings Corp. ............  288,700         23,746(a)
Metropolitan Bank & Trust Co. .....    9,080         33,018
Philippine Long Distance
   Telephone Co. ..................    9,716        170,346
                                                    227,110

POLAND -- 1.8%

Elektrim Spolka Akcyjna S.A. ......    6,692         60,427(a)
Europejki Fundusz Leasingowy
   GDR ............................    1,125         16,594(a,b)
Prokom Software S.A. GDR ..........    3,553         78,166(b)
Telekomunikacja Polska S.A. GDR
   (Series A) .....................   12,484         63,044(b)
                                                    218,231

RUSSIA -- 1.7%

Mobile Telesystems ADR ............    4,718        119,719(a)
OAO Lukoil Holding ADR ............    1,385         77,560
Premier Telesports Ltd. ...........    1,156          1,482(a)
Sun Interbrew Ltd. GDR
   (Class A) ......................    1,185          2,050(a)
                                                    200,811

SINGAPORE -- 1.3%

Datacraft Asia Ltd. ...............   19,436        161,319

SOUTH AFRICA -- 3.8%

Dimension Data Holdings PLC .......   12,698        117,564(a)
Johnnic Holdings Ltd. .............   10,406        135,141
M-Cell Ltd. .......................   12,650         50,845
Sappi Ltd. ........................   13,049         96,760
Softline Ltd. .....................   92,872         57,796(a)
                                                    458,106

SOUTH KOREA -- 12.3%

Dae Duck Electronics Co. ..........   10,176         91,252
Kookmin Bank ......................   19,000        226,606
Korea Electric Power (KEPCO)
   Corp. ..........................    8,982        234,387
Korea Telecom Corp. ADR ...........      390         13,114
Korea Telecom Corp. ...............    2,928        175,394
Medison Co. Ltd. ..................    7,940         44,287
Mirae Co. ADR .....................      718          3,410
Pohang Iron & Steel Co. Ltd. ......    1,850        137,695
Pohang Iron & Steel Co. Ltd.
   ADR ............................   10,506        195,674
S1 Corp. ..........................    5,502         57,480
Samsung Electronics ...............    1,229        222,623
Youngone Corp. ....................   65,050         77,291
                                                  1,479,213

TAIWAN -- 10.3%

Chroma Ate Inc. ...................   24,240         45,661
Compal Electronics Inc. ...........   77,771        121,668



----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                           EMERGING MARKETS FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Compeq Manufacturing Co. Ltd. .....   18,440    $   101,264
D-Link Corp. ......................   27,000         43,964
Far Eastern Textile Ltd. ..........  162,985        174,324
Hon Hai Precision Industry ........   17,340        114,046
Nien Hsing Textile Corp. Ltd. .....   63,200         76,677
Premier Camera Taiwan Ltd. ........   37,520         91,042
Procomp Informatics Co. Ltd. ......   14,100         67,076
Ritek Corp. .......................    8,963         29,618
Ritek Corp. GDR ...................      419          2,682(b)
Taiwan Semiconductor
   Manufacturing Co. Ltd. .........   85,100        282,571(a)
Yageo Corp. .......................  102,345         81,364
                                                  1,231,957

THAILAND -- 0.4%

Hana Microelectronics Public
   Co. Ltd. (foreign) .............   19,200         50,580(a)

TURKEY -- 3.7%

Aksigorta A.S. ....................2,550,000         41,230
Dogan Yayin Holding A.S. ..........8,112,274         92,729
Enka Holding Yatirim A.S. .........  288,555         45,570
Migros Turk T.A.S. ................  375,941         44,669
Tansas A.S. .......................  542,433         62,004
Turkcell Iletisim Hizmetleri
   A.S. ADR .......................    7,137         78,507(a)
Turkiye Garanti Bankasi A.S. ......5,958,296         51,081
Yapi ve Kredi Bankasi A.S. ........3,481,785         25,136
                                                    440,926

VENEZUELA -- 0.3%

Compania Anonima Nacional
   Telefonos de Venezuela ADR .....    1,676         40,957

TOTAL COMMON STOCK
   (COST $9,773,681) ..............              10,765,207


--------------------------------------------------------------------------------
PREFERRED STOCK -- 3.9%
--------------------------------------------------------------------------------
BRAZIL -- 3.9%

Celular CRT Participaceos S.A .....  108,091         37,536(a)
Companhia de Bebidas das
   Americas (Ambev) ADR ...........    3,565         78,876
Companhia Paranaense de
   Energia-Copel ADR ..............    3,127         27,752
Companhia Vale do Rio Doce ........    1,815         45,596
Embratel Participacoes
   S.A. ADR .......................    1,632         30,192
Petroleo Brasileiro S.A. ..........    3,449         98,623
Tele Norte Leste Participacoes
   S.A. ADR .......................    3,647         83,425
Telecomunicacoes do Rio de
   Janeiro S.A. ...................  984,439         30,334
Telesp Celular Participacoes
   S.A. ...........................2,809,972         37,065

TOTAL PREFERRED STOCK
   (COST $365,448) ................                 469,399


TOTAL INVESTMENTS IN SECURITIES
   (COST $10,139,129) .............              11,234,606

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.3%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund
   (COST $638,222) ................  638,222   $    638,222

OTHER ASSETS AND LIABILITIES,
   NET 1.0% .......................                 116,434
                                                -----------


NET ASSETS-- 100% .................             $11,989,262
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Emerging Markets Fund invested in the following sectors at September 30, 2000:

                                         PERCENTAGE (BASED ON
SECTOR                                     TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Information Technology                           33.30%
Telecommunication Services                       18.65%
Financial                                        12.03%
Consumer Discretionary                            9.21%
Cash and Other                                    8.39%
Materials                                         4.56%
Utilities                                         4.16%
Industrials                                       4.03%
Health Care                                       2.90%
Consumer Staples                                  2.77%
                                                --------
                                                 100.00%
                                                =======



----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

DAVID CARLSON MANAGES PENSION AND MUTUAL FUND PORTFOLIOS WITH TOTAL ASSETS OF APPROXIMATELY $7 BILLION AS OF SEPTEMBER 30, 2000. DAVE JOINED GE IN 1980 WITH THE GE FINANCIAL MANAGEMENT PROGRAM. IN 1982, HE JOINED GE ASSET MANAGEMENT AS A SECURITY ANALYST RESPONSIBLE FOR SEVERAL CONSUMER INDUSTRIES. IN 1988, DAVE ASSUMED RESPONSIBILITY FOR MANAGING ELFUN TRUSTS. HE IS A TRUSTEE FOR THE GE CANADA PENSION TRUST, A HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. DAVE IS A GRADUATE OF INDIANA UNIVERSITY WITH A B.S. IN BUSINESS.


Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD OCTOBER 29, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2000?
A. The Premier Growth Equity Fund posted a return of 14.62%, compared to 6.47% for the Standard & Poor's 500 Composite Price Index for the period ended September 30, 2000. The Fund outperformed the benchmark by more than 8% for this period.


Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED SEPTEMBER 30, 2000?
A. The Fund outperformed the S&P 500 Index primarily due to stock selection. Technology is the largest sector in the portfolio, with about a 30% weight as of the end of the quarter. The S&P 500 Index also has a technology weight of approximately 30% now, after being as high as 34%. Our technology holdings were up more than 26% in the period versus a 19% return for the S&P 500 Index technology sector. Other strong groups for the Fund were financial (+45%), energy (+43%), consumer stable (+27%), and capital goods (+32%). Lagging groups in the Fund were in the consumer cyclical sector (-6%), and communications services (-30%).


Q.  DO ANY PARTICULAR STOCKS STAND OUT IN TERMS OF PERFORMANCE FOR THE PERIOD?
A. Among our technology holdings, EMC Corp. posted a gain of 160%, Applied Materials Inc. a gain of 30%, and Automatic Data Processing Inc. a gain of 42%. On the downside, consumer cyclical names such as NTL Inc. (-27%), and Interpublic Group Cos. Inc. (-13%) detracted from performance over the period.


Q. WHAT IS THE OUTLOOK FOR THE FUND GIVEN A SLOWDOWN IN THE ECONOMY AND SLOWER GROWTH IN CORPORATE PROFITS?
A. We continue to focus on companies with strong secular earnings growth, and not overly dependent on the economy. For example, Catalina Marketing Corp., a leading company in supermarket promotional incentives, should continue to grow at a double-digit rate in spite of projected slowing economic conditions. Similarly, our positions in drugs and healthcare, such as Cardinal Health Inc., Pfizer Inc., Dentsply International Inc. and Lincare Holdings Inc. should continue to grow nicely and be less sensitive to a slowing economy.

    For the Fund as a whole, we believe we have less economic sensitivity in our earnings growth than the S&P 500 Index. Our focus on high quality, market share leaders should allow us to successfully weather rough market conditions.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The Fund remains concentrated in thirty-three holdings. We have reduced the overweighting in technology stocks over the past quarter to match the level of the S&P 500 Index as mentioned above. The rationale was based on valuations. The fundamentals of the technology sector remain excellent, but the valuation levels remain stretched in our opinion. We are finding more compelling investment opportunities in other sectors, where growth rates are high and valuation levels more reasonable. We continue to focus on industry leaders with strong fundamentals. We estimate the earnings growth of our holdings to be in the 15-20% range, and we expect that the above-average growth will drive above average stock price performance over the long term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:

                     PREMIER GROWTH EQUITY FUND                S&P 500
10/31/99                    10,000.00                         10,000.00
11/99                       10,470.00                         10,203.00
12/99                       11,672.59                         10,803.96
1/00                        11,202.08                         10,259.55
2/00                        11,031.90                         10,073.85
3/00                        12,103.05                         11,073.48
4/00                        11,892.82                         10,721.89
5/00                        11,552.46                         10,498.56
6/00                        11,612.52                         10,755.35
7/00                        11,342.23                         10,587.67
8/00                        11,952.89                         11,245.17
9/00                        11,462.36                         10,651.42



--------------------------------------------------------------------------------
                              AVERAGE TOTAL RETURN
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------


                                      SINCE
                                    INCEPTION     COMMENCEMENT
--------------------------------------------------------------------------------
Premier Growth Equity Fund           14.62%         10/29/99
--------------------------------------------------------------------------------
S&P 500                               6.47%
--------------------------------------------------------------------------------


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      PREMIER GROWTH EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.1%
--------------------------------------------------------------------------------
CAPITAL GOODS -- 7.7%

Dover Corp. .......................   31,108    $ 1,460,132
Molex Inc. (Class A) ..............   53,937      2,235,014
                                                  3,695,146

CONSUMER - CYCLICAL -- 23.7%

AT&T Corp. - Liberty Media
   Group (Class A) ................   82,253      1,480,554(a)
Carnival Corp. ....................   35,121        864,855
Catalina Marketing Corp. ..........   49,672      1,868,909(a)
Comcast Corp. (Class A) ...........   41,142      1,684,251(a)
CVS Corp. .........................   28,097      1,301,242
Home Depot Inc. ...................   30,104      1,597,393
Interpublic Group Cos. Inc. .......   34,118      1,162,144
NTL Inc. ..........................   30,056      1,391,969(a)
                                                 11,351,317

CONSUMER - STABLE -- 17.8%

Cardinal Health Inc. ..............   21,105      1,861,197(h)
Dentsply International Inc. .......   15,052        525,879
Gillette Co. ......................   19,066        588,663
Henry Schein Inc. .................       14            279(a)
Lincare Holdings Inc. .............   50,174      1,439,367(a)
Merck & Co. Inc. ..................   19,066      1,419,225
Pfizer Inc. .......................   30,104      1,352,799
Sybron International Corp. ........   55,191      1,324,584(a)
                                                  8,511,993

ENERGY -- 6.3%

Baker Hughes Inc. .................   41,142      1,527,397
Schlumberger Ltd. .................   18,062      1,486,728
                                                  3,014,125

FINANCIAL -- 8.1%

AFLAC Inc. ........................   28,097      1,799,964
Citigroup Inc. ....................   38,800      2,097,625
                                                  3,897,589

TECHNOLOGY -- 26.8%

Applied Materials Inc. ............   15,052        892,772(a)
Automatic Data Processing Inc. ....   27,094      1,811,911
Cisco Systems Inc. ................   30,104      1,663,246(a)
Dell Computer Corp. ...............   33,115      1,020,356(a)
EMC Corp. .........................   20,069      1,989,340(a)
Equifax Inc. ......................   50,174      1,351,562
First Data Corp. ..................   42,145      1,646,289
Intel Corp. .......................   30,104      1,251,197
Microsoft Corp. ...................   20,069      1,210,412(a)
                                                 12,837,085

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
UTILITIES -- 4.7%

Vodafone Group PLC ADR ............   35,121    $ 1,299,477
WorldCom Inc. .....................   32,111        975,371(a)
                                                  2,274,848

TOTAL INVESTMENTS IN SECURITIES
   (COST $45,926,912) .............              45,582,103


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.9%
--------------------------------------------------------------------------------

GEI SHORT-TERM INVESTMENT FUND
   (COST $2,338,988) ..............2,338,988      2,338,988

OTHER ASSETS AND LIABILITIES,
   NET 0.0% .......................                   4,748
                                                -----------


NET ASSETS-- 100% .................             $47,925,839
                                                ===========



--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Premier Growth Equity Fund had the following long futures contracts open at September 30, 2000:

                           NUMBER
             EXPIRATION      OF      UNDERLYING    UNREALIZED
DESCRIPTION     DATE      CONTRACTS  FACE VALUE   DEPRECIATION
--------------------------------------------------------------------------------

S&P 500       Dec. 2000       1       $363,425      $(14,075)



----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                    PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

CHRIS BROWN IS A SENIOR VICE PRESIDENT WITH GE ASSET MANAGEMENT AND IS CO-PORTFOLIO MANAGER OF THE GE PREMIER RESEARCH EQUITY FUND. CHRIS BEGAN HIS CAREER AT GE IN 1981, SPENDING TWO YEARS IN THE FINANCIAL MANAGEMENT PROGRAM. HE THEN SPENT THE NEXT TWO YEARS AS AN INTERNATIONAL SECTOR FINANCIAL ANALYST WITH SADELMI NEW YORK, INC., A GE SUBSIDIARY, AND JOINED GEAM IN 1985. CHRIS IS CUM LAUDE GRADUATE IN ECONOMICS FROM BUCKNELL UNIVERSITY AND IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.

DICK SANDERSON IS A SENIOR VICE PRESIDENT WITH GE ASSET MANAGEMENT AND IS CO-PORTFOLIO MANAGER OF THE GE PREMIER RESEARCH EQUITY FUND. HE HAS TWENTY-NINE YEARS OF INVESTMENT EXPERIENCE, SIX WITH GEAM. PRIOR TO JOINING GEAM, DICK HELD POSITIONS WITH ALLIANCE CAPITAL, NEUBERGER AND BERMAN, INVESTORS DIVERSIFIED SERVICES, FIRST NATIONAL BANK OF DENVER, AND NORTHERN TRUST COMPANY. DURING HIS CAREER, HE WAS VOTED "BEST OF BUY SIDE" THREE TIMES BY INSTITUTIONAL INVESTOR MAGAZINE. HE RECEIVED BOTH A BA (ANTHROPOLOGY) AND MBA (FINANCE) FROM THE UNIVERSITY OF MICHIGAN AND IS THE HOLDER OF A CHARTERED FINANCIAL ANALYST DESIGNATION.


Q. HOW DID THE PREMIER RESEARCH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD APRIL 28, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2000?
A. The Premier Research Equity Fund returned negative 0.80% compared to the S&P 500 Index which returned negative 0.66% for the period ended September 30, 2000. The Fund slightly underperformed the benchmark over the period.


Q.  PLEASE DISCUSS THE FUND'S PERFORMANCE VERSUS THE BENCHMARK.
A. As a reminder, the Fund is sector neutral versus the S&P 500 Index benchmark. Therefore, performance is driven by stock selection. In this regard, the stocks the Fund owned in the technology and consumer cyclical sectors underperformed their respective benchmarks. This was partially offset by positive stock performance in electric utilities, natural gas, regional Bell operating companies and the financial and consumer stable sectors.


Q.  DOES ANY PARTICULAR STOCK PERFORMANCE STAND OUT IN THE PERIOD?
A. As mentioned, the utilities sector did very well over the period. Our holdings in Calpine (+127%), Enron (+25%), and SBC Communications (+15%) contributed to the strong performance. Despite declines in technology, several holdings did well including PerkinElmer and EMC. Financial holdings such as Lehman Brothers, AXA Financial, and Associated First Capital were standouts in this area.


Q. WHAT IS THE OUTLOOK FOR THE FUND GIVEN A SLOWDOWN IN THE ECONOMY AND SLOWER GROWTH IN CORPORATE PROFITS?
A. We continue to focus on companies with solid earnings prospects, and those with managements that can execute in a variety of market conditions. Delivering earnings in a slowing economic environment may be challenging, however, superior management teams can weather the storm. We may see continued strength in the energy, utilities, and consumer stable areas as investors look for safer havens away from technology. We believe the companies we are invested with in these areas are positioned well, given the economic backdrop.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The Fund is positioned to be sector neutral versus the S&P 500 Index benchmark, so the Fund will follow the general trend of the overall market. We believe we will add value over time, through the ownership of stocks comprised of the best large capitalization ideas generated by our research team. We remain focused on the best ideas generated by our research team and believe this Fund will continue to reflect investments with solid earnings prospects going forward.

                                                    PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:

         PREMIER RESEARCH EQUITY FUND        S&P 500
4/28/2000         10,000.00                 10,000.00
5/00               9,995.01                  9,791.70
6/00              10,110.00                 10,031.20
7/00               9,930.00                  9,874.82
8/00              10,590.00                 10,488.04
9/00               9,920.00                  9,934.28



--------------------------------------------------------------------------------
                              AVERAGE TOTAL RETURN
                     FOR THE PERIOD ENDED SEPTEMBER 30, 200
--------------------------------------------------------------------------------
                                      SINCE
                                    INCEPTION     COMMENCEMENT
--------------------------------------------------------------------------------
Premier Research Equity Fund         -0.80%          4/28/00
--------------------------------------------------------------------------------
S&P 500                              -0.66%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE

         A mutual fund designed for investors who seek long-term growth of capital and future income by investing primarily in a limited number of equity securities of large- and medium-sized
                     companies located in the United States.




--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------


[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

TECHNOLOGY        29.8%
CONSUMER STABLE   18.0%
FINANCIAL         15.2%
CONSUMER CYCLICAL 11.6%
UTILITIES          7.9%
ENERGY             7.5%
CAPITAL GOODS      3.6%
CASH & OTHER       1.9%*
MISCELLANEOUS      1.9%
BASIC MATERIALS    1.8%
TRANSPORTATION     0.8%



--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
   Pfizer Inc.                                         4.45%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     4.13%
--------------------------------------------------------------------------------
   Exxon Mobil Corp.                                   3.54%
--------------------------------------------------------------------------------
   Cisco Systems Inc.                                  3.17%
--------------------------------------------------------------------------------
   Intel Corp.                                         2.92%
--------------------------------------------------------------------------------
   SBC Communications Inc.                             2.90%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    2.88%
--------------------------------------------------------------------------------
   EMC Corp.                                           2.71%
--------------------------------------------------------------------------------
   Dell Computer Corp.                                 2.38%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      2.31%
--------------------------------------------------------------------------------

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                    PREMIER RESEARCH EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PREMIER RESEARCH EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 1.8%

Newmont Mining Corp. ..............    5,815     $   98,855
Weyerhaeuser Co. ..................    1,977         79,821
                                                    178,676

CAPITAL GOODS -- 3.6%

Dover Corp. .......................    2,384        111,899
Textron Inc. ......................    1,862         85,885
United Technologies Corp. .........    2,268        157,059
                                                    354,843

CONSUMER - CYCLICAL -- 11.6%

CVS Corp. .........................    4,536        210,073
Gannett Co. Inc. ..................    2,850        151,050
Interpublic Group Cos. Inc. .......    5,001        170,347
Lowes Cos. Inc. ...................    4,187        187,892
McDonald's Corp. ..................    6,338        191,328
NTL Inc. ..........................    1,425         65,995(a)
Target Corp. ......................    7,036        180,298
                                                  1,156,983

CONSUMER - STABLE -- 18.0%

Amgen Inc. ........................    2,326        162,420(a)
Cardinal Health Inc. ..............    1,337        117,907
Eli Lilly & Co. ...................    1,396        113,250
Gillette Co. ......................    5,233        161,569
Merck & Co. Inc. ..................    3,838        285,691
Pepsico Inc. ......................    3,140        144,440
Pfizer Inc. .......................    9,827        441,601
Procter & Gamble Co. ..............    1,745        116,915
The Quaker Oats Co. ...............    2,093        165,609
Watson Pharmaceuticals Inc. .......    1,279         82,975(a)
                                                  1,792,377

ENERGY -- 7.5%

Burlington Resources Inc. .........    2,482         91,369
Calpine Corp. .....................    1,512        157,815(a)
Exxon Mobil Corp. .................    3,939        351,063
Schlumberger Ltd. .................    1,768        145,528
                                                    745,775

FINANCIAL -- 15.2%

Associates First Capital Corp.
   (Class A) ......................    4,245        161,310
Bank of America Corp. .............    3,606        188,864
Chase Manhattan Corp. .............    3,954        182,626
Chubb Corp. .......................    1,977        156,430
Citigroup Inc. ....................    4,244        229,441
FleetBoston Financial Corp. .......    5,000        195,000
Lehman Brothers Holdings Inc. .....    1,152        170,208

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
MetLife Inc. ......................    4,810  $     125,962(a)
PNC Financial Services Group ......    1,512         98,280
                                                  1,508,121

MISCELLANEOUS -- 1.9%

SPDR Trust ........................    1,296        186,138

TECHNOLOGY -- 29.8%

Analog Devices Inc. ...............    2,431        200,709(a)
Applied Materials Inc. ............    1,453         86,181(a)
Cisco Systems Inc. ................    5,699        314,870(a)
Compaq Computer Corp. .............    3,954        109,051
Dell Computer Corp. ...............    7,675        236,486(a)
EMC Corp. .........................    2,710        268,629(a)
Equifax Inc. ......................    5,347        144,035
First Data Corp. ..................    2,908        113,594
Intel Corp. .......................    6,978        290,023
Micron Technology Inc. ............    2,268        104,328(a)
Microsoft Corp. ...................    6,804        410,366(a)
Motorola Inc. .....................    3,720        105,090
Nortel Networks Corp. .............    3,489        207,814
PerkinElmer Inc. ..................    1,361        142,054
Tellabs Inc. ......................    2,558        122,145(a)
Texas Instruments Inc. ............    1,279         60,353
Unisys Corp. ......................    3,489         39,251(a)
                                                  2,954,979

TRANSPORTATION -- 0.8%

AMR Corp. .........................    1,407         45,991(a)
Burlington Northern Santa
   Fe Corp. .......................    1,337         28,829
                                                     74,820

UTILITIES -- 7.9%

AT&T Wireless Group ...............    2,326         48,556(a)
Enron Corp. .......................    2,093        183,399
NEXTLINK Communications Inc.
   (Class A) ......................    3,024        106,407(a)
Qwest Communications
   International Inc. .............    3,315        159,327(a)
SBC Communications Inc. ...........    5,756        287,800
                                                    785,489

TOTAL INVESTMENTS IN SECURITIES
   (COST $9,932,202) ..............               9,738,201


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.6%
--------------------------------------------------------------------------------
Gei Short-Term Investment Fund
   (COST $160,910) ................  160,910        160,910

OTHER ASSETS AND LIABILITIES,
   NET 0.3% .......................                  31,529
                                                 ----------


NET ASSETS-- 100% .................              $9,930,640
                                                 ==========




----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                               PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  Q&A

BRIAN HOPKINSON IS A SENIOR VICE PRESIDENT WITH GE ASSET MANAGEMENT AND IS THE PORTFOLIO MANAGER FOR THE GE PREMIER INTERNATIONAL EQUITY FUND. BRIAN HAS 21 YEARS OF INVESTMENT EXPERIENCE, INCLUDING ELEVEN YEARS IN LONDON AND HAS BEEN WITH GEAM SINCE 1996. BEFORE JOINING GEAM HE WAS WITH COLUMBUS CIRCLE INVESTORS AND FIDUCIARY TRUST COMPANY INTERNATIONAL. HE RECEIVED A BACHELOR OF SCIENCE (HONOURS) DEGREE IN MATHEMATICS/ STATISTICS FROM THE UNIVERSITY OF LEEDS AND IS AN ASSOCIATE OF THE INSTITUTE OF ACTUARIES.


Q. HOW DID THE PREMIER INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD APRIL 28, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2000?
A. The Premier International Equity Fund posted a return of negative 13.10% for the period ended September 30, 2000 while the MSCI EAFE Index returned negative 6.80% for the same period.

Q. WHY DID THE FUND PERFORM UNDERPERFORM ITS BENCHMARK FOR THE PERIOD ENDED SEPTEMBER 30, 2000?
A. The Fund's underperformance can be attributed to various factors. Following strong performance from the technology stocks in the spring, we bought a number of "old economy" companies whose valuations appeared much more reasonable, including Fresenius Medical Systems (Germany), British Aerospace
    (UK), Dresdner Bank (Germany) and BNP Paribas (France). These stocks performed well initially, although they have been weak in the recent sell-off in the equity markets.

Q. WHAT EVENTS HAD AN IMPACT ON THE FINANCIAL MARKETS DURING THE PERIOD ENDED SEPTEMBER 30, 2000 AND HOW DID THEY IMPACT THE FUND?
A. The European markets were generally weak during the period. Market sentiment was hit by the high cost of the cellular telecommunications licenses, which the operators were paying throughout Europe, and by the rising price of oil, with its implicit political implications. Sentiment was further negatively affected by the weakening Euro, which fell to a low of 0.84 against the US dollar in mid-September before rallying slightly to end the quarter at 0.88. Since its launch in January 1999, the Euro has underperformed the U.S. dollar by 25%. On a positive note, planned tax reform will lead to lower corporate and personal tax rates in France and Germany, and the elimination of a tax liability on the sale of cross shareholdings in Germany.

    The Japanese market fell 4.7% in U.S. dollars during the period. Most sectors were weak, with the exception of healthcare, and the market was led down by the technology and telecommunications sectors. The Bank of Japan ended its zero interest rate policy after much external pressure, and the concern is that this will lead to an increase in the failure of companies, especially within the construction and retail sectors.

    There were, however, signs that parts of the Japanese economy may be improving, primarily the capital expenditure sectors, which experienced strong order growth from the electronics and the auto sectors throughout the past quarter. Elsewhere, consumer spending is still depressed and current government policy includes the introduction of yet another supplementary budget, which will cause a further increase in government debt, which already stands around 130% of GDP.

    As Asian economies are still very dependent on the strength of the global economy, the expectation of slower global growth has had a big effect on the Asian stock markets. Most of the Asian countries are oil importers and so slower demand from Europe and the U.S., and higher import prices for oil, have resulted in weak stock markets. The Latin American markets performed less well in the third quarter, as investors wait to see the degree of soft landing in the U.S., as this will affect the main driver of exports for these markets, especially in Brazil and Mexico.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. At the current time, relationships between Israel and the Palestinians have deteriorated significantly which has caused further nervousness in the oil market. Inflation expectations are rising, leading to concerns that the U.S. Federal Reserve Board will, at best, keep rates at current levels, causing the U.S. -- and hence global -- growth to slow. The effect on overseas markets, especially those emerging markets that are dependent on U.S. growth, will be significant, unless European growth, which is improving, can compensate for a slower U.S. growth outlook.

                                               PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:

        PREMIER INTERNATIONAL EQUITY FUND        MSCI EAFE
4/28/2000         10,000.00                     10,000.00
5/00               9,640.00                      9,755.80
6/00              10,300.00                     10,137.25
7/00               9,700.00                      9,712.20
8/00               9,690.00                      9,796.69
9/00               8,690.00                      9,319.59


--------------------------------------------------------------------------------
                              AVERAGE TOTAL RETURN
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                                       SINCE
                                     INCEPTION    COMMENCEMENT
--------------------------------------------------------------------------------
Premier International Equity Fund-13.10%4/28/00
--------------------------------------------------------------------------------
MSCI EAFE                             -6.80%
--------------------------------------------------------------------------------


                               INVESTMENT PROFILE
          A mutual fund designed for investors who seek long-term growth of capital by investing primarily in a limited number of
               equity securities of companies located in developed
             and developing countries other than the United States.


--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------

[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

EUROPE       62.7%
JAPAN        20.9%
PACIFIC RIM   9.2%
OTHER REGIONS 5.6%
CASH & OTHER  1.6%

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
   ING Groep N.V.                                      5.16%
--------------------------------------------------------------------------------
   BAE Systems PLC                                     4.63%
--------------------------------------------------------------------------------
   Canon Inc.                                          4.59%
--------------------------------------------------------------------------------
   Taiwan Semiconductor
      Manufacturing Co. Ltd.                           4.08%
--------------------------------------------------------------------------------
   Koninklijke (Royal) Philips
      Electronics N.V.                                 4.07%
--------------------------------------------------------------------------------
   AXA-UAP                                             4.00%
--------------------------------------------------------------------------------
   Toshiba Corp.                                       3.89%
--------------------------------------------------------------------------------
   Total S.A. (Class B)                                3.81%
--------------------------------------------------------------------------------
   Telefonica S.A.                                     3.81%
--------------------------------------------------------------------------------
   CGNU PLC                                            3.74%
--------------------------------------------------------------------------------


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                               PREMIER INTERNATIONAL EQUITY FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        PREMIER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.4%
--------------------------------------------------------------------------------
AUSTRALIA -- 3.3%

Brambles Industries Ltd. ..........   10,840     $  283,404

CANADA -- 2.8%

Celestica Inc. ....................    3,557        246,322(a)

FINLAND -- 2.5%

Sampo Insurance Co. Ltd.
   (Series A) .....................    4,418        216,304

FRANCE -- 19.9%

Alstom ............................   11,388        263,177
Aventis S.A. ......................    3,718        279,292
AXA-UAP ...........................    2,667        348,830
Banque Nationale de Paris .........    2,367        208,974
Lagardere S.C.A. ..................    4,940        299,707
Total S.A. (Class B) ..............    2,265        331,881
                                                  1,731,861

GERMANY -- 7.4%

Dresdner Bank AG ..................    4,800        211,167
Fresenius Medical Care AG .........    2,552        231,171
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ........      674        201,329
                                                    643,667

ISRAEL -- 2.8%

ECI Telecommunications Ltd. .......    8,007        245,214

JAPAN -- 20.9%

Canon Inc. ........................    9,000        399,740
Fujitsu Ltd. ......................   12,000        279,290
Minebea Co. Ltd. ..................   19,000        222,866
Nippon Telegraph and Telephone
   Corp. (NTT) ....................       15        147,434
Shin-Etsu Chemical Co. ............    4,000        168,761
Sony Corp. ........................    2,600        264,231
Toshiba Corp. .....................   42,000        339,209
                                                  1,821,531

NETHERLANDS -- 9.2%

ING Groep N.V. ....................    6,744        449,861
Koninklijke (Royal) Philips
   Electronics N.V. ...............    8,218        354,200
                                                    804,061

SOUTH KOREA -- 1.8%

Samsung Electronics ...............      860        155,782

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

SPAIN -- 3.8%

Telefonica S.A. ...................   16,712     $  331,569(a)

TAIWAN -- 4.1%

Taiwan Semiconductor
   Manufacturing Co. Ltd. .........  107,000        355,289(a)

UNITED KINGDOM -- 19.9%

BAE Systems PLC ...................   74,665        403,041
Cable & Wireless PLC ..............   17,618        251,433
CGNU PLC ..........................   22,946        325,775
Invensys PLC ......................  112,567        245,968
Royal & Sun Alliance Insurance
   Group PLC ......................   33,398        223,253
Vodafone AirTouch PLC .............   76,943        287,322
                                                  1,736,792

TOTAL INVESTMENTS IN SECURITIES
   (COST $9,466,588) ..............               8,571,796


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.9%
--------------------------------------------------------------------------------

Gei Short-Term Investment Fund
   (COST $82,174) .................   82,174         82,174

OTHER ASSETS AND LIABILITIES,
   NET 0.7% .......................                  58,126
                                                 ----------


NET ASSETS-- 100% .................              $8,712,096
                                                 ==========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Premier International Equity Fund invested in the following sectors at September 30, 2000:

                                        PERCENTAGE (BASED ON
SECTOR                                    TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Financial                                       25.09%
Information Technology                          23.20%
Industrials                                     16.28%
Telecommunication Services                      11.68%
Consumer Discretionary                          10.54%
Healthcare                                       5.86%
Energy                                           3.81%
Materials                                        1.94%
Cash and Other                                   1.60%
                                             ---------
                                               100.00%
                                             =========


----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                                    INCOME FUNDS
--------------------------------------------------------------------------------

  Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE ASSET MANAGEMENT ("GEAM"). ASSETS UNDER HIS MANAGEMENT EXCEED $31 BILLION AS OF SEPTEMBER 30, 2000. HIS RESPONSIBILITIES INCLUDE MANAGING THE INCOME AND MONEY MARKET FUNDS. BOB JOINED GEAM IN 1986 AS A MUTUAL FUND PORTFOLIO MANAGER AND WAS APPOINTED TO HEAD THE TAXABLE FIXED INCOME TEAM IN 1992, AND THE TAX-EXEMPT FIXED INCOME TEAM IN 1997. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN THE AREAS OF DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HAS HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.


Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET OVER THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000.
A. For the twelve months ended September 30, 2000, the U.S. fixed income market was clearly defined by an "inversion" in the yield curve. Yields on short maturity notes became greater than the yields of long maturity bonds. The cause of this atypical reshaping of the yield curve was twofold. Strong economic growth, driven by explosive demand from consumers confident from increasing job growth, and stock market gains forced the Federal Reserve to take action against the risk of higher inflation, typically a byproduct of a strong economy. By May of 2000, the Federal Reserve had raised the Federal Funds rate 175 basis points to 6.50%, a nine year high. This caused yields in the front end of the curve to rise. Conversely, the long lasting economic expansion created a surplus in the federal budget. This enabled the U.S. Treasury to announce in January 2000 its intention to reduce the amount of quarterly debt issuance and to buyback Treasury debt, particularly long maturity issues. This expected reduction in supply drove yields on long Treasuries downward. On May 16, 2000, the last time the Fed raised rates, two-year notes yielded 76 basis points more than 30-year bonds. Since May 2000, the Federal Reserve has held monetary policy steady, as economic growth appears to be softening, the stock market has stumbled, and productivity gains hold inflation fears in check. Recently, market expectations for further Federal Reserve tightening through year end dropped to zero, easing rates in the short end of the yield curve; however, inflationary risks posed by higher oil prices have put upward pressure on long yields. By the end of the period, two-year notes yielded 5.60% and 30-year bonds yielded 5.88%, up 37 basis points and down 17 basis points, respectively.

    For the twelve-month period, the U.S. fixed income market posted a total return of 6.99%, as measured by the Lehman Brothers Aggregate Bond Index. Long maturity Treasuries (greater than 20 years) were the star performers, providing investors with a 10.12% return. Investors were punished for holding government agency and corporate securities versus U.S. Treasuries. Agency yield spreads widened, in reaction to a congressional debate over benefits from government sponsorship enjoyed by these issuers. Inversion of the yield curve, poor liquidity and credit concerns due to stock buybacks and LBO's, caused corporate spreads to widen dramatically, particularly on longer maturity issues. As a result, the corporate sector posted the worst relative performance (4.99% return) for the period. Although the securitized asset classes, such as mortgage-backed and asset-backed sectors, suffered spread widening in the first half of 2000 due to yield curve inversion, these security types still managed to outperform U.S. Treasuries for the full twelve months.


INCOME FUND

Q. HOW DID THE INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDING SEPTEMBER 30, 2000?
A. The Income Fund posted a total return of 6.61% versus a return of 6.99% for the Lehman Brothers Aggregate Bond Index.

Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?
A. The overweight position in corporate securities, relative to the benchmark, was the main drag on total return, as this sector was the worst performer over the period. Offsetting this was the allocation to asset-backed and commercial mortgage-backed sectors and yield curve positioning, which performed well, as the yield curve flattened.

Q.  WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?
A. Looking ahead, we expect the Federal Reserve will hold monetary policy steady through year end, but keep their bias towards raising rates, given the tight labor market and inflationary effects of higher energy costs. With the 10-year Treasury yielding 70 basis points less than Fed Funds, bonds appear fully priced, however, interest rates should remain range bound, waiting for a clearer view of economic growth and inflation. We believe that the recent normalization (steepening) of the yield curve will continue over the near term, which should favor non-Treasury securities. Therefore, selective positioning in spread sectors, and good security selection, should provide above market returns through added income and positive relative price performance.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS OMITTED

                          INCOME FUND                      LB AGGREGATE
11/21/97                   10,000.00                         10,000.00
12/97                      10,112.09                         10,101.00
3/98                       10,290.76                         10,256.86
6/98                       10,544.23                         10,496.62
9/98                       10,921.11                         10,940.26
12/98                      10,967.82                         10,977.14
3/99                       10,904.74                         10,921.35
6/99                       10,783.19                         10,825.13
9/99                       1,0842.60                         10,899.26
12/99                      10,826.21                         10,885.99
3/00                       11,048.27                         11,126.30
6/00                       11,226.87                         11,319.13
9/00                       11,558.98                         11,660.76



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------


                             ONE        SINCE
                             YEAR    INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------

Income Fund                 6.61%       5.19%       11/21/97
--------------------------------------------------------------------------------

LB Aggregate                6.99%       5.52%
--------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.




                               INVESTMENT PROFILE

              Amutual fund designed for investors who seek maximum
            income consistent with prudent investment management and
                    the preservation of capital by investing
           primarily in a variety of investment grade debt securities.



--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------


[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

MORTGAGE BACKED   40.0%
CORPORATE NOTES   26.6%
TREASURIES        13.3%
FEDERAL AGENCIES  12.3%
CASH & OTHER       7.8%


--------------------------------------------------------------------------------
                               QUALITY RATINGS AT
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
           Moody's/                      Percent of
          S&P Rating+                   Market Value
--------------------------------------------------------------------------------
            Aaa/AAA                        79.64%
--------------------------------------------------------------------------------
            A to AA                        15.15%
--------------------------------------------------------------------------------
            Below A                         5.03%
--------------------------------------------------------------------------------
             Other                          0.18%
--------------------------------------------------------------------------------

 + MOODY'S INVESTORS SERVICES, INC. AND STANDARD & POOR'S ARE NATIONALLY
   RECOGNIZED STATISTICAL RATING ORGANIZATIONS.





                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                     INCOME FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 105.5%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 13.3%

U.S. Treasury Bonds
8.125%     08/15/19 ............ $ 9,700,000   $ 11,847,677(h)
6.25%      08/15/23 ............   1,745,000      1,779,080
6.125%     08/15/29 ............     755,000        771,165(j)
6.25%      05/15/30 ............   6,180,000      6,494,809(j)
                                                 20,892,731

U.S. Treasury Notes
6.75%      05/15/05 ............   5,100,000      5,283,294(j)
3.875%     01/15/09 ............   1,536,548      1,522,627(h,m)
5.75%      08/15/10 ............     325,000        324,187
                                                  7,130,108

TOTAL U.S. TREASURIES
   (COST $27,908,821) ..........                 28,022,839

FEDERAL AGENCIES -- 11.6%

Federal Home Loan Bank
6.75%       05/01/02 ...........   6,465,000      6,485,171(j)

Federal Home Loan Mortgage Corp.
5.50%      05/15/02 ............     450,000        442,899
7.375%     05/15/03 ............     405,000        413,035
6.22%      03/18/08 ............     490,000        460,982
                                                  1,316,916
Federal National Mortgage Assoc.
5.125%     02/13/04 ............   2,875,000      2,751,001
5.78%      05/05/04 ............     515,000        497,536
5.625%     05/14/04 ............     150,000        145,454
7.00%      07/15/05 ............  11,600,000     11,795,692(j)
6.99%      07/09/07 ............     300,000        292,734
5.64%      12/10/08 ............     290,000        272,696
6.04%      02/25/09 ............     900,000        839,106
                                                 16,594,219

TOTAL FEDERAL AGENCIES
   (COST $24,356,343) ..........                 24,396,306

AGENCY MORTGAGE BACKED -- 30.1%

Federal Home Loan Mortgage Corp.
7.50%      09/01/12 ............     166,688        168,301
6.00%      02/01/29 - 08/01/29 .   8,048,335      7,522,699
6.50%      02/01/29 - 09/01/29 .   6,683,995      6,429,136
7.50%      01/01/30 ............     152,539        152,299
8.50%      02/01/30 ............     908,582        932,714
7.00%      03/01/30 ............     378,859        371,489
6.50%      06/01/30 - 07/01/30 .   1,694,699      1,629,203
8.00%      06/01/30 - 09/01/30 .     262,056        265,822
6.50%      TBA .................   1,329,000      1,276,677(c)
7.00%      TBA .................   2,800,000      2,743,132(c)
7.50%      TBA .................   8,900,000      8,886,116(c)
                                                 30,377,588

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.
9.00%       06/01/09 ...........  $  167,475 $      175,116
7.50%       12/01/09 ...........     190,308        191,999
8.00%       01/01/13 ...........     797,546        811,287
7.00%       08/01/13 ...........      70,429         70,362
6.00%       02/01/14 ...........     210,882        202,906
7.50%       02/01/14 ...........     119,075        120,303
9.00%       04/01/16 ...........      95,982         98,706
9.00%       12/01/17 ...........     125,075        129,412
9.00%       12/01/22 ...........     142,232        147,164
6.446%      10/01/24 ...........     540,610        533,009
6.50%       01/01/29 - 08/01/29    4,251,972      4,083,212
6.00%       10/01/29 ...........     460,750        430,373
7.00%       01/01/30 ...........     863,064        845,434
7.50%       01/01/30 - 02/01/30    2,637,049      2,630,457
8.50%       07/01/30 - 09/01/30    1,338,031      1,369,544
6.00%       TBA ................   1,559,000      1,455,716(c)
6.00%       TBA ................     215,000        206,871(c)
6.50%       TBA ................     731,000        701,533(c)
6.50%       TBA ................   7,769,000      7,616,029(c)
                                                 21,819,433

Government National Mortgage Assoc.
7.00%       03/15/12 ...........     510,408        512,322
9.00%       11/15/16 ...........     575,328        604,630
8.50%       10/15/17 ...........     208,872        216,188
9.00%       01/15/17 - 11/15/17      180,891        190,105
9.00%       12/15/21 ...........      26,183         27,295
7.50%       10/15/22 ...........   1,578,606      1,588,961
6.50%       03/15/24 ...........     405,320        392,272
7.00%       10/15/27 ...........     139,118        137,076
6.50%       04/15/28 ...........     536,949        517,147
7.00%       04/15/28 ...........     380,821        375,108
7.00%       03/15/29 - 07/15/29    3,382,048      3,331,318
8.00%       12/15/29 ...........     100,778        102,573
8.00%       01/15/30 - 06/15/30    1,745,862      1,776,956
6.50%       TBA ................     700,000        674,191(c)
8.00%       TBA ................     700,000        712,467(c)
                                                 11,158,609

TOTAL AGENCY MORTGAGE BACKED
   (COST $62,919,868) ..........                 63,355,630

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.2%

Federal Home Loan Mortgage Corp.
6.204%      02/15/22 ...........     201,000        178,004
5.75%       06/15/23 ...........     155,000        148,809
5.46%       10/15/23 ...........     215,579        115,401(d,f)
6.894%      02/15/24 ...........     166,000        149,348
7.50%       07/15/27 ...........     369,203         98,991(g)
7.00%       01/15/28 ...........     123,000         46,854(g)
6.04%       04/01/29 ...........     452,926        293,199(d,f)
7.50%       06/15/29 - 07/15/29      863,812        187,369(g)
2.745%      09/15/29 ...........     364,359        232,051
4.461%      03/15/30 ...........     550,199        396,148
                                                  1,846,174

Federal Home Loan Mortgage Corp. STRIPS
8.00%       02/01/23 ...........     150,882         40,455(g)
8.00%       07/01/24 ...........     159,976         44,624(d,g)
5.55%       08/01/27 ...........     360,090        259,488(d,f)
8.00%       01/01/28 ...........      96,747         26,998(g)
5.97%       04/01/28 ...........     573,088        378,238(d,f)
6.34%       06/15/29 ...........   2,688,877      1,701,555(d,f)
                                                  2,451,358



----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                                     INCOME FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.
6.18%       10/25/29 ...........  $  297,440  $     190,266(d,f)
7.00%       12/01/29 ...........     511,106        140,235(g)
7.50%       01/19/39 ...........     793,002        795,480
                                                  1,125,981

Federal National Mortgage Assoc. REMIC
1,080.912%  03/25/22 ...........         682         23,038(d,g)
1,008.00%   05/25/22 ...........         495         13,677(d,g)
3.561%      12/18/29 ...........     172,057        113,451
                                                    150,166

Federal National Mortgage Assoc. STRIPS
8.00%       02/01/23 - 08/01/23    1,812,497        516,169(g)
7.50%       11/01/23 ...........     650,147        189,759(g)
8.00%       07/01/24 ...........     562,258        157,078(g)
8.00%       11/01/26 ...........     369,642        101,247(g)
7.50%       04/01/27 - 07/01/27    3,658,174      1,042,662(g)
5.93%       05/01/28 ...........   1,404,335        925,541(d,f)
8.00%       11/01/29 ...........     682,138        173,242(g)
5.24%       05/01/30 ...........     210,383        156,472(d,f)
                                                  3,262,170


TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $8,854,630) ...........                  8,835,849


ASSET BACKED -- 13.3%

Advanta Business Card Master Trust
6.793%      01/20/06 ...........   1,000,000      1,000,000(l)
American Express Credit
   Account Master Trust
6.821%      03/15/05 ...........      91,000         91,227
American Express Master Trust
6.771%      08/15/04 ...........   1,059,000      1,060,980
Arran Master Trust
6.80%       03/15/05 ...........   1,250,000      1,250,775(l)
Citibank Credit Card Master Trust I
5.75%       01/15/03 ...........      72,000         71,775
5.30%       01/09/06 ...........     550,000        527,136
Discover Card Master Trust I
6.731%      09/15/04 ...........   1,550,000      1,550,480(i)
6.801%      11/15/07 ...........   1,570,000      1,571,227(l)
First Chicago Master Trust II
6.746%      08/15/04 ...........   1,000,000        999,370
First Deposit Master Trust
   Series 1996-1
6.791%      08/15/07 ...........   2,000,000      2,003,740(d,l)
First North American
   National Bank
7.021%      02/15/05 ...........   1,000,000      1,001,900
Ford Credit Auto Loan Master Trust
5.50%       02/15/03 ...........     109,000        108,478
Ford Credit Auto Owner Trust
7.03%       11/15/03 ...........   1,565,000      1,573,070
Green Tree Financial Corp.
   Series 1993-1
6.90%       04/15/18 ...........      55,418         54,899
6.97%       04/01/31 ...........     116,000        115,130
LB Commercial Conduit
   Mortgage Trust
6.78%       04/15/09 ...........   3,950,000      3,864,828
MBNA Master Credit Card Trust
6.746%      06/15/04 ...........   1,000,000      1,001,250
6.851%      04/15/05 ...........     305,000        306,046(i)
6.701%      11/15/05 ...........   1,000,000      1,000,310(l)
6.78%       07/15/07 ...........   3,000,000      3,003,750(l)

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

Metris Master Trust
6.833%     01/22/07 ............ $ 2,000,000  $   2,000,000(l)
Providian Gateway Master Trust
6.84%      03/15/07 ............     900,000        900,000
Saks Credit Card Master Trust
6.846%     12/15/05 ............   1,000,000      1,001,730
Superior Wholesale Inventory
   Financing Trust
6.905%     04/15/07 ............   1,600,000      1,601,872(l)
West Penn Funding LLC
6.81%      09/25/08 ............      95,000         94,718
Yorkshire Power Pass-Through
   Asset Trust
8.25%      02/15/05 ............     140,000        144,994(b)

TOTAL ASSET BACKED
   (COST $27,816,236) ..........                 27,899,685

CORPORATE NOTES -- 26.6%

Abbey National Capital Trust I
8.963%     12/29/49 ............     305,000        305,733(i)
Abbey National PLC
6.70%      06/29/49 ............     150,000        135,770(i)
7.35%      10/29/49 ............     200,000        190,326(i)
Abitibi-Consolidated Inc.
8.30%      08/01/05 ............     135,000        138,285
AES Drax Holdings Ltd.
10.41%     12/31/20 ............     200,000        209,900(b)
Aetna Services Inc.
6.97%      08/15/36 ............      95,000         94,338
AFLAC Inc.
6.50%      04/15/09 ............     245,000        227,558
Ahold Finance USA Inc.
8.25%      07/15/10 ............     280,000        281,795
AIG SunAmerica GBL Fin II
7.60%      06/15/05 ............     575,000        590,685(b)
Allstate Corp.
7.20%      12/01/09 ............   1,425,000      1,402,670
Amerada Hess Corp.
7.875%     10/01/29 ............     425,000        423,937
American Airlines Inc.
9.71%      01/02/07 ............     306,388        327,942
6.855%     04/15/09 ............     280,695        276,841
10.18%     01/02/13 ............      65,000         72,038
Armstrong World Industries Inc.
7.45%      05/15/29 ............      65,000         35,294
Arvin Industries Inc.
7.125%     03/15/09 ............      95,000         84,348
Associates Corp. of North America
6.375%     10/15/02 ............     400,000        396,812
5.75%      11/01/03 ............   1,270,000      1,231,341
Bank One Corp.
6.896%     01/07/02 ............   2,300,000      2,299,770(l)
6.40%      08/01/02 ............   1,705,000      1,693,559
Barclays Bank PLC
8.55%      09/29/49 ............     410,000        411,886(b)
BCI US Funding Trust I
8.01%      12/29/49 ............     150,000        139,626(b,i)
Beckman Instruments Inc.
7.10%      03/04/03 ............      65,000         63,051
Bell Telephone Co. - Pennsylvania
8.35%      12/15/30 ............     368,000        389,296
Bellsouth Capital Funding
7.875%     02/15/30 ............     500,000        515,775
Bellsouth Telecomm Inc.
6.375%     06/01/28 ............     595,000        510,647
Boeing Capital Corp.
7.10%      09/27/05 ............     495,000        497,990



----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT      VALUE
--------------------------------------------------------------------------------
Boston University
7.625%      07/15/97 ...........  $  250,000  $     227,980
Brascan Ltd.
7.375%      10/01/02 ...........      40,000         39,221
Bristol-Myers Squibb Co.
6.875%      08/01/97 ...........     150,000        138,096
CIT Group Inc.
7.125%      10/15/04 ...........   1,035,000      1,030,901
Citigroup Inc.
7.45%       06/06/02 ...........     370,000        374,310
Clear Channel Communications Inc.
7.25%       09/15/03 ...........     310,000        310,569
7.875%      06/15/05 ...........     180,000        183,641
Coastal Corp.
7.75%       06/15/10 ...........     300,000        304,329
ConAgra Foods Inc.
7.50%       09/15/05 ...........     235,000        236,635
Conseco Inc.
8.70%       11/15/26 ...........      23,000          9,890
Corporacion Andina De Fomento
6.75%       03/15/05 ...........     130,000        125,834
CSC Holdings Inc.
8.125%      07/15/09 ...........     160,000        158,334
CSX Corp.
6.25%       10/15/08 ...........     280,000        253,744
DaimlerChrysler AG
7.40%       01/20/05 ...........     335,000        336,786
DaimlerChrysler NA Holding Corp.
6.78%       09/16/02 ...........   2,000,000      2,000,000(l)
Delphi Automotive Systems Corp.
6.125%      05/01/04 ...........     305,000        291,086
Deutsche Telekom AG
7.75%       06/15/05 ...........     605,000        619,333
8.25%       06/15/30               2,110,000      2,167,538
Dominion Resources Inc.
7.60%       07/15/03 ...........     150,000        151,481
Dresdner Funding Trust I
8.151%      06/30/31 ...........     595,000        531,650(b)
Duke Capital Corp.
7.25%       10/01/04 ...........   1,165,000      1,173,015
Duke Energy Corp.
5.375%      01/01/09 ...........     100,000         87,976
Electronic Data Systems Corp.
6.85%       10/15/04 ...........     150,000        148,938
Enron Corp.
8.00%       08/15/05 ...........     355,000        361,037(b)
ERAC USA Finance Co.
8.25%       05/01/05 ...........     615,000        628,075(b)
Federated Department Stores Inc.
8.50%       06/01/10 ...........     185,000        184,478
First Union Corp.
7.55%       08/18/05 ...........     325,000        328,942
Ford Motor Co.
7.375%      10/28/09 ...........     670,000        654,603
7.45%       07/16/31 ...........     300,000        277,422
Ford Motor Credit Co.
7.50%       06/15/03 ...........     325,000        328,221
7.60%       08/01/05 ...........     475,000        479,926
7.875%      06/15/10 ...........     375,000        378,881
FPL Group Capital Inc.
7.375%      06/01/09 ...........     700,000        689,990
General Motors Acceptance Corp.
5.75%       11/10/03 ...........      70,000         67,555
6.125%      01/22/08 ...........     470,000        430,177
Georgia-Pacific Group
9.95%       06/15/02 ...........      60,000         62,264
Hanson PLC
7.875%      09/27/10 ...........     460,000        455,650

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Heritage Media Corp.
8.75%       02/15/06 ...........  $   130,000$      129,025
Honeywell International Inc.
6.875%      10/03/05 ...........     490,000        487,344
Household Finance Corp.
6.125%      07/15/12 ...........      50,000         49,275(i)
HSBC Capital Funding LP
9.547%      06/30/10 ...........      95,000        100,592(b)
Hydro-Quebec
8.25%       04/15/26 ...........     105,000        112,999
International Paper Co.
8.00%       07/08/03 ...........     300,000        306,012(b)
8.125%      07/08/05 ...........     225,000        232,407(b)
Israel Electric Corp. Ltd.
7.125%      07/15/05 ...........      60,000         58,868(b)
J.P. Morgan & Co.
6.00%       01/15/09 ...........     875,000        803,486
Koninklijke (Royal) KPN NV
7.50%       10/01/05 ...........     245,000        245,809(b)
Kroger Co.
7.375%      03/01/05 ...........     175,000        172,545
LCI International Inc.
7.25%       06/15/07 ...........     210,000        205,939
Lehman Brothers Holdings Inc.
7.75%       01/15/05 ...........     470,000        479,433
8.25%       06/15/07 ...........     355,000        367,602
7.50%       08/01/26 ...........     145,000        146,650
Lenfest Communications Inc.
8.375%      11/01/05 ...........     140,000        146,653
Liberty Property Ltd. Partnership
7.50%       01/15/18 ...........      90,000         77,659
Lockheed Martin Corp.
7.95%       12/01/05 ...........     250,000        256,097
8.20%       12/01/09 ...........     705,000        734,152
Lumbermens Mutual Casualty
8.30%       12/01/37 ...........      20,000         15,954(b)
Marconi Corp. PLC
8.375%      09/15/30 ...........     950,000        940,490
Merita Bank Ltd.
7.15%       12/29/49 ...........     250,000        246,900(b,i)
MidAmerican Energy Co.
7.375%      08/01/02 ...........     290,000        290,764
Midwest Generation LLC
8.56%       01/02/16 ...........     450,000        441,751(b)
Monumental Global Funding II
6.95%       10/01/03 ...........     400,000        399,812(b)
Morgan Stanley, Dean Witter & Co.
7.125%      01/15/03 ...........   1,165,000      1,170,452
5.625%      01/20/04 ...........      65,000         62,549
8.00%       06/15/10 ...........     455,000        474,565
Nabisco Inc.
6.125%      02/01/33 ...........      95,000         91,095
National Rural Utilities Cooperative
6.046%      04/15/03 ...........     100,000         98,468
NB Capital Trust IV
8.25%       04/15/27 ...........     250,000        235,540
News America Holdings Inc.
7.625%      11/30/28 ...........     110,000         98,704
Noram Energy Corp.
6.375%      11/01/03 ...........      80,000         78,337(i)
Northrop-Grumman Corp.
8.625%      10/15/04 ...........      75,000         78,178
Occidental Petroleum Corp.
7.375%      11/15/08 ...........     115,000        113,639
8.45%       02/15/29 ...........     340,000        355,939
Ontario Province of Canada
7.375%      01/27/03 ...........   2,460,000      2,492,570
Osprey Trust/Osprey I
7.797%      01/15/03 ...........     410,000        410,000(b)



----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Pactiv Corp.
8.375%      04/15/27 ...........  $  190,000  $     171,642
Pepsi Bottling Holdings Inc.
5.375%      02/17/04 ...........     200,000        190,644(b)
Petroleos Mexicanos
9.50%       09/15/27 ...........     445,000        459,462
Pharmacia Corp.
5.75%       12/01/05 ...........      80,000         76,210
Phillips Petroleum Co.
8.50%       05/25/05 ...........     175,000        184,985
9.375%      02/15/11 ...........     200,000        226,356
PP&L Capital Funding Inc.
7.75%       04/15/05 ...........     220,000        217,118
Procter & Gamble Co.
9.36%       01/01/21 ...........     165,000        188,123
Quebec Province of Canada
7.50%       09/15/29 ...........     285,000        284,684
Qwest Corp.
7.625%      06/09/03 ...........   1,250,000      1,265,238(b)
5.625%      11/15/08 ...........     125,000        110,579
Raytheon Co.
7.90%       03/01/03 ...........     215,000        216,731(b)
6.75%       08/15/07 ...........     100,000         94,736
Royal & Sun Alliance Insurance
   Group PLC
8.95%       10/15/29 ...........     170,000        168,963(b)
Royal Bank of Scotland Group PLC
8.817%      03/31/49 ...........     595,000        620,523
9.118%      03/31/49 ...........     270,000        283,489
Sprint Capital Corp.
5.70%       11/15/03 ...........     520,000        497,302
Stop & Shop Cos. Inc.
9.75%       02/01/02 ...........      50,000         51,607
SunAmerica Inc.
5.60%       07/31/97 ...........     390,000        275,874
Suntrust Bank Inc.
6.00%       01/15/28 ...........      40,000         36,845
Tele-Communications Inc.
9.80%       02/01/12 ...........      80,000         91,216
Telefonica Europe BV
7.35%       09/15/05 ...........     480,000        481,877
Texas Utilities Co.
5.94%       10/15/01 ...........     340,000        336,148(i)
Textron Inc.
6.375%      07/15/04 ...........      85,000         82,670
The Walt Disney Co.
5.62%       12/01/08 ...........     265,000        239,642
Time Warner Inc.
7.57%       02/01/24 ...........     410,000        384,592
Time Warner Pass-Through
   Asset Trust
6.10%       12/30/01 ...........      90,000         88,784(b)
Tosco Corp.
7.625%      05/15/06 ...........      55,000         55,826
TRW Inc.
6.625%      06/01/04 ...........     165,000        159,166
Turner Broadcasting Systems Inc.
8.375%      07/01/13 ...........     115,000        119,306
TXU Eastern Funding Co.
6.45%       05/15/05 ...........     170,000        160,822
Tyco International Group S.A.
6.875%      09/05/02 ...........     200,000        199,166
6.25%       06/15/03 ...........      55,000         53,576(i)
7.00%       06/15/28 ...........      95,000         83,465
Union Carbide Corp.
6.79%       06/01/25 ...........     370,000        365,253
Union Oil Co.
7.35%       06/15/09 ...........     310,000        307,387


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Union Pacific Co. (Series A)
8.02%       07/02/12 ...........  $  490,859     $  495,041
United Air Lines Inc.
7.73%       07/01/10 ...........     120,000        121,052
9.56%       10/19/18 ...........     150,000        151,772
United Illuminating Co.
6.25%       12/15/02 ...........      30,000         29,264
US Airways Pass-Through Trust
8.36%       07/20/20 ...........     314,440        324,228
USA Networks Inc.
6.75%       11/15/05 ...........     480,000        466,829
Viacom Inc.
7.75%       06/01/05 ...........     307,000        314,706
Visteon Corp.
7.95%       08/01/05 ...........      75,000         75,720
Vodafone AirTouch PLC
7.625%      02/15/05 ...........     565,000        573,000(b)
Wal-Mart Stores Inc.
6.875%      08/10/09 ...........   1,590,000      1,576,755
Williams Cos. Inc.
6.125%      02/15/12 ...........     155,000        152,889
WorldCom Inc.
6.40%       08/15/05 ...........     105,000        102,244
8.875%      01/15/06 ...........     150,000        155,241
Yale University
7.375%      04/15/96 ...........     321,000        307,049

TOTAL CORPORATE NOTES
   (COST $56,040,182) ..........                 56,059,772


NON-AGENCY MORTGAGE BACKED SECURITIES -- 1.4%

DLJ Commercial Mortgage Corp.
6.24%       11/12/31 ...........     675,000        636,778
GS Mortgage Securities Corp.
   (Class A)
6.86%       07/13/30 ...........     250,000        248,171(g)
Nationslink Funding Corp.
6.001%      11/20/07 ...........      83,172         80,522
6.476%      07/20/08 ...........   2,100,000      2,028,657

TOTAL NON-AGENCY MORTGAGE
   BACKED SECURITIES
   (COST $2,932,267) ...........                  2,994,128


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.0%

Bear Stearns Commercial
   Mortgage Securities
7.11%       09/15/09 ...........     994,000        996,066
Countrywide Home Loans
8.00%       07/25/30 ...........     421,000        430,256
GMAC Commercial Mortgage
   Security Inc.
6.42%       08/15/08 ...........   1,862,000      1,771,581
Headlands Mortgage Securities
   Inc. (Class A)
6.65%       02/25/29 ...........     442,705        423,890
Holmes Financing PLC
6.834%      07/15/05 ...........   2,000,000      2,000,938(l)
6.884%      07/15/07 ...........   1,500,000      1,500,000(l)
J.P. Morgan Commercial
   Mortgage Finance Corp.
7.108%      08/15/32 ...........     179,000        178,999
LB Commercial Conduit
   Mortgage Trust
7.105%      07/15/08 ...........     631,156        635,961




----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Lehman Large Loan
6.79%       06/12/04 ...........  $  278,820  $     278,744
Merrill Lynch Mortgage
   Investors Inc.
6.50%       05/01/30 ...........     176,000        158,836
Morgan Stanley Capital I
6.86%       05/15/06 ...........     208,149        207,608(b)
6.52%       01/15/08 ...........      21,000         20,307
6.21%       09/15/08 ...........      44,000         41,809
6.76%       11/15/08 ...........     187,386        185,922
7.11%       07/15/09 ...........     114,000        113,893
Norwest Integrated Structured
   Assets Inc. (Class A)
7.50%       03/25/30 ...........     289,047        288,504
Residential Accredit Loans Inc.
7.75%       04/25/30 ...........     332,000        330,124
Residential Asset
   Securitization Trust
1.078%      08/25/30 ...........   2,131,756         63,740(g)
Residential Funding Mortgage
   Securities I (Class A)
6.50%       07/25/14 ...........     352,812        343,332
Salomon Brothers Mortgage
   Securities Inc.
7.00%       07/25/24 ...........     728,663        644,911(i)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $10,588,605) ..........                 10,615,421


TOTAL BONDS AND NOTES
   (COST $221,416,952) .........                222,179,630


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------
Centaur Funding Corp.
   (Series B), 9.08%
   (COST $502,300) .............         475        482,333(b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $221,919,252) .........                222,661,963


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 22.5%
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.9%

National Australia Funding
   Inc.
6.68%      10/02/00 ............ $ 6,300,000    $ 6,298,831(l)
San Paolo U.S. Finance Co.
6.70%      10/02/00 ............   1,900,000      1,899,647(l)
                                                  8,198,478

FEDERAL AGENCIES -- 14.3%

Federal Farm Credit Bank
6.25%      10/02/00 ............  10,170,000     10,168,234(d)
Federal Home Loan Bank
6.25%      10/02/00 ............  10,000,000      9,998,256(d)
Federal National Mortgage
   Assoc.
6.63%      10/02/00 ............  10,000,000      9,998,244(d)
                                                 30,164,734

TIME DEPOSIT-- 4.3%

Bank of Montreal
6.687%     10/02/00 ............   9,000,000      9,000,000(l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $47,363,212) ..........                 47,363,212


OTHER ASSETS AND LIABILITIES,
   NET (28.3)% .................                (59,485,137)
                                               ------------


NET ASSETS-- 100% ..............               $210,540,038
                                               ============




----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

  Q&A

THE STRATEGIC INVESTMENT FUND IS MANAGED JOINTLY BY DAVID CARLSON, RALPH LAYMAN AND BOB MACDOUGALL. THE FUND FOLLOWS AN ASSET ALLOCATION STRATEGY AND EACH PORTFOLIO MANAGER IS RESPONSIBLE FOR INVESTMENTS WITHIN HIS AREA OF EXPERTISE:
DAVE MANAGES THE DOMESTIC EQUITY INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 41 FOR DAVE'S BIOGRAPHICAL DETAILS), RALPH MANAGES THE INTERNATIONAL EQUITY HOLDINGS WITHIN THE PORTFOLIO (PLEASE REFER TO PAGE 27 FOR RALPH'S BIOGRAPHICAL DETAILS) AND BOB MANAGES THE FIXED INCOME RELATED INVESTMENTS IN THE PORTFOLIO (PLEASE REFER TO PAGE 50 FOR BOB'S BIOGRAPHICAL DETAILS).


Q. HOW DID THE STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD OCTOBER 29, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 2000?
A. The Strategic Investment Fund posted a return of 10.24% for the period ended September 30, 2000. The Fund allocates investments among several asset classes and, therefore, the results of the Fund need to be compared to several bench-marks: the S&P 500 Index which returned 6.47%; the MSCI EAFE Index which returned negative 0.54%; and the Lehman Brothers Aggregate Bond Index which returned 6.59%.


Q. WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED SEPTEMBER 30, 2000?
A. The Fund's outperformance was driven by asset allocation and strong performance within each of the asset classes. The U.S. equity portion of the Fund returned in excess of 15%, exceeding the S&P 500 Index return of just 6.5%. The fixed income portion of the Fund was very strong during this time period, posting a gain of more than 5%. The international portion of the Fund performed strongly as well, with gains in excess of 9%, which more than beat the MSCI EAFE Index, which posted a decline of 0.54% during the period. Our allocation in international stocks sets us apart from many other balanced funds, which only concentrate on the U.S. financial markets. Please read the commentary on the International Equity Fund and the Income Fund for a more detailed description of the individual asset classes.


Q.  WHAT HAS BEEN GOING ON IN THE U.S. EQUITY MARKETS?
A. Volatility has been the one constant in the U.S. equity markets over the past year. After stellar gains in the fourth quarter of 1999, the first three quarters of 2000 were very volatile. The first quarter of 2000 performed quite well, with a very strong January and February, however, March proved to be the beginning of a re-valuation in the U.S. equity markets. A number of technology stocks were priced to perfection and the March through May period corrected some of the excesses.

    The U.S. Equity markets certainly did not earn a gold medal in the third quarter of 2000. In fact, the S&P 500 Index finished down 1.0% in the quarter. placing the Index seventh out of 33 FT/S&P All-World Indices measured in U.S. dollars. The silver lining is that the U.S. position improved from 18th place in 1999. perhaps indicating that the U.S. markets provide a relative "safe" haven in times of slowing global economic conditions.


Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PERIOD?
A. Currently, the Fund's asset allocation mix reflects 46% of the assets in U.S. equities, 15% in international equities, 35% in fixed income, and 4% in cash and cash equivalents. We continue to directionally model the weights of this portfolio in conjunction with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have shifted marginally toward international equities as our Committee believes there are compelling values in the international markets versus the U.S. equity markets. The total equity allocation is 61% and the fixed income allocation is 35%, directionally in line with the Committee's policy targets.


Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The returns for the Fund should continue to reflect demand for equities in both U.S. and international issues. Despite the Federal Reserve's commitment to containing any inflationary pressures through rate increases, we believe companies are executing their business plans and should produce solid earnings over the next few quarters. The U.S. market, and consequently the international markets, likely will continue to be volatile, although this should be beneficial as the speculative excesses are eliminated from the system. The fixed income market should continue to experience relief if the market seeks short term security in the bond market, if a soft landing unfolds.

                                                       STRATEGIC INVESTMENT FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:

        STRATEGIC INVESTMENT FUND     S&P 500      LB AGGREGATE    COMPOSITE*
10/99         10,000.00               10,000.00     10,000.00     10,000.00
11/99         10,150.00               10,203.00      9,999.00     10,121.40
12/99         10,651.90               10,803.96      9,951.01     10,459.66
1/00          10,450.92               10,259.55      9,918.17     10,129.61
2/00          10,420.77               10,073.85     10,038.18     10,068.63
3/00          11,013.66               11,073.48     10,170.68     10,721.26
4/00          10,842.83               10,721.89     10,141.19     10,504.58
5/00          10,832.78               10,498.56     10,136.11     10,371.20
6/00          11,013.66               10,755.35     10,346.95     10,609.69
7/00          10,893.07               10,587.67     10,441.10     10,549.07
8/00          11,264.88               11,245.17     10,592.50     11,003.31
9/00          11,023.71               10,651.42     10,659.23     10,682.46


--------------------------------------------------------------------------------
                              AVERAGE TOTAL RETURN
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                                     SINCE
                                   INCEPTION      COMMENCEMENT
--------------------------------------------------------------------------------
Strategic Investment Fund           10.24%          10/29/99
--------------------------------------------------------------------------------
S&P 500                              6.47%
--------------------------------------------------------------------------------
LB Aggregate                         6.59%
--------------------------------------------------------------------------------
Composite*                           6.80%
--------------------------------------------------------------------------------

* THE COMPOSITE INDEX RETURN IS A BLENDED RETURN COMPOSED OF 60% S&P 500 INDEX AND 40% LB AGGREGATE BOND INDEX.


                               INVESTMENT PROFILE

            A mutual fund designed for investors who seek to maximize
             total return by investing primarily in a combination of equity securities and investment grade debt securities.




--------------------------------------------------------------------------------
                               REGIONAL ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------


[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

DOMESTIC EQUITY 45.4%
BONDS AND NOTES 35.7%
FOREIGN EQUITY  15.0%
CASH & OTHER     3.9%


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
   U.S. Treasury Notes 5.875%, 11/15/04               19.21%
--------------------------------------------------------------------------------
   U.S. Treasury Notes 6.00%, 08/15/09                16.43%
--------------------------------------------------------------------------------
   Citigroup Inc.                                      3.09%
--------------------------------------------------------------------------------
   Cardinal Health Inc.                                1.93%
--------------------------------------------------------------------------------
   First Data Corp.                                    1.60%
--------------------------------------------------------------------------------
   Dover Corp.                                         1.44%
--------------------------------------------------------------------------------
   Fannie Mae                                          1.40%
--------------------------------------------------------------------------------
   AT&T Corp. - Liberty
      Media Group (Class A)                            1.37%
--------------------------------------------------------------------------------
   Molex Inc. (Class A)                                1.26%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    1.25%
--------------------------------------------------------------------------------


                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       STRATEGIC INVESTMENT FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 45.4%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 0.0%

Airgas Inc. .......................      370      $   2,521(a)

CAPITAL GOODS -- 4.4%

Dover Corp. .......................    2,338        109,740
Emerson Electric Co. ..............      326         21,842
Honeywell International Inc. ......      533         18,988
Hubbell Inc. (Class B) ............      688         17,243
Molex Inc. (Class A) ..............    2,325         96,342
Textron Inc. ......................      295         13,607
United Technologies Corp. .........      357         24,722
Waste Management Inc. .............    1,970         34,352
                                                    336,836

CONSUMER - CYCLICAL -- 7.1%

Adelphia Communications Corp.
   (Class A) ......................      144          3,969(a)
AT&T Corp. - Liberty Media
   Group (Class A) ................    5,830        104,940(a)
Carnival Corp. ....................      901         22,187
Catalina Marketing Corp. ..........    2,157         81,157(a)
Comcast Corp. (Class A) ...........    2,009         82,243(a)
CVS Corp. .........................      472         21,860
Gannett Co. Inc. ..................      133          7,049
Home Depot Inc. ...................    1,084         57,520
Interpublic Group Cos. Inc. .......    1,084         36,924
NTL Inc. ..........................    1,597         73,961(a)
The Walt Disney Co. ...............    1,279         48,922
                                                    540,732

CONSUMER - STABLE -- 10.4%

Abbott Laboratories ...............    1,606         76,385
American Home Products Corp. ......      678         38,349
Avon Products Inc. ................      164          6,704
Bristol-Myers Squibb Co. ..........    1,064         60,781
Cardinal Health Inc. ..............    1,672        147,450
Colgate-Palmolive Co. .............      263         12,414
Dentsply International Inc. .......      575         20,089
Energizer Holdings Inc. ...........      329          8,061(a)
Gillette Co. ......................      924         28,529
Henry Schein Inc. .................      934         18,622(a)
Johnson & Johnson .................      810         76,089
Lincare Holdings Inc. .............    1,253         35,945(a)
Merck & Co. Inc. ..................    1,281         95,354
Pepsico Inc. ......................    1,123         51,658
Pfizer Inc. .......................    1,241         55,767
Philip Morris Cos. Inc. ...........      826         24,315
Sybron International Corp. ........    1,596         38,304(a)
                                                    794,816

ENERGY -- 3.6%

Anadarko Petroleum Corp. ..........      748         49,712
Baker Hughes Inc. .................    1,005         37,311
Exxon Mobil Corp. .................      380         33,867
Nabors Industries Inc. ............      690         36,156(a)
Royal Dutch Petroleum Co. ADR .....      589         35,303
Schlumberger Ltd. .................    1,024         84,288
                                                    276,637

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 9.6%

AFLAC Inc. ........................      246     $   15,759
American Express Co. ..............      524         31,833
American International
   Group Inc. .....................      946         90,520
Bank One Corp. ....................      657         25,377
Berkshire Hathaway Inc.
   (Class B) ......................       16         33,120(a)
Citigroup Inc. ....................    4,367        236,091
Countrywide Credit Industries
   Inc. ...........................      360         13,590
Fannie Mae ........................    1,499        107,179
Fidelity National Financial Inc. ..      780         19,305
Loews Corp. .......................      318         26,513
Marsh & McLennan Cos. Inc. ........      528         70,092
State Street Corp. ................      482         62,660(e)
                                                    732,039

MISCELLANEOUS -- 0.8%

SPDR Trust ........................      409         58,743

TECHNOLOGY -- 8.7%

Analog Devices Inc. ...............      164         13,540(a)
Applied Materials Inc. ............      532         31,554(a)
Automatic Data Processing Inc. ....    1,363         91,151
Cisco Systems Inc. ................    1,418         78,345(a)
Dell Computer Corp. ...............      534         16,454(a)
EMC Corp. .........................      827         81,976(a)
Equifax Inc. ......................    3,033         81,701
First Data Corp. ..................    3,133        122,383
Intel Corp. .......................    1,970         81,878
Microsoft Corp. ...................      946         57,056(a)
Pitney Bowes Inc. .................      318         12,541
                                                    668,579

UTILITIES -- 0.8%

NEXTLINK Communications Inc.
   (Class A) ......................      349         12,280(a)
SBC Communications Inc. ...........      142          7,100
Sprint Corp. (FON Group) ..........      287          8,413
WorldCom Inc. .....................    1,089         33,078(a)
                                                     60,871

TOTAL DOMESTIC EQUITY
   (COST $3,134,056) ..............               3,471,774


--------------------------------------------------------------------------------
FOREIGN EQUITY -- 15.0%
--------------------------------------------------------------------------------
CONSUMER - DISCRETIONARY -- 1.5%

Koninklijke (Royal) Philips
   Electronics N.V. ...............    1,030         44,393
Lagardere S.C.A. ..................      645         39,132
Sony Corp. ........................      300         30,488
                                                    114,013

ENERGY -- 0.5%

Total S.A. (Class B) ..............      283         41,467




----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                       STRATEGIC INVESTMENT FUND
                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 3.4%

AXA-UAP ...........................      333  $      43,555
Banque Nationale de Paris .........      267         23,573
CGNU PLC ..........................    2,994         42,507
Dresdner Bank AG ..................      544         23,932
ING Groep N.V. ....................      838         55,899
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.) ........       75         22,403
Royal & Sun Alliance Insurance
   Group PLC ......................    3,772         25,214
Sampo Insurance Co. Ltd.
   (Series A) .....................      501         24,529
                                                    261,612

HEALTHCARE -- 0.8%

Aventis S.A. ......................      435         32,677
Fresenius Medical Care AG .........      317         28,715
                                                     61,392

INDUSTRIALS -- 2.3%

Alstom ............................    1,477         34,133
BAE Systems PLC ...................    9,746         52,609
Brambles Industries Ltd. ..........    1,415         36,994
Invensys PLC ......................   13,409         29,300
Minebea Co. Ltd. ..................    2,000         23,460
                                                    176,496

INFORMATION TECHNOLOGY -- 3.5%

Canon Inc. ........................    2,000         88,831
Celestica Inc. ....................      404         27,977(a)
ECI Telecommunications Ltd. .......      861         26,368
Fujitsu Ltd. ......................    2,000         46,549
Toshiba Corp. .....................    5,000         40,382
United Microelectronics Corp.
   ADR ............................    2,862         33,986(a)
                                                    264,093

MATERIALS -- 0.6%

Shin-Etsu Chemical Co. ............    1,000         42,190

TELECOMMUNICATION SERVICES -- 2.4%

Cable & Wireless PLC ..............    1,869         26,673
Nippon Telegraph and Telephone
   Corp. (NTT) ....................        2         19,658
Telefonica S.A. ...................    2,181         43,271(a)
Vodafone AirTouch PLC .............    8,234         30,748
Vodafone AirTouch PLC ADR .........    1,785         66,045
                                                    186,395

TOTAL FOREIGN EQUITY
   (COST $1,193,406) ..............               1,147,658

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 35.7%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 35.7%

U.S. Treasury Notes
5.875%     11/15/04 ...............$ 1,470,000   $  1,468,398
6.00%      08/15/09 ...............  1,250,000      1,256,250
                                                    2,724,648

TOTAL BONDS AND NOTES
   (COST $2,684,118) ..............                 2,724,648


TOTAL INVESTMENTS IN SECURITIES
   (COST $7,011,580) ..............                 7,344,080

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 3.1%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $240,920) ................  240,920        240,920

OTHER ASSETS AND LIABILITIES,
   NET 0.8% .......................                  59,054
                                                 ----------


NET ASSETS-- 100% .................              $7,644,054
                                                 ==========



----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED]
PLOT POINTS FOLLOWS:

          MONEY MARKET FUND      90 DAY T-BILL
12/2/97   10,000.00                 10,000.00
12/97     10,045.17                 10,043.00
3/98      10,178.79                 10,170.85
6/98      10,313.99                 10,297.38
9/98      10,453.23                 10,419.19
12/98     10,585.27                 10,533.60
3/99      10,709.49                 10,651.26
6/99      10,833.83                 10,773.32
9/99      10,967.85                 10,902.15
12/99     11,116.86                 11,042.51
3/00      11,273.22                 11,200.06
6/00      11,444.27                 11,361.32
9/00      11,627.85                 11,534.77



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                    FOR THE PERIODS ENDED SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                             ONE        SINCE
                             YEAR    INCEPTION*   COMMENCEMENT
--------------------------------------------------------------------------------
Money Market Fund           6.02%       5.47%        12/2/97
--------------------------------------------------------------------------------
90 Day T-Bill               5.77%       5.16%
--------------------------------------------------------------------------------

*INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE
 ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.


--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                            AS OF SEPTEMBER 30, 2000
                             (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------


[PIE CHART OMITTED]
PLOT POINTS FOLLOWS:

COMMERICAL PAPER                48.1%
CERTIFICATES OF DEPOSIT & OTHER 29.6%
U.S. GOVERNMENTS                22.3%


--------------------------------------------------------------------------------
                                   FUND YIELD
                              AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7 day current                    6.26%+            5.99%
--------------------------------------------------------------------------------
7 day effective                  6.46%             6.17%
--------------------------------------------------------------------------------
[dagger]The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at September
        30, 2000.

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



                               INVESTMENT PROFILE

          A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in
          short-term U.S. dollar denominated, money market instruments.


ROBERT MACDOUGALL LEADS A TEAM OF MANAGERS FOR THE MONEY MARKET FUND (PLEASE REFER TO PAGE 50 FOR BOB'S BIOGRAPHICAL DETAILS AND AN ANALYSIS OF THE FIXED INCOME MARKETS).


Q. HOW DID THE MONEY MARKET FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 2000?

A. The Money Market Fund posted a total return of 6.02% versus a return of 5.77% for the 90-day U.S. Treasury Bill.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund outperformed the 90-day U.S. Treasury Bill before and after fees and expenses. The positive relative performance is attributable to favorable duration manage-ment at the short end of the yield curve, taking advantage of movements in rates around Federal Reserve action.





  SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               MONEY MARKET FUND

                                      SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.7%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 22.3%

U.S. AGENCIES (D)

Federal Home Loan Mortgage Corp.
6.35%       10/12/00 ..............$ 150,000     $  149,718
6.54%       11/30/00 ..............  250,000        247,321
                                                    397,039
Federal National Mortgage Assoc.
6.63%       10/02/00 ..............  340,000        339,939
6.60%       10/26/00 ..............  260,000        258,842
6.69%       12/21/00 ..............  260,000        256,215
6.55%       03/01/01 ..............  270,000        262,809
                                                  1,117,805

TOTAL U.S. GOVERNMENTS
   (COST $1,514,844) ..............               1,514,844


COMMERCIAL PAPER -- 48.1%

Abbey National PLC
6.51%       10/24/00 ..............  210,000        209,127
Associates Corp. of North America
6.68%       10/02/00 ..............  220,000        219,959
Bank One NA
6.68%       10/05/00 ..............  250,000        250,000
Barclays US Funding Corp.
6.50%       10/30/00 ..............  270,000        268,586
Citibank Capital Markets
6.55%       10/17/00 ..............  250,000        249,272
Credit Suisse
6.48%       11/13/00 ..............  220,000        218,297
Deutsche Bank Financial Inc.
6.475%      11/01/00 ..............  130,000        129,275
Goldman Sachs Group LP
6.47%       10/16/00 ..............  220,000        219,407
Halifax Building Society
6.475%      11/20/00 ..............  220,000        218,021
Morgan (J.P.) & Co. Inc.
6.50%       10/10/00 ..............  250,000        249,594
Royal Bank of Canada
6.478%      11/10/00 ..............  260,000        258,129
UBS Finance Delaware Inc.
6.65%       10/02/00 ..............  220,000        219,959
Wachovia Bank
6.58%       11/16/00 ..............  220,000        220,000
Wells Fargo & Co.
6.47%       10/31/00 ..............  130,000        129,299
6.505%      10/31/00 ..............  210,000        208,862

TOTAL COMMERCIAL PAPER
   (COST $3,267,787) ..............               3,267,787

--------------------------------------------------------------------------------
                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT -- 29.3%

Bank of America
6.66%       10/23/00 ..............$ 260,000     $  260,000
Bank of Montreal
6.53%       10/03/00 ..............  250,000        250,000
Bayerische Hypotheken Bank
6.55%       11/22/00 ..............  130,000        130,000
6.56%       11/22/00 ..............  210,000        210,000
Canadian Imperial Bank
   of Commerce
6.55%       11/15/00 ..............  280,000        280,000
Deutsche Bank AG
6.625%      11/01/00 ..............  210,000        210,000
Dresdner Bank AG
6.53%       11/07/00 ..............  120,000        120,000
6.59%       11/07/00 ..............  220,000        220,000
Societe Generale
6.51%       10/06/00 ..............  150,000        150,000
6.64%       10/06/00 ..............  160,000        160,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $1,990,000) ..............               1,990,000


TOTAL SHORT-TERM INVESTMENTS
   (COST $6,772,631) ..............               6,772,631


OTHER ASSETS AND LIABILITIES,.
   NET 0.3% .......................                  20,866
                                                 ----------


NET ASSETS-- 100% .................              $6,793,497
                                                 ==========



----------------
See Notes to Schedule of Investments and Notes to Financial statements.

                             NOTES TO PERFORMANCE SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

Information of the preceding performance pages related to the Fund's one-year total return and top ten largest holdings is audited, all other information on the performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. For periods less than one year, the returns are not annualized.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500 Index), the S&P/BARRA Composite Index of 500 value stocks (S&P 500/BARRA Value), the S&P MidCap 400 Composite Price Index of stocks (S&P MidCap 400), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Morgan Stanley Capital International Europe Index (MSCI Europe), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P 500/BARRA Value is a capitalization-weighted index of all stocks in the S&P 500 that have low price-to-book ratios. The S&P MidCap 400 is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization. The Russell 2000 measures the performance of the smallest 2000 companies of the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market. MSCI EAFE is a composite of foreign securities traded in 20 developed markets representing Europe, Australasia and the Far East. MSCI Europe is a composite of securities traded in 15 developed markets in Europe. MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. LB Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 946 taxable money market funds.

A number of the broad market returns are not available from the Funds' commencement of investment operations through September 30, 2000 and therefore are calculated from the month end nearest to the funds' commencement of operations date.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the Prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500 and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.


                                               NOTES TO SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, these securities amounted to $1,220,615; $54,212; $515,122; and $8,669,259 or 0.3%, 0.4%, 4.3%, and 4.1%
    of net assets for the International Equity, Europe Equity, Emerging Markets and Income Funds, respectively. These securities have been determined to be liquid using guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and sub-advisor.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) At September 30, 2000, all or a portion of this security was pledged to cover collateral requirements for futures, options and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at September 30, 2000.

(j) All or a portion of security out on loan.

(k) At September 30, 2000, GEAM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.

(l) Security purchased with collateral from securities lending.

(m) Treasury Inflation Protected Security. Principal amount has been adjusted for inflation.


ABBREVIATIONS:
ADR      --    American Depositary Receipt
FDR      --    Finnish Depositary Receipt
GDR      --    Global Depositary Receipt
Regd.    --    Registered
REMIC    --    Real Estate Mortgage Investment Conduit
SDR      --    Swedish Depositary Receipt
STRIPS   --    Separate Trading of Registered Interest
                and Principal of Security


FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
------------------------------------------------------------------------------------------------------------------------------------

                                                                U.S.                               S&P 500                 VALUE
                                                               EQUITY                               INDEX                  EQUITY
                                                                FUND                                 FUND                   FUND

                                                    9/30/00   9/30/99    9/30/98      9/30/00      9/30/99     9/30/98    9/30/00
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                         --         --     11/25/97        --          --       11/25/97     2/2/00

Net asset value, beginning of period ............. $  13.19   $  10.62   $  10.00     $  13.74     $ 10.85     $ 10.00    $  10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .........................     0.10       0.11       0.11         0.15        0.18        0.14        0.04
   Net realized and unrealized gains (losses)
      on investments .............................     1.53       2.84       0.52         1.73        2.88        0.72        0.35
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...     1.63       2.95       0.63         1.88         3.06       0.86        0.39
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .........................     0.09       0.13       0.01         0.18        0.17        0.01       --
   Net realized gains ............................     0.83       0.25       --           0.27       --          --          --
   Return of capital .............................     --         --         --           0.00(c)    --          --          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..............................     0.92       0.38       0.01         0.45        0.17        0.01       --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................... $  13.90   $  13.19   $  10.62     $  15.17     $  13.74    $ 10.85    $  10.39
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .................................    12.70%     28.27%      6.28%       13.83%      28.41%       8.63%       3.90%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...... $269,728   $160,980   $114,553     $131,458     $26,359     $20,186    $105,754
   Ratios to average net assets:
      Net investment income* .....................     0.90%      0.92%      1.21%        1.14%       1.35%       1.57%       1.14%
      Expenses* ..................................     0.38%      0.41%      0.42%        0.15%       0.15%       0.15%       0.47%
      Portfolio turnover rate ....................       48%        45%        29%          44%          7%          1%         26%

----------------
See Notes to Financial Highlights and Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------------
                                             MID-CAP
               MID-CAP                        VALUE                       SMALL-CAP                        INTERNATIONAL
               GROWTH                        EQUITY                     VALUE EQUITY                          EQUITY
                FUND                          FUND                          FUND                               FUND

    9/30/00    9/30/99   9/30/98      9/30/00    9/30/99        9/30/00   9/30/99    9/30/98      9/30/00   9/30/99    9/30/98
------------------------------------------------------------------------------------------------------------------------------------
      --       --        11/25/97       --       12/31/98         --        --        8/3/98         --        --      11/25/97

    $ 10.16    $  8.87   $ 10.00      $  9.91    $  10.00       $ 10.12   $  8.91     $10.00      $  12.49  $  10.06   $  10.00

       0.10       0.05      0.04         0.10        0.08          0.03      0.01       0.02          0.13      0.09       0.14(b)

       3.34       1.29     (1.16)        0.92       (0.17)         2.80      1.23      (1.11)         1.33      2.81      (0.07)(b)
------------------------------------------------------------------------------------------------------------------------------------
       3.44       1.34     (1.12)        1.02       (0.09)         2.83      1.24      (1.09)         1.46      2.90       0.07
------------------------------------------------------------------------------------------------------------------------------------

       0.06       0.05      0.01         0.11          --          0.02      0.03         --          0.08      0.12       0.01
         --         --        --           --          --          0.30        --         --          0.41      0.35         --
         --         --        --           --          --            --        --         --            --        --         --
------------------------------------------------------------------------------------------------------------------------------------
       0.06       0.05      0.01         0.11       --             0.32      0.03         --          0.49      0.47       0.01
------------------------------------------------------------------------------------------------------------------------------------
    $ 13.54    $ 10.16   $  8.87      $ 10.82     $  9.91       $ 12.63   $ 10.12     $ 8.91      $  13.46 $   12.49   $  10.06
------------------------------------------------------------------------------------------------------------------------------------

      33.97%     15.19%   (11.25%)      10.36%      (0.90%)       28.51%    13.98%    (10.90%)       11.62%    29.50%      0.66%


    $21,420    $15,313   $13,208      $13,235     $10,182       $19,103   $10,287     $9,056      $394,852  $197,974   $114,414

       0.84%      0.53%     0.53%        1.05%       1.00%         0.30%     0.13%      1.68%         1.16%     0.99%      1.72%
       0.55%      0.55%     0.55%        0.65%       0.65%         0.70%     0.70%      0.70%         0.58%     0.62%      0.64%
         48%        52%       14%          39%         18%          231%      216%        19%           59%       50%        53%



----------------
See Notes to Financial Highlights and Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     PREMIER
                                                               EUROPE                      EMERGING                  GROWTH
                                                               EQUITY                       MARKETS                  EQUITY
                                                                FUND                         FUND                     FUND

                                                        9/30/00     9/30/99    9/30/00      9/30/99    9/30/98       9/30/00
--------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE .......................................       --     1/29/99         --           --   11/25/97      10/29/99

Net asset value, beginning of period .................  $  9.97     $ 10.00    $ 11.47       $ 6.78    $10.00        $ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) ......................     0.12        0.11      (0.02)        0.01      0.07           0.03
   Net realized and unrealized gains (losses)
      on investments .................................     2.84       (0.14)      1.91         4.70     (3.26)          1.43
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......     2.96       (0.03)      1.89         4.71     (3.19)          1.46
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................     0.10          --       0.01         0.01      0.03           0.01
   Net realized gains ................................       --          --         --           --        --             --
   Return of capital .................................       --          --         --         0.01        --             --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................     0.10          --       0.01         0.02      0.03           0.01
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .......................  $ 12.83     $  9.97    $ 13.35       $11.47    $ 6.78        $ 11.45
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (A) .....................................    29.76%      (0.30%)    16.56%       69.62%   (31.96%)        14.62%


RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........  $13,324     $10,080    $11,989       $8,592    $5,063        $47,926
   Ratios to average net assets:
      Net investment income (loss)* ..................     0.88%       1.78%     (0.14%)       0.12%     0.82%          0.29%
      Expenses* ......................................     0.75%       0.75%      1.05%        1.05%     1.05%          0.52%
      Portfolio turnover rate ........................       74%         49%        58%          79%       77%            18%


----------------
See Notes to Financial Highlights and Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------------------------
 PREMIER            PREMIER
RESEARCH         INTERNATIONAL                                              STRATEGIC                      MONEY
 EQUITY             EQUITY                       INCOME                    INVESTMENT                     MARKET
  FUND              FUND                          FUND                        FUND                         FUND

9/30/00            9/30/00         9/30/00       9/30/99    9/30/98         9/30/00       9/30/00        9/30/99     9/30/98
------------------------------------------------------------------------------------------------------------------------------

 4/28/00           4/28/00               --           --    11/21/97        10/29/99           --             --     12/2/97

 $ 10.00            $10.00         $   9.57      $ 10.39    $ 10.00          $10.00        $ 1.00         $ 1.00      $ 1.00

    0.03              0.07             0.62         0.55       0.51            0.25          0.06           0.05        0.04

   (0.11)            (1.38)           (0.02)(b)    (0.62)      0.39            0.77            --             --          --
------------------------------------------------------------------------------------------------------------------------------
   (0.08)            (1.31)            0.60        (0.07)      0.90            1.02          0.06           0.05        0.04
------------------------------------------------------------------------------------------------------------------------------

      --                --             0.62         0.57       0.51            0.05          0.06           0.05        0.04
      --                --               --         0.18         --              --            --             --          --
      --                --               --           --         --              --            --             --          --
------------------------------------------------------------------------------------------------------------------------------
      --                --             0.62         0.75       0.51            0.05          0.06           0.05        0.04
------------------------------------------------------------------------------------------------------------------------------
  $  .92            $ 8.69         $   9.55      $  9.57    $ 10.39          $10.97        $ 1.00         $ 1.00      $ 1.00
------------------------------------------------------------------------------------------------------------------------------

   (0.80%)          (13.10%)           6.61%       (0.72%)     9.21%          10.24%         6.02%          4.92%       4.53%



  $9,931            $8,712         $210,540      $95,381    $71,444          $7,644        $6,793         $5,736      $7,012

    0.65%             1.74%            6.65%        5.80%      5.81%           2.56%         5.95%          4.81%       5.33%
    0.55%             0.75%            0.26%        0.30%      0.31%           0.45%         0.25%          0.25%       0.25%
      25%               29%             234%         227%       323%             65%          N/A            N/A         N/A



---------------
NOTES TO FINANCIAL HIGHLIGHTS

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions. Periods less than one year are not annualized.

(b) As a result of the timing of purchases and sales of Fund shares, per share amounts do not accord with aggregate amounts appearing in Statement of Changes.

(c) Less than $0.01 per share.

*   Annualized for periods less than one year.




----------------
See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------------------

                                                                                       U.S.                    S&P 500
                                                                                      EQUITY                   INDEX
                                                                                       FUND                     FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost
      $237,413,920; $124,244,893; $101,025,185;
      $16,263,664; $10,282,554; $16,273,812; and
      $392,421,628, respectively) .........................................       $260,846,349              $128,846,894
   Short-term investments (at amortized cost) .............................          9,226,776                 2,552,057
   Cash ...................................................................              2,011                        --
   Foreign currency (cost $0; $0; $695; $0; $0; $0
      and $1,483,108, respectively) .......................................                 --                        --
   Receivable for investments sold ........................................          1,243,339                     1,872
   Income receivables .....................................................            219,399                   120,666
   Receivable for fund shares sold ........................................              4,363                        --
------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................        271,542,237               131,521,489
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Due to custodian .......................................................                 --                        --
   Options written, at market* ............................................                 --                        --
   Payable for investments purchased ......................................          1,203,191                        --
   Payable for fund shares redeemed .......................................            502,147                        --
   Payable to GEAM ........................................................             75,133                    24,576
   Variation margin payable ...............................................             33,450                    39,025
------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................          1,813,921                    63,601
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................       $269,728,316              $131,457,888
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................................       $227,060,908              $116,857,246
   Undistributed (overdistributed) net investment income ..................          1,792,382                   955,115
   Accumulated net realized gain (loss) ...................................         17,554,336                 9,165,939
   Net unrealized appreciation (depreciation) on:
      Investments .........................................................         23,432,429                 4,602,001
      Futures .............................................................           (111,609)                 (122,413)
      Written options .....................................................                 --                        --
      Foreign currency related transactions ...............................               (130)                       --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................       $269,728,316              $131,457,888
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($.001 par value) ......................................         19,406,749                 8,667,889
Net asset value, offering and redemption price per share ..................             $13.90                    $15.17


*Premiums received for the Small-Cap Value Equity Fund were $6,272 (see Note 7).


-------------
See Notes to Financial statements.


-------------------------------------------------------------------------------------------------------------------------

      VALUE                     MID-CAP                  MID-CAP                  SMALL-CAP               INTERNATIONAL
     EQUITY                     GROWTH                VALUE EQUITY              VALUE EQUITY                 EQUITY
      FUND                       FUND                     FUND                      FUND                      FUND
-------------------------------------------------------------------------------------------------------------------------




   $101,498,636              $19,589,466               $10,746,757               $18,182,608             $376,161,089
      4,276,361                2,587,657                 2,471,250                 1,983,167               16,213,862
             --                       --                        --                        --                   30,738

            652                       --                        --                        --                1,482,996
         75,041                  398,853                        --                   251,196                4,268,820
        103,386                   32,354                    24,020                    21,476                  935,720
          2,041                       --                        --                        --                2,371,894
-------------------------------------------------------------------------------------------------------------------------
    105,956,117               22,608,330                13,242,027                20,438,447              401,465,119
-------------------------------------------------------------------------------------------------------------------------

            191                       --                        --                        --                       --
             --                       --                        --                     5,400                       --
        142,033                1,179,773                        --                 1,319,610                6,389,333
             --                       --                        --                        --                   30,738
         37,509                    8,783                     7,066                    10,879                  193,066
         22,300                       --                        --                        --                       --
-------------------------------------------------------------------------------------------------------------------------
        202,033                1,188,556                     7,066                 1,335,889                6,613,137
-------------------------------------------------------------------------------------------------------------------------
   $105,754,084              $21,419,774               $13,234,961               $19,102,558             $394,851,982
-------------------------------------------------------------------------------------------------------------------------

   $105,176,684              $16,148,519               $12,426,500               $15,734,194             $372,271,785
        384,367                  136,602                    78,836                    35,365                2,897,251
       (233,947)               1,808,851                   265,422                 1,423,331               35,984,686

        473,451                3,325,802                   464,203                 1,908,796              (16,260,539)
        (46,400)                      --                        --                        --                       --
             --                       --                        --                       872                       --
            (71)                      --                        --                        --                  (41,201)
-------------------------------------------------------------------------------------------------------------------------
   $105,754,084              $21,419,774               $13,234,961               $19,102,558             $394,851,982
-------------------------------------------------------------------------------------------------------------------------
     10,178,164                1,581,530                 1,223,722                 1,512,192               29,332,601
         $10.39                   $13.54                    $10.82                    $12.63                   $13.46



STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
-------------------------------------------------------------------------------------------------------------------------------


                                                                                      EUROPE                  EMERGING
                                                                                      EQUITY                   MARKETS
                                                                                       FUND                     FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost
      $13,294,011; $10,139,129; $45,926,912;
      $9,932,202; $9,466,588; $221,919,252;
      $7,011,580; and $0, respectively) ...................................        $13,048,876              $11,234,606
   Short-term investments (at amortized cost) .............................            370,729                  638,222
   Cash ...................................................................                 --                       --
   Foreign currency (cost $141,361; $94,198;
      $0; $0; $43,426; $0; $10,056; and $0, respectively) .................            141,759                   93,548
   Receivable for investments sold ........................................             43,043                  100,907
   Income receivables .....................................................             36,383                    8,536
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ........................................................         13,640,790               12,075,819
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ..................................                 --                       --
   Payable on forward foreign currency contracts ..........................                 --                       --
   Payable upon return of securities loaned ...............................                 --                       --
   Payable for investments purchased ......................................            308,623                   75,576
   Payable for fund shares redeemed .......................................                 --                       --
   Payable to GEAM ........................................................              8,362                   10,981
   Variation margin payable ...............................................                 --                       --
   Payable to Custodian ...................................................                 --                       --
-------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ...................................................            316,985                   86,557
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................        $13,323,805              $11,989,262
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ........................................................        $10,486,254               $9,493,091
   Undistributed (overdistributed) net investment income ..................             70,225                    4,747
   Accumulated net realized gain (loss) ...................................          3,016,287                1,396,616
   Net unrealized appreciation (depreciation) on:
      Investments .........................................................           (245,135)               1,095,477
      Futures .............................................................                 --                       --
      Foreign currency related transactions ...............................             (3,826)                    (669)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ................................................................        $13,323,805              $11,989,262
-------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($.001 par value) ......................................          1,038,665                  897,788
Net asset value, offering and redemption price per share ..................             $12.83                   $13.35





------------
See Notes to Financial statements.


-------------------------------------------------------------------------------------------------------------------------------

         PREMIER              PREMIER               PREMIER
         GROWTH               RESEARCH            INTERNATIONAL                                STRATEGIC              MONEY
         EQUITY                EQUITY                EQUITY               INCOME              INVESTMENT             MARKET
          FUND                  FUND                  FUND                 FUND                  FUND                 FUND
-------------------------------------------------------------------------------------------------------------------------------




     $45,582,103              $9,738,201             $8,571,796        $222,661,963          $7,344,080            $       --
       2,338,988                 160,910                 82,174          47,363,212             240,920             6,772,631
              --                      --                     --                  --                  --                 6,118

              --                      --                 43,131                  --              10,051                    --
              --                 303,319                     --           7,528,984               4,215                    --
          29,758                   7,337                 20,499           2,664,929              49,250                21,567
-------------------------------------------------------------------------------------------------------------------------------
      47,950,849              10,209,767              8,717,600         280,219,088           7,648,516             6,800,316
-------------------------------------------------------------------------------------------------------------------------------

              --                      --                     --             214,000                  --                 5,393
              --                      --                     --                  --                  --                    --
              --                      --                     --          31,826,992                  --                    --
              --                 274,483                     --          30,802,040               1,565                    --
              --                      --                     --              90,000                  --                    --
          19,435                   4,644                  5,504              38,323               2,897                 1,426
           5,575                      --                     --                  --                  --                    --
              --                      --                     --           6,707,695                  --                    --
-------------------------------------------------------------------------------------------------------------------------------
          25,010                 279,127                  5,504          69,679,050               4,462                 6,819
-------------------------------------------------------------------------------------------------------------------------------
     $47,925,839              $9,930,640             $8,712,096        $210,540,038          $7,644,054            $6,793,497
-------------------------------------------------------------------------------------------------------------------------------

      47,064,078             $10,010,062            $10,030,173        $212,446,569          $6,922,460            $6,793,529
          67,354                  27,498                122,160             237,386             142,218                    39
       1,153,291                  87,081               (545,057)         (2,886,628)            246,919                   (71)

        (344,809)               (194,001)              (894,792)            742,711             332,500                    --
         (14,075)                     --                     --                  --                  --                    --
              --                      --                   (388)                 --                 (43)                   --
-------------------------------------------------------------------------------------------------------------------------------
     $47,925,839              $9,930,640             $8,712,096        $210,540,038          $7,644,054            $6,793,497
-------------------------------------------------------------------------------------------------------------------------------
       4,184,303               1,001,117              1,002,933          22,048,258             696,767             6,793,529
          $11.45                   $9.92                  $8.69               $9.55              $10.97                 $1.00



STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------------------

                                                                                       U.S.                    S&P 500
                                                                                      EQUITY                   INDEX
                                                                                       FUND                     FUND
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   INCOME:
      Dividends ...........................................................   $   2,877,391                $1,024,077
      Interest ............................................................         396,867                   162,684
      Less: Foreign taxes withheld ........................................         (13,280)                   (6,484)
------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ...........................................................       3,260,978                 1,180,277
------------------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administration fees ....................................         967,707                   137,467
      Trustees' fees ......................................................           6,239                       900
------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES .........................................................         973,946                   138,367
------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ..................................................       2,287,032                 1,041,910
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
         REALIZED GAIN (LOSS) ON:
            Investments ...................................................      19,950,600                 9,057,580
            Futures .......................................................         256,618                   119,976
            Written options ...............................................              --                        --
            Foreign currency related
               transactions ...............................................             298                        --
         INCREASE (DECREASE) IN UNREALIZED
         APPRECIATION/DEPRECIATION ON:
            Investments ...................................................       2,391,758                (1,366,846)
            Futures .......................................................         (73,046)                  (94,913)
            Written options ...............................................              --                        --
            Foreign currency related transactions .........................            (125)                       --
------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments .................      22,526,103                 7,715,797
------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...........................................     $24,813,135                $8,757,707
------------------------------------------------------------------------------------------------------------------------------

*     For the period February 2, 2000 (inception) through September 30, 2000.



-------------
See Notes to Financial statements.



-------------------------------------------------------------------------------------------------------------------------------

            VALUE                     MID-CAP                  MID-CAP                  SMALL-CAP               INTERNATIONAL
           EQUITY                     GROWTH                VALUE EQUITY              VALUE EQUITY                 EQUITY
            FUND*                      FUND                     FUND                      FUND                      FUND
-------------------------------------------------------------------------------------------------------------------------------



          $422,628                $   107,397                $   153,901             $    109,323               $   5,905,625
           121,572                    166,089                     32,624                   44,349                     843,539
            (2,524)                      (796)                      (579)                      --                    (836,611)
-------------------------------------------------------------------------------------------------------------------------------
           541,676                    272,690                    185,946                  153,672                   5,912,553
-------------------------------------------------------------------------------------------------------------------------------


           157,866                    107,862                     70,917                  106,940                   1,963,052
               106                        524                        342                      346                       7,021
-------------------------------------------------------------------------------------------------------------------------------
           157,972                    108,386                     71,259                  107,286                   1,970,073
-------------------------------------------------------------------------------------------------------------------------------
           383,704                    164,304                    114,687                   46,386                   3,942,480



           (99,322)                 2,188,637                    370,386                1,643,553                  37,656,177
          (134,625)                    87,870                         --                       --                          --
                --                         --                         --                  103,142                          --

               663                         --                         --                       --                    (752,714)


           473,451                  2,936,777                    568,673                1,617,301                 (27,753,394)
           (46,400)                    14,151                         --                       --                          --
                --                         --                         --                      872                          --
               (71)                        --                         --                       --                     (47,442)
-------------------------------------------------------------------------------------------------------------------------------
           193,696                  5,227,435                    939,059                3,364,868                   9,102,627
-------------------------------------------------------------------------------------------------------------------------------

          $577,400                 $5,391,739                 $1,053,746               $3,411,254                 $13,045,107
-------------------------------------------------------------------------------------------------------------------------------



STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------------------------------------------------------


                                                                                      EUROPE                  EMERGING
                                                                                      EQUITY                   MARKETS
                                                                                       FUND                     FUND
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   INCOME:
      Dividends ...........................................................          $233,062                  $98,636
      Interest*** .........................................................            23,835                   26,461
      Less: Foreign taxes withheld ........................................           (35,266)                 (10,224)
------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME ...........................................................           221,631                  114,873
------------------------------------------------------------------------------------------------------------------------------

   EXPENSES:
      Advisory and administration fees ....................................           101,813                  132,909
      Trustees' fees ......................................................               343                      308
------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES .........................................................           102,156                  133,217
------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS) ...........................................           119,475                  (18,344)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
         REALIZED GAIN (LOSS) ON:
            Investments ...................................................         3,079,680                2,047,708
            Futures .......................................................                --                       --
            Written options ...............................................                --                    1,404
            Foreign currency related
               transactions ...............................................           (21,152)                 (16,659)
            Swaps .........................................................                --                       --
         INCREASE (DECREASE) IN UNREALIZED
         APPRECIATION/DEPRECIATION ON:
            Investments ...................................................          (205,235)                (695,472)
            Futures .......................................................                --                       --
            Foreign currency related transactions .........................            (4,695)                   1,634
------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments .................         2,848,598                1,338,615
------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ...........................................        $2,968,073               $1,320,271
------------------------------------------------------------------------------------------------------------------------------


*   For the period October 29, 1999 (inception) through September 30, 2000.
**  For the period April 28, 2000 (inception) through September 30, 2000.
*** Income attributable to security lending activity, net of rebate expenses, for the GE Institutional Income
    Fund was $50,695.



--------------
See Notes to Financial statements.



-------------------------------------------------------------------------------------------------------------------------------

         PREMIER              PREMIER               PREMIER
         GROWTH               RESEARCH            INTERNATIONAL                                STRATEGIC              MONEY
         EQUITY                EQUITY                EQUITY               INCOME              INVESTMENT             MARKET
          FUND*                FUND**                FUND**                FUND                 FUND*                 FUND
-------------------------------------------------------------------------------------------------------------------------------



       $  102,069            $  39,123             $     86,751         $  49,130              $ 41,649                 $  --
           89,199               11,880                   23,799        10,579,483               177,413               267,448
             (372)                 (19)                  (9,300)               --                (2,181)                   --
-------------------------------------------------------------------------------------------------------------------------------
          190,896               50,984                  101,250        10,628,613               216,881               267,448
-------------------------------------------------------------------------------------------------------------------------------


          122,701               23,414                   30,504           395,242                32,446                10,784
              293                   72                       72             3,336                   197                   173
-------------------------------------------------------------------------------------------------------------------------------
          122,994               23,486                   30,576           398,578                32,643                10,957
-------------------------------------------------------------------------------------------------------------------------------
           67,902               27,498                   70,674        10,230,035               184,238               256,491
-------------------------------------------------------------------------------------------------------------------------------



        1,238,801               87,081                 (545,057)       (1,893,218)              246,919                   (44)
          (75,058)                  --                       --           (49,693)                   --                    --
               --                   --                       --             1,770                    --                    --

               --                   --                   51,486                --                 2,980                    --
               --                   --                       --           105,016                    --                    --


         (344,809)            (194,001)                (894,792)        3,239,890               332,500                    --
          (14,075)                  --                       --                --                    --                    --
               --                   --                     (388)               --                   (43)                   --
-------------------------------------------------------------------------------------------------------------------------------
          804,859             (106,920)              (1,388,751)        1,403,765               582,356                   (44)
-------------------------------------------------------------------------------------------------------------------------------

       $  872,761            $ (79,422)             $(1,318,077)      $11,633,800              $766,594              $256,447
-------------------------------------------------------------------------------------------------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

                                                               U.S.                           S&P 500                  VALUE
                                                              EQUITY                          INDEX                   EQUITY
                                                               FUND                            FUND                    FUND
---------------------------------------------------------------------------------------------------------------------------------

                                                        YEAR          YEAR              YEAR           YEAR            PERIOD
                                                        ENDED         ENDED             ENDED          ENDED            ENDED
                                                       9/30/00       9/30/99           9/30/00        9/30/99        9/30/00(A)
---------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income .......................$  2,287,032   $  1,339,135      $  1,041,910    $   344,103    $    383,704
     Net realized gain (loss) on investments,
       futures, written options, swaps and
       foreign currency related transactions .....  20,207,516     11,323,757         9,177,556        603,902        (233,284)
     Net increase (decrease) in unrealized
       appreciation/ depreciation on investments,
       futures, written options, swaps and foreign
       currency related transactions .............   2,318,587     19,711,100        (1,461,759)     4,751,833         426,980
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .....  24,813,135     32,373,992         8,757,707       5,699,838        577,400
---------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .......................  (1,547,799)    (1,388,813)         (357,000)      (320,568)             --
     Net realized gains .......................... (13,714,925)    (2,679,706)         (534,955)            --              --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ........................... (15,262,724)    (4,068,519)         (891,955)      (320,568)             --
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ................   9,550,411     28,305,473         7,865,752      5,379,270         577,400
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ................ 117,265,348     22,447,898       114,698,208        500,000     182,932,294
     Value of distributions reinvested ...........  15,262,919      4,068,514           891,957        320,568              --
     Cost of shares redeemed ..................... (33,330,182)    (8,394,578)      (18,357,443)       (26,849)    (77,755,610)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase(decrease)from share
        transactions .............................  99,198,085     18,121,834        97,232,722        793,719     105,176,684
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ....... 108,748,496     46,427,307       105,098,474      6,172,989     105,754,084
NET ASSETS
   Beginning of period ........................... 160,979,820    114,552,513        26,359,414     20,186,425              --
---------------------------------------------------------------------------------------------------------------------------------
   End of period .................................$269,728,316   $160,979,820      $131,457,888    $26,359,414    $105,754,084
---------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF PERIOD ..............$  1,792,084   $  1,052,851      $    955,115    $   270,205    $    383,704
---------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES:
     Shares sold by subscription .................   8,542,701      1,718,638         7,875,834         34,868      17,406,398
     Issued for distributions reinvested .........   1,143,290        349,529            60,884         26,105              --
     Shares redeemed .............................  (2,483,971)      (650,568)       (1,187,590)        (1,902)     (7,228,235)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ...........   7,202,020      1,417,599         6,749,128         59,071      10,178,163
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period February 2, 2000 (inception) through September 30, 2000.

(b) For the period December 31, 1998 (inception) through September 30, 1999.



-------------
See Notes to  Financial statements.


------------------------------------------------------------------------------------------------------------------------------------
                                              MID-CAP
               MID-CAP                         VALUE                          SMALL-CAP                      INTERNATIONAL
               GROWTH                         EQUITY                        VALUE EQUITY                        EQUITY
                FUND                           FUND                             FUND                             FUND
------------------------------------------------------------------------------------------------------------------------------------
         YEAR          YEAR             YEAR         PERIOD              YEAR           YEAR               YEAR           YEAR
         ENDED         ENDED            ENDED         ENDED              ENDED          ENDED              ENDED          ENDED
        9/30/00       9/30/99          9/30/00     9/30/99(B)           9/30/00        9/30/99            9/30/00        9/30/99
------------------------------------------------------------------------------------------------------------------------------------



   $   164,304    $    82,290      $   114,687    $    79,149        $    46,386    $    12,735       $  3,942,480   $  1,468,999


     2,276,507        157,720          370,386       (104,964)         1,746,695        196,098         36,903,463      5,581,781



     2,950,928      1,764,331          568,673       (104,470)         1,618,173      1,051,365        (27,800,836)    26,399,950
------------------------------------------------------------------------------------------------------------------------------------
     5,391,739      2,004,341        1,053,746       (130,285)         3,411,254       1,260,198        13,045,107     33,450,730

       (93,000)       (80,475)        (115,000)            --            (22,210)       (33,674)        (1,398,016)    (1,386,768)
            --             --               --             --           (303,654)            --         (7,534,112)    (4,011,536)
------------------------------------------------------------------------------------------------------------------------------------
       (93,000)       (80,475)        (115,000)            --           (325,864)       (33,674)        (8,932,128)    (5,398,304)
------------------------------------------------------------------------------------------------------------------------------------

     5,298,739      1,923,866          938,746       (130,285)         3,085,390      1,226,524          4,112,979     28,052,426

       726,189        100,002        1,999,322     33,107,697         54,823,199     20,948,085        251,912,186     63,250,137
        93,000         80,475          115,003             --            325,869         33,670          8,932,087      5,398,304
       (10,995)            --              (24)   (22,795,498)       (49,418,824)   (20,977,821)       (68,079,449)   (13,140,485)
------------------------------------------------------------------------------------------------------------------------------------

       808,194        180,477        2,114,301     10,312,199          5,730,244          3,934        192,764,824     55,507,956
     6,106,933      2,104,343        3,053,047     10,181,914          8,815,634      1,230,458        196,877,803     83,560,382

    15,312,841     13,208,498       10,181,914             --         10,286,924      9,056,466        197,974,179    114,413,797
------------------------------------------------------------------------------------------------------------------------------------
   $21,419,774    $15,312,841      $13,234,961    $10,181,914        $19,102,558    $10,286,924       $394,851,982   $197,974,179
------------------------------------------------------------------------------------------------------------------------------------

   $   130,397    $    59,093      $    78,836    $    79,149        $    35,641    $    11,465       $  3,638,817   $  1,094,353
------------------------------------------------------------------------------------------------------------------------------------

        67,441          8,795          184,995      3,042,924          4,620,024      2,029,729         17,563,538      5,068,474
         8,201          8,427           11,079             --             30,173          3,609            655,807        489,869
          (818)            --               (2)    (2,015,274)        (4,154,705)    (2,032,645)        (4,741,517)    (1,081,713)
------------------------------------------------------------------------------------------------------------------------------------
        74,824         17,222          196,072      1,027,650            495,492            693         13,477,828      4,476,630
------------------------------------------------------------------------------------------------------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                             EUROPE                        EMERGING                  PREMIER
                                                             EQUITY                         MARKETS               GROWTH EQUITY
                                                              FUND                           FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                       YEAR          PERIOD            YEAR          YEAR            PERIOD
                                                       ENDED          ENDED            ENDED         ENDED           ENDED
                                                      9/30/00      9/30/99(B)         9/30/00       9/30/99        9/30/00(A)
---------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income (loss) ............... $   119,475     $   116,193     $   (18,344)   $    8,272       $    67,902
     Net realized gain (loss) on investments,
       futures, written options, swaps and
       foreign currency related transactions ....   3,058,528        (107,528)      2,032,453      (570,834)        1,163,743
     Net increase (decrease) in unrealized
       appreciation/depreciation on investments,
       futures, written options, swaps and
       foreign currency related transactions ....    (209,930)        (39,031)       (693,838)    4,091,375          (358,884)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ....   2,968,073         (30,366)      1,320,271     3,528,813           872,761
---------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ......................    (100,156)             --          (8,580)       (8,870)          (11,000)
     Return of capital ..........................          --              --              --        (6,199)               --
     Net realized gains .........................          --              --              --            --                --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ..........................    (100,156)             --          (8,580)      (15,069)          (11,000)
---------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ...............   2,867,917         (30,366)      1,311,691     3,513,744           861,761
---------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...............  81,861,663      20,540,050       2,224,602            --        50,595,324
     Value of distributions reinvested ..........     100,156              --           8,578        15,068            11,119
     Cost of shares redeemed                      (81,585,615)    (10,430,000)       (147,757)           --        (3,542,365)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase(decrease) from share
       transactions .............................     376,204      10,110,050       2,085,423        15,068        47,064,078
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ......   3,244,121      10,079,684       3,397,114     3,528,812        47,925,839
NET ASSETS
   Beginning of period ..........................  10,079,684              --       8,592,148     5,063,336                --
---------------------------------------------------------------------------------------------------------------------------------
   End of period ................................ $13,323,805     $10,079,684     $11,989,262    $8,592,148       $47,925,839
---------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF PERIOD ............. $   91,377      $    72,058     $   (41,080)   $  (14,156)      $    56,902
---------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES:
     Shares sold by subscription ................   6,140,706       2,010,552         156,438            --         4,491,528
     Issued for distributions reinvested ........       8,466              --             583         1,957             1,027
     Shares redeemed ............................  (6,121,059)     (1,000,000)         (8,237)           --          (308,252)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ..........      28,113       1,010,552         148,784         1,957         4,184,303
---------------------------------------------------------------------------------------------------------------------------------

(a) For the period October 29, 1999 (inception) through September 30, 2000.
(b) For the period January 29, 1999 (inception) through September 30, 1999.
(c) For the period April 28, 2000 (inception) through September 30, 2000.




--------------
See Notes to Financial statements.


---------------------------------------------------------------------------------------------------------------------------------
      PREMIER           PREMIER                                              STRATEGIC                       MONEY
     RESEARCH        INTERNATIONAL                   INCOME                 INVESTMENT                      MARKET
    EQUITY FUND       EQUITY FUND                     FUND                     FUND                          FUND
---------------------------------------------------------------------------------------------------------------------------------
      PERIOD            PERIOD                 YEAR           YEAR             PERIOD                YEAR           YEAR
       ENDED             ENDED                 ENDED          ENDED             ENDED                ENDED          ENDED
    9/30/00(C)        9/30/00(C)              9/30/00        9/30/99         9/30/00(A)             9/30/00        9/30/99
---------------------------------------------------------------------------------------------------------------------------------
    $   27,498       $     70,674        $ 10,230,035     $ 4,402,558      $   184,238            $   256,491       $  332,821


        87,081           (493,571)         (1,836,125)       (632,492)         249,899                    (44)             (27)



      (194,001)          (895,180)          3,239,890      (4,143,419)         332,457                     --               --
---------------------------------------------------------------------------------------------------------------------------------
       (79,422)         (1,318,077)        11,633,800        (373,353)         766,594                256,447          332,794

            --                 --         (10,343,294)     (4,410,028)         (45,000)              (256,450)        (332,862)
            --                 --                  --              --               --                     --               --
            --                 --                  --      (1,229,810)              --                     --               --
---------------------------------------------------------------------------------------------------------------------------------
            --                 --         (10,343,294)     (5,639,838)         (45,000)              (256,450)        (332,862)
---------------------------------------------------------------------------------------------------------------------------------

       (79,422)        (1,318,077)          1,290,506      (6,013,191)         721,594                     (3)             (68)

    30,881,763         30,620,452         117,547,050      24,422,296        9,637,176              7,630,362               --
            --                 --          10,193,539       5,608,108           44,996                250,362          332,504
   (20,871,701)       (20,590,279)        (13,872,406)        (80,000)      (2,759,712)            (6,823,301)      (1,698,585)
---------------------------------------------------------------------------------------------------------------------------------

    10,010,062         10,030,173         113,868,183      29,950,404        6,922,460              1,057,423       (1,366,081)
     9,930,640          8,712,096         115,158,689      23,937,213        7,644,054              1,057,420       (1,366,149)

            --                 --          95,381,349      71,444,136               --              5,736,077        7,102,226
---------------------------------------------------------------------------------------------------------------------------------
    $9,930,640       $  8,712,096        $210,540,038     $95,381,349      $ 7,644,054            $ 6,793,497       $5,736,077
---------------------------------------------------------------------------------------------------------------------------------

    $   27,498       $     70,674        $    (19,301)    $   (11,058)     $   139,238            $        39       $       (2)
---------------------------------------------------------------------------------------------------------------------------------

     3,001,279          3,002,960          12,470,867       2,536,572          952,075              7,630,362              --
            --                 --           1,080,804         565,769            4,373                250,362          332,504
    (2,000,162)        (2,000,027)         (1,474,611)         (8,359)        (259,681)            (6,823,301)      (1,698,585)
---------------------------------------------------------------------------------------------------------------------------------
     1,001,117         (1,002,933)         12,077,060       3,093,982          696,767              1,057,423       (1,366,081)
---------------------------------------------------------------------------------------------------------------------------------


                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of seventeen investment funds (each a "Fund" and collectively the "Funds") although only the following fifteen are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Mid-Cap Growth Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Europe Equity Fund, Emerging Markets Fund, Premier Growth Equity Fund, Premier Research Equity Fund, Premier International Equity Fund, Income Fund, Strategic Investment Fund and Money Market Fund. The Funds (except Money Market Fund) are presently authorized to issue two classes of shares --- the Investment Class and the Service Class. However, as of September 30, 2000, only the Investment Class has investors. The Trust expects that most of the time each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

GE Investment Management Incorporated, the Funds' investment advisor and a wholly owned subsidiary of General Electric Company, changed its name to GE Asset Management Incorporated ("GEAM") effective January 28, 2000.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:


SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.


REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.


SECURITY LENDING

Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to earn interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------


FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in market prices of securities during the period. Such fluctuations are included in net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.


FUTURES CONTRACTS

Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.


OPTIONS

Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.


SWAP CONTRACTS

Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency exchange contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.


INVESTMENTS IN FOREIGN MARKETS

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. At September 30, 2000, the Emerging Markets Fund has recorded a deferred tax accrual of $71,727 with respect to unrealized appreciation on applicable investments in securities. This accrual is included in net realized and unrealized gain (loss) on investments in the Statements of Operations.


INCOME TAXES

The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 2000 the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

             FUND                     AMOUNT         EXPIRES
--------------------------------------------------------------------------------

Income Fund                        $1,120,061         2008
Money Market Fund                          27         2008

The Mid-Cap Growth Fund and Emerging Markets Fund utilized $475,601 and $375,590, respectively, of their capital loss carryover during the current year.

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses after October 31, 1999 as follows:

             FUND                    CURRENCY        CAPITAL
--------------------------------------------------------------------------------

Emerging Markets Fund                $ 16,149        $    --
International Equity Fund             721,810             --
Money Market Fund                          --             44
Europe Equity Fund                     17,540             --
Value Equity Fund                          --        108,615
Income Fund                                --      1,727,930
Premier Growth Equity Fund                 --         53,480
Premier International
  Equity Fund                              --        511,446

DISTRIBUTIONS TO SHAREHOLDERS

The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.


INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES The Funds pay a "unitary fee" equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).


3.   SECURITY LENDING

At September 30, 2000, the Income Fund, which is the only Fund that participated in securities lending, had loaned securities having a value, including accrued interest, of approximately $31,256,160 and received $31,826,992 in cash as collateral for loans.


4.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND  ADMINISTRATION  FEES
Compensation of GEAM for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                            BASED ON AVERAGE DAILY NET ASSETS

                           AVERAGE DAILY       ADVISORY AND
                        NET ASSETS OF FUND ADMINISTRATION FEES*
----------------------------------------------------------------
U.S. Equity Fund         First $25 million          .55%
Value Equity Fund        Next $25 million           .45%
Mid-Cap Growth Fund      Over $50 million           .35%
Premier Growth
   Equity Fund
Premier Research
   Equity Fund
----------------------------------------------------------------
S&P 500
   Index Fund            All assets                 .15%
Mid-Cap Value            First $25 million          .65%
   Equity Fund           Next $25 million           .60%
                         Over $50 million           .55%
----------------------------------------------------------------
Small-Cap Value          First $25 million          .70%
   Equity Fund           Next $25 million           .65%
                         Over $50 million           .60%
----------------------------------------------------------------

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                            BASED ON AVERAGE DAILY NET ASSETS

                           AVERAGE DAILY       ADVISORY AND
                        NET ASSETS OF FUND ADMINISTRATION FEES*
---------------------------------------------------------------
International Equity     First $25 million          .75%
   Fund                  Next $50 million           .65%
Europe Equity Fund       Over $75 million           .55%
Premier International
   Equity Fund
---------------------------------------------------------------
Emerging Markets         First $50 million         1.05%
   Fund                  Over $50 million           .95%
Income Fund              First $25 million          .35%
                         Next $25 million           .30%
                         Next $50 million           .25%
                         Over $100 million          .20%
---------------------------------------------------------------
Strategic Investment     First $25 million          .45%
   Fund                  Next $25 million           .40%
                         Over $50 million           .35%
---------------------------------------------------------------
Money Market             First $25 million          .25%
   Fund                  Next $25 million           .20%
                         Next $50 million           .15%
                         Over $100 million          .10%
---------------------------------------------------------------
* FROM TIME TO TIME, GEAM MAY WAIVE OR REIMBURSE ADVISORY OR ADMINISTRATIVE FEES PAID BY A FUND.


TRUSTEE COMPENSATION

The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees receive an annual fee of $5,000 and an additional fee of $500 per Trustees' meeting attended in person.


5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, State Street Global Advisors ("SSgA"), a division of State Street Bank and Trust Company, is the sub-adviser to the S&P 500 Index Fund; Palisade Capital Management, LLC
("Palisade") is the sub-adviser to the Small-Cap Value Equity Fund; NWQ Investment Management Company ("NWQ") is the sub-adviser to the Mid-Cap Value Equity Fund.

SSgA, Palisade and NWQ are responsible for the day-to-day portfolio management of the assets of the S&P 500 Index Fund, the Small-Cap Value Equity Fund and the Mid-Cap Value Equity Fund, respectively, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.


For their services, GEAM pays SSgA, Palisade and NWQ monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

Effective October 1, 2000, GEAM, as Investment Adviser to the Mid-Cap Value Equity Fund will assume day-to-day portfolio management responsibility from NWQ, the current Sub-Adviser to the Mid-Cap Value Equity Fund.


6.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at September 30, 2000, were as follows:

                                                      NET
                        GROSS         GROSS       UNREALIZED
                     UNREALIZED    UNREALIZED    APPRECIATION/
                    APPRECIATION  DEPRECIATION  (DEPRECIATION)
--------------------------------------------------------------
U.S. Equity Fund    $43,178,741    $19,746,312    $23,432,429
S&P 500
  Index Fund         19,436,273     14,834,272      4,602,001
Value Equity Fund     8,041,463      7,568,012        473,451
Mid-Cap
  Growth Fund         4,733,538      1,407,736      3,325,802
Mid-Cap Value
  Equity Fund         1,844,472      1,380,269        464,203
Small-Cap Value
  Equity Fund         2,536,198        627,402      1,908,796
International
  Equity Fund        28,114,864     44,375,403    (16,260,539)
Europe Equity Fund    1,507,082      1,752,217       (245,135)
Emerging Markets
  Fund                2,345,673      1,250,196      1,095,477
Premier Growth
  Equity Fund         4,076,702      4,421,511       (344,809)
Premier Research
  Equity Fund           898,513      1,092,514       (194,001)
Premier International
  Equity Fund           274,550      1,169,342       (894,792)
Income Fund           1,933,999      1,191,288        742,711
Strategic Investment
  Fund                  671,324        338,824        332,500

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at September 30, 2000.

                                NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2000
--------------------------------------------------------------------------------


7. OPTIONS
During the period ended September 30, 2000, the following option contracts were written:

                                     SMALL-CAP VALUE EQUITY FUND
                                   --------------------------------------------
                                       NUMBER
                                    OF CONTRACTS      PREMIUM
--------------------------------------------------------------------------------
Balance as of September 30, 1999          --      $       --

Written                                  578         245,706

Closed and Expired                      (437)       (192,503)

Exercised                               (105)        (46,931)
--------------------------------------------------------------------------------
Balance as of September 30, 2000          36        $  6,272
--------------------------------------------------------------------------------


8. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended September 30, 2000, were as follows:

                               PURCHASES            SALES
--------------------------------------------------------------------------------
U.S. Equity Fund            $199,692,633      $118,174,439
S&P 500 Index Fund           133,369,266        37,697,304
Value Equity Fund            114,756,711        13,632,203
Mid-Cap Growth Fund            9,301,662         8,157,239
Mid-Cap Value Equity Fund      4,040,581         4,200,606
Small-Cap Value
  Equity Fund                 39,272,253        34,097,257
International Equity Fund    362,348,990       191,400,641
Europe Equity Fund             9,869,976         9,525,257
Emerging Markets Fund          8,464,667         6,978,058
Premier Growth
    Equity Fund               49,177,805         4,489,694
Premier Research
    Equity Fund               12,310,348         2,465,228
Premier International
    Equity Fund               12,743,336         2,731,691
Income Fund                  463,069,828       350,720,759
Strategic Investment Fund     11,849,804         5,087,868

Open swap transactions held by the Funds consisted of the following as of September 30, 2000:


INCOME FUND
                                               NOTIONAL AMOUNT
Total Return Swap with Morgan
Stanley Capital Services Inc. on the
Lehman Brothers Asset Backed
Securities Index. Fund receives/
pays the positive/negative return
on the Index and pays one-month
LIBOR minus 35 basis points monthly,
expires January 31, 2001.                           $1,550,000

                                               NOTIONAL AMOUNT
Total Return Swap with Morgan
Stanley Capital Services Inc. on the
investment grade portion of the
Lehman Brothers CMBS Index.
Fund receives/pays the positive/
negative return on the Index and
pays one-month LIBOR minus 35
basis points monthly, expires
June 29, 2001.                                      $2,346,000

9. BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders, as well as the percentage of a Fund held by certain directly and indirectly owned subsidiaries of General Electric Company and their respective retirement plans ("GE Affiliates"), at September 30, 2000 are:

                              5% OR GREATER
                              SHAREHOLDERS
                            ------------------
                                       % OF      % OF FUND HELD
                            NUMBER   FUND HELD   BY GE AFFILIATES*
--------------------------------------------------------------------------------

U.S. Equity Fund                5       87%           60%
S&P 500 Index Fund              2       95%           95%
Value Equity Fund               9       93%           26%
Mid-Cap Growth Fund             3       97%           83%
Mid-Cap Value Equity Fund       2      100%           85%
Small-Cap Value Equity Fund     3      100%           89%
International Equity Fund       4       83%           56%
Europe Equity Fund              1      100%          100%
Emerging Markets Fund           4       98%           73%
Premier Growth Equity Fund      4       95%           43%
Premier Research
   Equity Fund                  1      100%          100%
Premier International
   Equity Fund                  1      100%          100%
Income Fund                     6       89%           26%
Strategic Investment Fund       1      100%          100%
Money Market Fund               5      100%           84%

Investment activities of these shareholders could have a material impact on these Funds.

* INCLUDED IN THE 5% OR GREATER SHAREHOLDERS PERCENTAGE.

                                               REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of GE Institutional Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting GE Institutional Funds (the "Trust") at September 30, 2000, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2000

                                                      TAX INFORMATION, UNAUDITED
--------------------------------------------------------------------------------

For the ordinary income distribution paid during the year ended September 30, 2000, the total amount of qualified passive income received by the Europe Equity Fund from sources within foreign countries and possessions of the United States was 0.21275 per share. The total amount of taxes paid by the Fund to such countries was 0.02494 per share.

During the year end September 30, 2000, the following Funds paid to shareholders of record on December 6, 1999 the following long-term capital gain dividends:

FUND                                            PER SHARE AMOUNT
--------------------------------------------------------------------------------
International Equity Fund                          $0.34205
S&P 500 Index Fund                                  0.21295
U.S. Equity Fund                                    0.75695
Small-Cap Value Fund                                0.00027

Please consult a tax adviser if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

                      [This Page Intentionally Left Blank]

                                         GE INSTITUTIONAL FUNDS' INVESTMENT TEAM
--------------------------------------------------------------------------------

  PORTFOLIO MANAGERS
  U.S. EQUITY FUND
  Team led by Eugene K. Bolton

  S&P 500 INDEX FUND
  James B. May
    State Street Global Advisors

  PREMIER GROWTH EQUITY FUND
  David B. Carlson

  VALUE EQUITY FUND
  Peter J. Hathaway

  MID-CAP GROWTH FUND
  Ralph E. Whitman, Jr.

  MID-CAP VALUE EQUITY FUND
  Ralph E. Whitman, Jr.

  SMALL-CAP VALUE EQUITY FUND
  Senior Investment Committee:
  Jack Feiler
  Martin L. Berman
  Steven E. Berman
  Richard Meisenberg
     Palisade Capital Management, L.L.C.

  INTERNATIONAL EQUITY FUND
  EMERGING MARKETS FUND
  Team led by Ralph R. Layman

  EUROPE EQUITY FUND
  Michael J. Solecki

  STRATEGIC INVESTMENT FUND
  David B. Carlson
  Ralph R. Layman
  Robert A. MacDougall

  INCOME FUND
  MONEY MARKET FUND
  Team led by
    Robert A. MacDougall

  INVESTMENT ADVISER
  AND ADMINISTRATOR
  GE Asset Management Incorporated

  TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

  SECRETARY
  Matthew J. Simpson

  TREASURER
  Michael J. Tansley

  ASSISTANT TREASURER
  Michael M. D'Ambrosio

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

  COUNSEL
  Sutherland, Asbill & Brennan, L.L.P

  CUSTODIAN
  State Street Bank & Trust Company

  INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP





  OFFICERS OF THE INVESTMENT ADVISER
  John H. Myers, CHAIRMAN OF THE BOARD
      AND PRESIDENT
  Eugene K. Bolton, EVP, DOMESTIC EQUITIES
  Michael J. Cosgrove, EVP, MUTUAL FUNDS
  John J. Walker, EVP, CHIEF FINANCIAL OFFICER
  Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

  Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
  Robert A. MacDougall, EVP, FIXED INCOME
  Geoffrey R. Norman, EVP, MARKETING
  Don W. Torey, EVP, ALTERNATIVE INVESTMENTS
      AND REAL ESTATE

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927


[GE LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.